UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:  811-23429

HOMESTEAD FUNDS TRUST

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Danielle Sieverling

Homestead Funds Trust

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

(Name and addresses of agent for service)

Registrant’s telephone number, including area code:  (703) 907-5993

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Item 1.  Reports to Stockholders.

Annual Report
December 31, 2019
Our Funds
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Intermediate Bond Fund (HOIBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Equity Fund (HISIX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on the Fund’s website (www.homesteadfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.258.3030, option 1, or by sending an email request to Homestead Funds at invest@homesteadfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.258.3030, option 1, or send an email request to invest@homesteadfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on January 17, 2020, for each fund as of December 31, 2019. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.
Past performance does not guarantee future results.
Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

President’s Letter
2019 Annual Report

January 17, 2020
Dear Shareholders:
As we begin 2020, I want to thank each and every one of you for your continued support and confidence in Homestead Funds’ investment and client services teams. We strive to maintain your trust in our ability to manage your hard-earned assets and want you to know that we take our responsibilities very seriously.
Following a bumpy third quarter, stock and bond markets in the U.S. finished out 2019 with strong gains for the year. Global economic data continued to soften slightly, though an uptick in outlooks around year-end could signal that some pressures are easing. We believe the December announcement of a phase one trade deal for the United States and China could boost manufacturing and export activity — key areas of weakness in 2019 — in the quarters ahead.
The Federal Reserve made three cuts to interest rates over the course of the year, and by the fourth quarter the yield curve had returned to a traditional upward-sloping shape. The Fed’s rate cuts also reinforced a supportive policy backdrop for stocks.
Please take a few minutes to read the portfolio manager letters that follow for details on how your fund performed in 2019, the impact of portfolio managers’ decisions on returns and the portfolio managers’ outlooks for the coming months. The strong investment performance of 2019 could be hard to match, but with progress on the U.S.-China trade war, a strong job market and healthy U.S. consumer, we see reasons to be upbeat.
If you have questions about your Homestead Funds portfolio, we invite you to get in touch with our team of registered representatives who work with investors daily. Our associates can help you understand the factors influencing the capital markets and check that your levels of exposure to different asset classes are in line with your goals. Please feel free to give us a call at 800.258.3030, option 2.
Again, we appreciate your trust and confidence.
Sincerely,
Mark D. Santero
CEO, President and Director
Homestead Funds
Mark Santero
CEO, President and Director

Daily Income Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund earned a return of 1.43% for the full year of 2019. The seven-day current annualized yield was 0.81% as of December 31, 2019, down from 1.62% on June 30, 2019. Even with the Federal Reserve lowering the federal funds rate band in 2019 by 0.75% to between 1.50% and 1.75%, the fund still earned enough interest income to cover its expenses and provide income to its shareholders. For most of the first half of the year we sought to enhance the performance of the fund by keeping the percentage of short-term assets low in an effort to take advantage of increasing yields in government securities. As the yield curve started to invert, the portfolio was adjusted to retain higher cash balances to mitigate the effects on the fund’s yield.
Market Conditions
Although expectations were mixed when the year began, the U.S economy exhibited steady, albeit muted, growth in 2019; however, questions remained as to how long even that growth might last. After a surprisingly strong 3.1% rise in gross domestic product (GDP) in the first quarter of 2019, the economy cooled to some degree in the second and third quarters with GDP increases of 2.0% and 2.1%, respectively. Currently, the consensus among economists is that GDP will likely rise by an annual rate of approximately 2.0% in the fourth quarter of 2019. Not surprisingly, Fed forecasts still only indicate a relatively modest 2.0% gain in GDP for all of 2020.
Although the Fed’s analysis of the data suggests some good overall economic activity in 2019, specific issues remain. Household spending has been a bright spot and was strong during the year, while indicators of business fixed investment and exports have remained somewhat weak. Several labor market measurements during 2019 continued to show acceptable growth: Initial jobless claims remained on average below 225,000; continuing claims trended right below 1.7 million, and the unemployment rate declined to 3.5%. However, wage gains slipped to approximately 2.9%. This is historically low for this point in the business cycle, although like last year, we believe sustained improvement in labor productivity will be a key to wage gains for 2020 and beyond. On a 12-month basis, overall inflation (even that which excludes food and energy prices) is running at approximately 2.0%, and expectations for longer-term inflation were little changed.
Investment Advisor: RE Advisers Corporation
Marc Johnston, CFP, ChFC, CAIA Money Market Portfolio Manager BA, General Arts, Villanova University; MBA, Northeastern University

Outlook
After the Federal Open Market Committee (FOMC), the Fed’s policymaking body, decided to lower its target for the federal funds rate to between 1.50% and 1.75% in 2019, many investors focused on whether economic conditions would warrant further rate cuts in 2020, and if so, when the cuts might occur. Currently, we believe market forecasts indicate a low probability for a 0.25% decrease in the federal funds rate by the June 2020 FOMC meeting. However, in an increasingly unpredictable economic environment with continued trade tensions and lack of government policy clarity, in our view demand is likely to drag, thus affecting investment and growth. We believe that the FOMC may be forced to act if economic conditions deteriorate. However, being cautious, any interest rate decreases will remain dependent upon the data and the situation at the time. We believe that the continued growth in the economy, labor and financial market stability, as well as a positive yield curve could lessen the burden on the FOMC to adjust interest rates. With inflation on a 12-month basis expected to remain somewhat near the FOMC’s 2.0% objective in the medium term, we believe that monetary policy is likely to remain slightly accommodative to support a strong labor market and a sustained return to 2% inflation. Overall, the risks to the economic outlook continue to appear roughly balanced.
We continue to try to be prepared to operate in this type of challenging interest rate environment by adjusting the investment mix and weighted average maturity of the portfolio as appropriate. We seek to prudently take advantage of investment opportunities as they become available to enhance yield consistent with our management of the fund as a government money market fund.

                Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 12/31/19)
	1 YR %	5 YR %	10 YR %
Daily Income Fund	1.43	0.54	0.28

Yield
Annualized 7-day current yield quoted 12/31/19	0.81%

Security Diversification
	% of Total Investments
	as of 12/31/18	as of 12/31/19
U.S. government and agency obligations	94.4	89.7
Short-term and other assets*	5.6	10.3
Total	100.0%	100.0%

Maturity
	as of 12/31/18	as of 12/31/19
Average weighted maturity	39 days	46 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the five- and 10-year periods. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
*Represents investment in an unaffiliated U.S. government money market fund.
Performance Evaluation

Short-Term Government Securities Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 3.36% for the year ended December 31, 2019, underperforming its benchmark index, the ICE BofAML 1-5 Year U.S. Treasury Index, which returned 4.20%.
The main detractor to the fund’s performance was its overall lower interest rate exposure as measured by duration relative to the benchmark and underweight allocation to U.S. Treasuries for most of the period. However, the underperformance was somewhat offset by the fund’s allocation to agency issuers backed by the full faith and credit of the U.S. government.
The portfolio management team gradually increased the fund’s duration closer to that of its benchmark throughout the year by adding to its U.S. Treasury holdings while reducing exposure to shorter maturity U.S. Treasuries.
Market Conditions
The Federal Open Market Committee (FOMC), the Federal Reserve’s policymaking committee, expected to raise the federal funds rate one to two times in 2019, continuing its gradual path to normalizing monetary policy. However, the continued uncertainty surrounding the trade spat between the United States and China, and the slowdown in Global Manufacturing Purchasing Managers Index, prompted Fed officials to temper expectations for further rate increases. Trade negotiations broke in the month of May, sending shock waves throughout financial markets and further driving Treasury yields lower. The Fed hinted that monetary policy would soon start to reverse course and become more accommodative. In July, policymakers cut the federal funds rate by 25 basis points, which Fed Chair Jerome Powell referred to as a “mid-cycle adjustment.” By year’s end, the FOMC had cut the federal funds rate by a total of 75 basis points, perceived by many market participants as unprecedented considering that the stock market was hovering near all-time highs and the unemployment rate near multi-decade lows.
U.S. Treasury yields declined during the year with two-year yields lower by 92 basis points and five-year yields lower by 82 basis points to end 2019 at 1.57% and 1.69%, compared with 2.49% and 2.51%, respectively, at the end of 2018. Economic activity as measured by year-over-year real gross domestic product declined from 2.5% at the end of 2018 toward long-term trend growth of 2.0% at the end of 2019 as the effects of tax reform faded. The labor market remained robust, and the unemployment rate dropped further to end the year at 3.5%. Core inflation decreased during the period with core personal consumption expenditures at 1.61% at the end of November 2019 versus 1.97% at the end of December 2018.
Overall corporate bonds and equities performed well during the year. A combination of a more accommodative Fed policy stance and an agreement in principal between the
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

United States and China to a phase one trade deal supported the markets. Corporate credit spreads tightened by 53 basis points during the period as measured by the Bloomberg U.S. Credit Index. In terms of credit quality, the BBB portion of the market was the best performer as investors globally reached for yield and grew more comfortable with the Fed’s support for financial markets.
Outlook
We remain cautiously optimistic on the economy and believe U.S. growth moderation will continue in 2020 toward long-term growth in the 2.0% range. In our view, monetary policy will continue to be supportive of risk markets. Moreover, we believe monetary policy will play a less important role in 2020 than it did in 2019. Last year’s unexpected mid-cycle adjustments reduced the Fed’s capability to act in the event of downside risk; in our view this will force the Fed to have a higher threshold to react. Market participants currently expect interest rate moves in the range of zero to one rate cut by the end of 2020.
We believe that there will be further risks in addition to the phase one and two China trade negotiations, and in our view the markets have priced in a very optimistic outcome. If the outcome is not as positive as expected, we believe this could leave the market exposed to potential corrections throughout the year. We expect to continue to maintain a conservative stance, emphasizing U.S. Treasuries and other high-quality holdings, though that view may change depending on changing market conditions.
We expect interest rates to be rangebound for most of the year. We will seek to continue to invest the portfolio in sectors and issuers that we believe offer compelling expected returns given their fundamentals and current valuation. Moreover, we seek to continue to maintain a high-quality bias to provide excess return while protecting downside risk given our current expectation of the risk/reward relationship.

                Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 12/31/19)
	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	3.36	1.26	1.28
ICE BofAML 1-5 Year U.S. Treasury Index	4.20	1.68	1.73

Security Diversification
	% of Total Investments
	as of 12/31/18	as of 12/31/19
U.S. government and agency obligations	58.1	62.6
Corporate bonds–government guaranteed	21.3	27.5
Asset-backed securities	3.4	4.3
Corporate bonds–other	8.4	2.7
Certificates of deposit	1.5	0.6
Mortgage-backed securities	2.2	0.1
Municipal bonds	0.3	0.0
Short-term and other assets	4.8	2.2
Total	100.0%	100.0%

Maturity
	as of 12/31/18	as of 12/31/19
Average weighted maturity	1.71	2.70
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofAML 1-5 Year U.S. Treasury Index made on December 31, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Short-Term Bond Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 3.90% for the year ended December 31, 2019, underperforming its benchmark index, the ICE BofAML 1-5 Year Corporate/Government Index, which returned 5.08%.
The fund’s main detractor to performance was its overall lower interest rate exposure as measured by duration relative to the benchmark for most of the period. Additionally, the fund’s overall underweight positioning relative to the benchmark to U.S. Treasuries, agencies and BBB-rated securities detracted from performance. On the positive side, the fund benefitted from its allocation to asset-backed securities (auto and consumer loans), municipals and utilities.
The portfolio management team gradually increased the fund’s duration closer to that of its benchmark throughout the year by adding to its U.S. Treasury holdings while reducing exposure to high-quality short maturity industrials and less-interest-rate-sensitive securities, particularly floating rate corporates and student loans in an effort to perform closer to benchmark under a falling interest rate environment.
Market Conditions
The Federal Open Market Committee (FOMC), the Federal Reserve’s policymaking committee, expected to raise the federal funds rate one to two times in 2019, continuing its gradual path to normalizing monetary policy. However, the continued uncertainty surrounding the trade spat between the United States and China, and the slowdown in the Global Manufacturing Purchasing Managers' Index, prompted Fed officials to temper expectations for further rate increases. Trade negotiations broke in the month of May, sending shock waves throughout financial markets and further driving Treasury yields lower. The Fed hinted that monetary policy would soon start to reverse course and become more accommodative. In July, policymakers cut the federal funds rate by 25 basis points, which Fed Chair Jerome Powell referred to as a “mid-cycle adjustment.” By year’s end, the FOMC had cut the federal funds rate by a total of 75 basis points, perceived by many market participants as unprecedented considering that the stock market was hovering near all-time highs and the unemployment rate near multi-decade lows.
U.S. Treasury yields declined during the year with two-year yields lower by 92 basis points and five-year yields lower by 82 basis points to end 2019 at 1.57% and 1.69%, compared with 2.49% and 2.51%, respectively, at the end of 2018. Economic activity as measured by year-over-year real gross domestic product declined from 2.5% at the end of 2018 toward long-term growth of 2.0% at the end of 2019 as the effects of tax reform faded. The labor market remained robust, and the unemployment rate dropped further to end the year at 3.5%. Core inflation decreased during the period with the core personal consumption expenditures at 1.61% at the end of November 2019 versus 1.97% at the end of December 2018.
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

Overall corporate bonds and equities performed well during the year. A combination of a more accommodative Fed policy stance and an agreement in principal between the United States and China to a phase one trade deal supported the markets. Corporate credit spreads tightened by 53 basis points during the period as measured by the Bloomberg U.S. Credit Index. In terms of credit quality, the BBB portion of the market was the best performer as investors globally reached for yield and grew more comfortable with the Fed’s support for financial markets.
Outlook
We remain cautiously optimistic on the economy and believe U.S. growth moderation will continue in 2020 toward long-term growth in the 2.0% range. In our view, monetary policy will continue to be supportive yet play a smaller role and likely be on the sidelines for the year. Last year’s unexpected mid-cycle adjustments reduced the Fed’s capability to act in the event of downside risk; in our view this will force the Fed to have a higher threshold to react. Market participants currently expect interest rate moves in the range of zero to one rate cut by the end of 2020.
We believe that there will be further risks in addition to the phase one and two China trade negotiations, and in our view the markets have priced in a very optimistic outcome. If the outcome is not as positive as expected, we believe this could leave the market exposed to potential corrections throughout the year. We expect to continue to maintain a conservative stance, emphasizing U.S. Treasuries and other high-quality holdings, though that view may change depending on changing market conditions.
We expect interest rates to be rangebound for most of the year. We will seek to continue to invest the portfolio in sectors and issuers that we believe offer compelling expected returns given their fundamentals and current valuation. Moreover, we will seek to continue to maintain a high-quality bias to provide excess return while protecting downside risk given our current expectation of the risk/reward relationship.

                Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 12/31/19)
	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	3.90	1.88	2.47
ICE BofAML 1-5 Year Corp./Gov. Index	5.08	2.07	2.19

Security Diversification
	% of Total Investments
	as of 12/31/18	as of 12/31/19
U.S. government and agency obligations	11.4	61.4
Corporate bonds–other	37.4	19.6
Asset-backed securities	21.7	12.2
Yankee bonds	10.3	5.6
Municipal bonds	14.5	0.2
Mortgage-backed securities	0.8	0.1
Corporate bonds–government guaranteed	0.0	0.1
Short-term and other assets	3.9	0.8
Total	100.0%	100.0%

Maturity
	as of 12/31/18	as of 12/31/19
Average weighted maturity	1.52	2.64
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofAML 1-5 Year Corp./Gov. Index made on December 31, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Intermediate Bond Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
For the period since inception (May 1, 2019) through December 31, 2019, the fund returned 4.69%, underperforming its benchmark index, the Bloomberg Barclays US Aggregate Index, which returned 5.55%.
The main detractor to fund performance was the initial underweight and coupon stack selection of the mortgage-backed security pass-through sector in addition to the fund’s overall lower interest rate exposure as measured by duration relative to the benchmark throughout the period. Moreover, the fund’s slight underweight positioning relative to the benchmark to the utility and local authority sectors detracted from performance. On the positive side, the fund benefitted from its allocation to financial institutions, industrials, asset-backed securities (auto and consumer loans), and agencies.
Market Conditions
The Federal Open Market Committee (FOMC), the Federal Reserve’s policymaking committee, expected to raise the federal funds rate one to two times in 2019, continuing its gradual path to normalizing monetary policy. However, the continued uncertainty surrounding the trade spat between the United States and China, and the slowdown in Global Manufacturing Purchasing Managers Index prompted Fed officials to temper expectations for further rate increases. Trade negotiations broke in the month of May, sending shock waves throughout financial markets and further driving Treasury yields lower. The Fed hinted that monetary policy would soon start to reverse course and become more accommodative. In July, policymakers cut the federal funds rate by 25 basis points, which Fed Chair Jerome Powell referred to as a “mid-cycle adjustment.” By year’s end, the FOMC had cut the federal funds rate by a total of 75 basis points, perceived by many market participants as unprecedented considering that the stock market was hovering near all-time highs and the unemployment rate near multi-decade lows.
U.S. Treasury yields declined during the year with two-year yields lower by 92 basis points and five-year yields lower by 82 basis points to end 2019 at 1.57% and 1.69%, compared with 2.49% and 2.51%, respectively, at the end of 2018. Economic activity as measured by year-over-year real gross domestic product declined from 2.5% at the end of 2018 toward long-term growth of 2.0% at the end of 2019 as the effects of tax reform faded. The labor market remained robust and the unemployment rate dropped further to end the year at 3.5%. Core inflation decreased during the period with core personal consumption expenditures at 1.61% at the end of November 2019 versus 1.97% at the end of December 2018.
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

Overall corporate bonds and equities performed well during the year. A combination of a more accommodative Fed policy stance and an agreement in principal between the United States and China to a phase one trade deal supported the markets. Corporate credit spreads tightened by 53 basis points during the period as measured by the Bloomberg U.S. Credit Index. In terms of credit quality, the BBB portion of the market was the best performer as investors globally reached for yield and grew more comfortable with the Fed’s support for financial markets.
Outlook
We remain cautiously optimistic on the economy and believe U.S. growth moderation will continue in 2020 toward long-term growth in the 2.0% range. In our view, monetary policy will continue to be supportive yet play a smaller role. Last year’s unexpected mid-cycle adjustments reduced the Fed’s capability to act in the event of downside risk; in our view this will force the Fed to have a higher threshold to react. Market participants currently expect interest rate moves in the range of zero to one rate cut by the end of 2020.
We believe that there will be further risks in addition to the phase one and two China trade negotiations, and in our view the markets have priced in a very optimistic outcome. If the outcome is not as positive as expected, we believe this could leave the market exposed to potential corrections throughout the year. We expect to continue to maintain a conservative stance, emphasizing U.S. Treasuries and other high-quality holdings, though that view may change depending on changing market conditions.
We expect interest rates to be rangebound for most of the year. We will seek to continue to invest the portfolio in sectors and issuers that we believe offer compelling expected returns given their fundamentals and current valuation. Moreover, we will seek to continue to maintain a high-quality bias to provide excess return while protecting downside risk given our current expectation of the risk/reward relationship.

                Performance Evaluation

Intermediate Bond Fund

Aggregate Since Inception Return (for the period 05/01/19 to 12/31/19)
Since Inception 05/01/19%
Intermediate Bond Fund	4.69
Bloomberg Barclays U.S. Agg Index	5.55

Security Diversification
% of Total Investments
as of 12/31/19
U.S. government and agency obligations	39.8
Corporate bonds–other	25.5
Mortgage-backed securities	23.4
Asset-backed securities	5.2
Yankee bonds	3.8
Municipal bonds	0.4
Short-term and other assets	1.9
Total	100.0%

Maturity
as of 12/31/19
Average weighted maturity	7.30
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Bloomberg Barclays U.S. Agg Index made on May 1, 2019.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Intermediate Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived all of its management fee and reimbursed a portion of the fund's expenses during the period shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Stock Index Fund
Performance Evaluation | Prepared by the Master Portfolio’s Investment Advisor, BlackRock Fund Advisors
Performance
For the 12 months ended December 31, 2019, the U.S. large cap market metric and the Stock Index Fund’s benchmark, the Standard & Poor’s (S&P) 500 Index, returned 31.49%, and the fund tracked closely with a return of 30.77%. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States.
During the 12-month period, as changes were made to the composition of the S&P 500 Index, the Master Portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.
Market Conditions
All 11 of the Global Industry Classification Standard (GICS) sectors advanced in the first quarter of 2019 as positive headlines regarding Sino-American trade negotiations, relatively strong corporate earnings growth and the Federal Reserve’s dovish pivot helped investor sentiment recover from steep losses in the fourth quarter of 2018. The technology sector outperformed and was responsible for 29% of the S&P 500 Index’s overall rally with real estate as the second best-performing sector. Health care shares underperformed but still posted a respectable gain.
In its January 2019 announcement, the Fed indicated that it would refrain from interest rate hikes for the foreseeable future, with a dovish assessment of U.S. economic conditions and transparency around balance sheet normalization. This reduced market-based expectations of interest rate hikes, serving as a boon for both equities and bonds. Less optimism was evident in the U.S. rates market. The pause in interest rate hiking by the Fed coupled with lowered forecasts for growth drove investors into longer-duration government bonds.
The prospect of an easier monetary policy buoyed equities broadly in the second quarter of 2019. At the June Federal Open Market Committee announcement, Fed Chair Jerome Powell noted that should trade tensions weigh on the committee’s economic outlook or should the shortfall of inflation from the target rate persist longer than expected, the Fed would provide more accommodation to sustain the expansion.
Trade tensions were a source of intra-quarter volatility. In May, President Trump threatened an increase in tariffs and protectionism against both China and Mexico. The S&P 500 Index fell 6.4% in May on these renewed trade concerns. However, these announcements did not materialize, and sentiment eased by June month-end.
Looking to interest rates, the 10-year U.S. Treasury yield declined 0.50% in the second quarter to 2% — the lowest level since 2016.
In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. The S&P 500 Index suffered its worst week of 2019 in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rate at both its July and September meetings.
On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/10-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.
In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.
In November, 266,000 jobs were added to the economy, revising the third-quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the fourth quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.
For the year 2019, all the GICS sectors returned positive results in the S&P 500 Index. Top contributors were information technology (50.3%), communication services (32.6%) and financials (32.1%). Bottom contributors for the year were energy (11.8%), health care (20.8%) and materials (24.8%).

                Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 12/31/19)
	1 YR %	5 YR %	10 YR %
Stock Index Fund	30.77	11.06	12.95
Standard & Poor’s 500 Stock Index	31.49	11.70	13.56
Sector Diversification
% of Total Investments as of 12/31/19
Information technology	22.8
Health care	13.9
Financials	12.7
Communication services	10.1
Consumer discretionary	9.5
Industrials	9.0
Consumer staples	7.1
Energy	4.2
Utilities	3.2
Real estate	2.9
Materials	2.7

Short-term and other assets	1.9

Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/19
Apple, Inc.	4.5
Microsoft Corp.	4.4
Alphabet, Inc.	2.9
Amazon.com, Inc.	2.8
Facebook, Inc.	1.8
Berkshire Hathaway, Inc.	1.6
JPMorgan Chase & Co.	1.6
Johnson & Johnson	1.4
Visa Inc.	1.2
Procter & Gamble Co.	1.1
Total	23.3%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor’s 500 Stock Index made on December 31, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Sector diversification and top holdings information is for the S&P 500 Index Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Index Master Portfolio.
Performance Evaluation

Value Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund posted a return of 27.69% during 2019, trailing its benchmark index, the S&P 500 Value Index, which returned 31.93%. The fund’s lower-than-index result was primarily due to the fund not holding shares of Apple. A year-end, Apple was an 8% weight in the benchmark and the stock was up over 80% for the year.
Portfolio Review
The fund’s information technology (IT) holdings were positive for performance thanks to strong contributions from long-term holdings such as Microsoft, Visa and Leidos, but on a relative basis the fund’s IT holdings lagged the benchmark’s. We remain positive on the sector and continue to hold a large overweight. During the year, we adjusted some of the fund’s individual stock weights in the sector. In particular, we eliminated Intel Corporation from the portfolio and rotated the proceeds into new names, including NVIDIA Corporation and NXP Semiconductor. We believe that these two companies are better positioned within the semiconductor industry in markets such as data center machine learning and autonomous vehicle technology.
The fund’s energy and health care sectors were a drag on relative performance. In energy, we reduced the fund’s exposure by eliminating Halliburton and Helmerich & Payne. We believe the appeal of the cheapness of the sector does not outweigh the risk of a secularly challenged industry. In health care, the fund’s underperformance was marginal, and with the sole exception of Pfizer, all of the fund’s sector participants generated double-digit returns for the year. As concerns about “Medicare for All” abated, the fund’s health care providers and services stocks rebounded from depressed levels in the second half of the year.
The fund’s financials holdings contributed the strongest positive relative performance for the year. Notable contributors were Citigroup, J.P. Morgan, Bank of America and Allstate. At the end of the reporting period, the fund was still underweight the financials sector relative to the benchmark, though we augmented sector exposure with the addition of Goldman Sachs early in the year.
The fund’s industrials holdings were also positive for performance. Parker Hannifin, Honeywell and Stanley Black & Decker were notable contributors. We initiated a new position for the fund in CSX, one of the major Class I railroad companies in the United States. We believe the company’s precision scheduled railroading efforts will continue to improve operating efficiency and allow the company to regain market share.
The fund added new names in the consumer discretionary sector, including Las Vegas Sands Corporation, a leading global casino gaming operator, and McDonald’s Corporation, the largest restaurant company in the world.
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University
Jim Polk, CFA Senior Equity Portfolio Manager BA, English, Colby College; MBA, The Olin Graduate School of Business at Babson College

We believe that both companies have an abundance of organic growth initiatives that will lead them to outperform peers in their respective industries.
Outlook
Even with equities up in 2019, we remain optimistic about the stock market’s potential in 2020. We believe that there may be a delayed impact of global central bank easing, which should have a positive impact on economic growth. The Fed has continued to demonstrate an accommodative policy, keeping rates low. With few signs of inflation, we believe there’s a strong likelihood that this position will remain throughout 2020. Nonetheless with unemployment rates at significantly low levels, we will be watching for signs of wage inflation, as low rates could lead to a rebound in the real estate/housing markets. In our view, the growth in these markets could help propel additional consumer spending. We also believe that the phase one trade agreement with China could help alleviate some uncertainty that companies have been experiencing.
We also have several counterbalancing concerns in managing the portfolio. Recent Middle East tensions could get worse. While we don’t believe any aggression would have a direct impact on the market, it could certainly create a more risk-off environment. Any further, significant delays in a trade deal could also bring more uncertainty into the market. And finally, with the presidential election later in the year, there could be headline risk to various sectors depending on the perceived and then ultimate Democratic nominee.
We are committed to evaluating the fund’s existing holdings and seeking new investment opportunities that reward shareholders, in keeping with our long-term, research-oriented focus.

                Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 12/31/19)
	1 YR %	5 YR %	10 YR %
Value Fund	27.69	10.11	12.52
Standard & Poor’s 500 Value Index	31.93	9.52	12.16
Russell 1000 Value Index	26.54	8.29	11.80
Sector Diversification
% of Total Investments as of 12/31/19
Health care	22.0
Information technology	21.4
Financials	17.5
Industrials	12.7
Materials	7.8
Energy	6.9
Communication services	6.0
Consumer discretionary	4.1
Consumer staples	0.8
Short-term and other assets	0.8
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/19
Microsoft Corp.	5.4
JPMorgan Chase & Co.	4.7
Visa Inc.	4.7
Avery Dennison Corp.	4.5
Alphabet, Inc.	4.5
Parker-Hannifin Corp.	4.5
Allstate Corp.	4.1
Honeywell International, Inc.	4.1
Merck & Co., Inc.	3.5
Abbott Laboratories	3.4
Total	43.4%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund, the Standard & Poor’s 500 Value Index and the Russell 1000 Value Index made on December 31, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
As of January 1, 2020, the Russell 1000 Value Index replaced the Standard & Poor's 500 Value Index as the primary benchmark for the Fund because the Russell 1000 Value Index more closely reflects the market sectors and types of stocks in which the Fund invests.
Performance Evaluation

Growth Fund
Performance Evaluation | Prepared by the Fund’s Subadvisor, T. Rowe Price Associates
Performance
The fund delivered a positive return of 28.36% for the 12-month period but underperformed its benchmark, the Russell 1000 Growth Index, which returned 36.39%. Both stock selection and sector allocation decisions drove relative underperformance.
Portfolio Review
Information technology was the primary relative detractor, due to security selection and an underweight allocation. The fund’s underweight position in Apple detracted from relative performance as shares marched higher over the past 12 months, driven by accelerating growth of services and wearables, along with improving conditions for iPhone sales in China. The fund maintained an underweight position relative to the benchmark at period end due to our concerns for oversaturation and elongation of replacement cycles for smartphones and Apple’s ability to monetize its installed base of users as hardware reaches parity and operating systems become less differentiated.
An overweight position in the health care sector relative to the fund’s benchmark, along with poor stock choices, also weighed on relative performance. Despite solid fundamentals, shares of Cigna underperformed as pressure from democratic presidential candidates promoting a single-payer health care system caused a major sell-off and represents an ongoing overhang for the managed care industry.
Stock picks in the industrials and business services sector further pulled back relative returns. Shares of Boeing sold off following the tragic events that were linked to a design flaw in the 737 MAX and were dragged lower by a series of negative news events during the investigation and an ongoing recertification process that has taken longer than expected.
Conversely, the consumer staples sector contributed to relative performance due to an underweight allocation.
Stock choices in consumer discretionary further added value, although an overweight position tempered gains. Within the sector, shares of Alibaba Group Holding drove performance.
Subadvisor: T. Rowe Price Associates
Taymour Tamaddon, CFA Portfolio Manager BS, Applied Physics, Cornell University; MBA, Finance, Dartmouth

Outlook
Overall, we are cautious but optimistic that sufficient market drivers are still in place and think more volatile market conditions could produce potentially attractive buying opportunities for long-term investors. However, with all the fits and starts, we believe trade and interest rates remain the two key market factors to watch. Furthermore, as the U.S. presidential election campaigns gain momentum and controversial policy issues are debated, political headline risk may become more of a concern, in our view. In this environment, we will continue to rely on our expertise to navigate the market, focusing on investing in high-quality companies. Leveraging the rigorous research and unique insights from our talented analyst platform gives us an important edge as we sift through the noise and identify companies with attractive growth prospects.

                Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 12/31/19)
	1 YR %	5 YR %	10 YR %
Growth Fund	28.36	15.57	15.60
Russell 1000 Growth Index	36.39	14.63	15.22
Sector Diversification
% of Total Investments as of 12/31/19
Information technology	33.3
Consumer discretionary	19.3
Communication services	19.2
Health care	15.7
Industrials	6.9
Utilities	2.1
Financials	1.8
Energy	0.6
Consumer staples	0.4
Short-term and other assets	0.7
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/19
Microsoft Corp.	7.8
Amazon.com, Inc.	7.5
Alphabet, Inc.	7.3
Facebook, Inc.	5.7
Visa Inc.	5.2
Boeing Co.	4.4
Apple, Inc.	3.4
Alibaba Group Holding Ltd. ADR	2.7
Global Payments, Inc.	2.6
Tencent Holdings Ltd. ADR	2.4
Total	49.0%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Growth Index made on December 31, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the five- and 10-year periods. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Small-Company Stock Fund
Performance Evaluation | Prepared by the Fund’s Investment Advisor, RE Advisers Corporation
Performance
The fund returned 22.16% in 2019, trailing its benchmark index, the Russell 2000 Index, which returned 25.52%. Stock choices in the consumer discretionary sector weighed on relative returns.
Portfolio Review
The fund’s strongest performing sector was the materials sector. The fund was overweight the sector, and the fund’s holdings outperformed the benchmark’s sector returns. Much of the performance was driven by Summit Materials where favorable weather and an improving macro backdrop helped results.
In the financials sector, the fund was slightly overweight, and its holdings outperformed the benchmark’s. Kinsale, which we believe is a unique opportunity in the insurance industry, was up significantly. Encore Capital in the consumer finance subsector was also strong. In banking, the fund was overweight and underperformed. Metropolitan Bank Holding and Atlantic Union Bankshares were strong performers. We believe these will be solid investments over the next year, considering the steepening of the yield curve later in 2019, their relatively cheap valuations and the potential for further consolidation in the bank industry. Cadence Bancorp detracted from results.
In information technology, the fund was overweight and outperformed. Descartes Systems (a unique logistics software company), Mantech and Itron were the performance leaders. We have added to names in this category and increased the fund’s exposure to the sector overall. A recent addition is Verint Systems, a software company that provides intelligence for customer engagement and cyber intelligence communities. We believe the company has strong technological offerings for both segments.
The fund’s biggest sector detractor was consumer cyclicals where it was slightly overweight. The restaurant category was weak with BJ’s Restaurant down significantly and Cracker Barrel underperforming. While we maintain a favorable long-term investment opinion of both, we reduced the fund’s exposure to these names to trim its sector weighting.
The fund was underweight health care and underperformed. ICU Medical and Merit Medical both underperformed. We have eliminated the fund’s position in Merit Medical. Overall, however, we believe there are numerous opportunities in the sector, and we have increased the fund’s exposure to this sector over the past year. Notable sector performance leaders include Nanostring, Steris, Medpace and LHC Group. The fund established a position in Inovalon Holdings. We are positive on this health care data analytics company as the company is coming out of an extended investment cycle in the past several years and, in our view, is beginning to reap the benefits of its investments in cloud computing, end market diversification, sales and marketing.
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University
Jim Polk, CFA Senior Equity Portfolio Manager BA, English, Colby College; MBA, The Olin Graduate School of Business at Babson College

We reduced the fund’s exposure to the industrials sector in 2019 with the elimination of NN, Inc., Standex, Covenant and Interface but the fund remains overweight relative to the benchmark. Strong performers in the sector for the year included BWX Technologies, Knight-Swift Transportation, Welbilt and Werner. New names added to the sector include BWX Technologies, Colfax, Comfort Systems and Enersys. Comfort Systems is a leading mid-market HVAC and electrical contracting installation and service provider. We invested with this high-caliber management team in previous years to great success, so when we saw a price decline as a result of deal timing in the first half of 2019, we were excited for the fund to have another opportunity to get involved at an inexpensive valuation.
Outlook
We continue to be optimistic regarding equities in general and small-cap stocks in particular. In our view, there continue to be underfollowed companies and strong businesses that can reward investors over the long haul. We believe the delayed impact of central bank stimulus will bear results this year and next. We believe that lower interest rates, strong employment, a reasonably healthy consumer and a less contentious trade environment should benefit small-cap stocks.

                Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 12/31/19)
	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	22.16	2.62	10.46
Russell 2000 Index	25.52	8.23	11.83
Sector Diversification
% of Total Investments as of 12/31/19
Information technology	23.1
Industrials	19.5
Health care	18.0
Financials	17.8
Consumer discretionary	8.0
Materials	6.9
Real estate	3.7
Consumer staples	1.0
Communication services	0.5
Short-term and other assets	1.5
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/19
Descartes Systems Group Inc. (The)	4.2
STERIS PLC	4.0
ManTech International Corp.	4.0
Kinsale Capital Group, Inc.	4.0
Applied Industrial Technologies, Inc.	3.7
Glacier Bancorp, Inc.	3.5
NanoString Technologies, Inc.	3.2
PolyOne Corp.	3.2
Cracker Barrel Old Country Store, Inc.	2.9
Encore Capital Group, Inc.	2.9
Total	35.6%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on December 31, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

International Equity Fund
Performance Evaluation | Prepared by the Fund’s Subadvisor, Harding Loevner LP
Performance
In 2019, the fund outperformed its benchmark, the MSCI EAFE Index. The fund increased 24.83% versus the 22.01% return for the benchmark.
Portfolio Review
For the full year, the fund’s good relative performance came primarily from strong stocks in most sectors and an overweight in the top-performing sector, information technology (IT). The fund’s health care stocks delivered the most outperformance, led by Japanese online medical information services platform M3. The company’s efforts to entice more drug companies to use its clinical trial participant recruiting service paid off, and its shares were also buoyed by the announcement that it would be added to the Nikkei 225 Index. IT holdings added to relative returns, thanks to the fund’s large weight, but the fund’s stock selections didn’t keep up with the rest of the sector. TSMC and bank software developer Temenos were strong, but Checkpoint Software and Infineon lagged. In consumer staples, Nestlé helped relative performance after it generated strong organic revenue growth in the first half of the year. Atlas Copco was a standout performer among industrials.
The communications services sector lagged the market, and the fund’s stocks performed even worse. Chinese internet search provider Baidu weighed on the fund’s performance for most of the year amid concerns about weakening growth in its core search business and the cash drain of its new ventures, including entertainment and autonomous driving. Telecom services operator China Mobile weakened when its voice and messaging revenue failed to meet expectations. Dentsu, a Japan-based marketing and advertising services company, suffered ongoing margin pressure from its overseas subsidiaries, where customers are shifting more quickly from traditional to digital advertising channels, requiring heavier investments in new media expertise.
From a geographic perspective, the fund outperformed in every region. Japan edged out Europe Ex-EMU in delivering the most outperformance, thanks to M3 and drug manufacturer Chugai Pharmaceutical, whose new hemophilia treatment was well received in Japan and elsewhere. In Europe Ex-EMU, the fund benefited from Atlas Copco and Temenos. The fund’s biggest allocation drag was its cash reserves, which averaged just over 3% for the year.
Outlook
We believe a decade of monetary stimulus has turned many of the rules of investing on their heads. Short-term interest rates, controlled by central banks, are now set firmly below zero in Japan and every European money market except Britain. Denied the prospect of positive real yields, investors have embraced equities as a source of income. The search for
Subadvisor: Harding Loevner LP
Ferrill D. Roll, CFA Co-Lead Portfolio Manager BA, Economics, Stanford University
Andrew West, CFA Co-Lead Portfolio Manager BS, Business Administration, University of Central Florida; MBA, New York University

investment yield has encouraged the pursuit of “low volatility” stock funds, which seek to mimic the stability of bonds while delivering both dividend income and a total return approximating the broader market.
We focus on identifying high-quality companies with reliable profitability, sound finances, strong management and bright growth prospects; however, we wrestle with what we must pay for such companies. In our view, the scramble for yield, by fueling demand for defensive equity portfolios and pushing discount rates lower, is making this challenge even trickier. High-quality companies have become more popular and more highly priced as a result. Stocks of faster-growing businesses have become more highly priced still and simultaneously more volatile as sentiment drives changes in the market’s discount rate.
Our response, as is usual at Harding Loevner, has been incremental. We pursue strong quality characteristics in the businesses we follow, not low volatility for its own sake, because the former is typically more persistent than the latter. We pursue faster growth so, all else being equal, the portfolio has the potential to benefit from better-than- average earnings growth over time. And, despite our tolerance for seemingly stretched valuations in a period of ultra-low interest rates, we continue, at the margin, to reduce holdings of the most expensive stocks in the portfolio.

                Performance Evaluation

International Equity Fund

Average Annual Total Returns (periods ended 12/31/19)
	1 YR %	5 YR %	10 YR %
International Equity Fund*	24.83	7.15	5.11
MSCI® EAFE® Index	22.01	5.67	5.50
Country Diversification
% of Total Investments as of 12/31/19
Germany	15.8
Japan	13.9
Switzerland	13.6
Britain	9.6
France	8.5
Sweden	7.2
Spain	4.1
United States of America	4.0
Hong Kong	3.5
Israel	3.1
Singapore	3.0
Canada	3.0
China	2.2
Taiwan	1.4
Republic of South Korea	1.0
Russia	1.0
India	1.0
Denmark	1.0
Brazil, Mexico, & South Africa	1.3
Short-term and other assets	1.8
Total	100.0%

Top 10 Equity Holdings
% of Total Investments as of 12/31/19
Roche Holding AG REG	4.6
Nestlé SA ADR	4.1
SAP SE ADR	3.9
Allianz SE REG	3.8
Infineon Technologies AG	3.7
L’Oréal SA	3.6
Atlas Copco AB	3.5
AIA Group Ltd.	3.5
Check Point Software Technologies Ltd.	3.1
DBS Group Holdings Ltd.	3.0
Total	36.8%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on December 31, 2009.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management from December 31, 2009, to September 14, 2015; as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015, to January 8, 2016; and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016, to period-end.
Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at July 1, 2019 and held through December 31, 2019.
Actual Expenses
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

                Expense Example

Expense Example (Continued)
Daily Income Fund	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Period Ended December 31, 2019
Actual Return	$1,000.00	$1,006.10	$4.00	0.79%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.01	$4.03	0.79%

Short-Term Government Securities Fund[b]
Actual Return	$1,000.00	$1,009.50	$3.80	0.75%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.22	$3.82	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,010.50	$4.10	0.81%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.92	$4.13	0.81%

Intermediate Bond Fund[b]
Actual Return	$1,000.00	$1,021.00	$4.05	0.80%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.99	$4.05	0.80%

Stock Index Fund[c]
Actual Return	$1,000.00	$1,125.20	$3.18	0.59%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.01	$3.03	0.59%

Value Fund
Actual Return	$1,000.00	$1,115.20	$3.68	0.69%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.52	$3.52	0.69%

Growth Fund
Actual Return	$1,000.00	$1,102.30	$5.18	0.98%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.07	$4.98	0.98%

Small-Company Stock Fund
Actual Return	$1,000.00	$1,021.20	$5.82	1.14%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,019.24	$5.82	1.14%

International Equity Fund[b]
Actual Return	$1,000.00	$1,073.80	$5.17	0.99%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.01	$5.04	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.
b.	Reflects fee waiver and/or expense limitation agreements in effect during the period.
c.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.
Expense Example

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.
Proxy Voting Record
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission’s website at sec.gov.
Quarterly Disclosure of Portfolio Holdings
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-PORT, semi-annual and annual reports are available on the Commission’s website at sec.gov. The most recent quarterly portfolio holdings and semi-annual and annual reports also can be accessed on the Funds’ website at homesteadfunds.com.
Principal Risks
You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.
•    Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
•    Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
•    Concentration Risk To the extent the fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
•    Convertible Securities Risk Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
•    Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
•    Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.
•    Debt Securities Risks
Credit Risk The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can

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increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”) tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.
Extension Risk The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Interest Rate Risk The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.
•    Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.
•    Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Fund’s manager, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.
•    Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
•    Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
•    Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. For example, the Fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. As a matter of fundamental policy, the Intermediate Bond Fund will normally invest at least 25% of its total assets (i.e.,

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concentrate) in mortgage-related assets and asset-backed instruments issued by government agencies or other governmental entities or by private originators or issuers, and other investments that RE Advisers considers to have the same primary economic characteristics.
•    Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.
•    Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
•    High Yield Securities Risk The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by RE Advisers to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.
•    Income Risk The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
•    Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.
•    Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Fund and its shareholders.
•    Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. There will be some duplication of expenses because the Fund also must pay its pro-rata share of that investment company’s fees and expenses.
•    Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.
•    Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
•    Limited Operating History Risk A Fund may have a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.
•    Manager Risk The risk that the manager’s decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager's investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager's ability to identify profitable investment opportunities for the Fund. The past

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experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
•    Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
•    Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.
•    Master/Feeder Structure Risk The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund’s investment program adversely and limit the ability of the master fund to achieve its objective.
•    Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
•    Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
•    Passive Investment Risk Because BlackRock Fund Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.
•    Portfolio Turnover Risk The risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.
•    Preferred Securities Risk The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
•    Repurchase Agreements Risk The Fund’s investment return on repurchase agreements will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
•    Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them

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promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.
•     Sovereign Debt Obligations Risk The risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner. Sovereign governments may default on their debt obligations for a number of reasons, including social, political, economic and diplomatic changes in countries issuing sovereign debt. The Fund may have limited (or no) recourse in the event of a default because bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to private issuers, and any recourse may be subject to the political climate in the relevant country. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings.
•    Tracking Error Risk Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, differences in transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need of the Fund or Master Portfolio to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
•    U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.
•    Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
•    Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.
Board of Directors' Considerations in Approving the Investment Management and Sub-Advisory Agreements
Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“RE Advisers”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which RE Advisers is responsible for the day-to-day management of the following series of Homestead: the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund, the Value Fund, the Growth Fund and the International Equity Fund (each series, a “Fund” and, collectively, the “Funds”)1. In addition, RE Advisers has entered into subadvisory agreements (the “Subadvisory Agreements” and, together with the Investment Management Agreements, the “Agreements”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Harding Loevner LP (“Harding Loevner”), on behalf of the Growth Fund and the International Equity Fund, respectively, pursuant to which T. Rowe Price and Harding Loevner are responsible for the day-to-day management of the assets of such Funds. RE Advisers, T. Rowe Price and Harding Loevner each is an “Adviser” and are collectively referred to as the “Advisers.”
The Board of Directors (the “Board”) of Homestead held a telephonic meeting on August 13, 2019 (the “August Meeting”), at which they gave preliminary consideration to information bearing on the continuation of the Agreements for the period from September 23, 2019 through September 22, 2020. At its regular quarterly meeting held on September 17-18, 2019 (the “September Meeting”), following the receipt of additional information and discussion at an executive session of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940,

1RE Advisers serves as an administrator to the Stock Index Fund pursuant to an administrative services agreement with that Fund and does not currently serve as the Fund’s investment adviser. The Board of Trustees of Homestead Funds Trust (the “Trust”) approved an investment management agreement for the Intermediate Bond Fund, a series of the Trust, for an initial two-year term in March 2019; accordingly, the Board of Trustees is not reapproving the Intermediate Bond Fund’s investment management agreement at this time.

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as amended (the “1940 Act”)), of the Funds (“Independent Directors”) and independent counsel to the Independent Directors, at which no representative of the Advisers were present, the Board, voting separately, approved the continuation of the Agreements with respect to all Funds for an additional one-year period.
Prior to the August Meeting, the Independent Directors’ requested that the Advisers provide the Board information they deemed reasonably necessary for their consideration of the Agreements. Pursuant to this request, the Advisers provided the Board with, and the Board, including the Independent Directors, considered and discussed, information regarding, among other things, (a) the level of the advisory fees that RE Advisers charges a Fund compared with the fees charged to comparable mutual funds and compared with those of RE Adviser’s non-investment company clients and the level of subadvisory fees that T. Rowe Price and Harding Loevner receive with respect to the Growth Fund and the International Equity Fund, respectively, and compared with the advisory and/or subadvisory fees charged by T. Rowe Price and Harding Loevner to other clients; (b) each Fund’s overall fees and operating expenses compared with similar mutual funds; (c) each Fund’s performance compared with similar mutual funds; (d) the investment management and other services the Advisers provide the Funds, including each Adviser’s compliance program; (e) the Advisers’ investment management personnel; and (f) RE Advisers’ financial condition and profitability in connection with managing the Funds. The Directors also reviewed information provided by Strategic Insight (“Strategic Insight”), an information service provider unaffiliated with the Advisers, comparing each Fund’s advisory fee rate, net total expenses, operating expenses and performance to those of other similar open-end funds selected by Strategic Insight.
The Independent Directors and their independent legal counsel met separately in an executive session held telephonically on August 8, 2019, to discuss the materials received. During the executive session the Independent Directors also reviewed and discussed with their independent legal counsel various key aspects of the Directors’ legal responsibilities relating to the proposed continuation of the Agreements, as addressed in a memorandum prepared by independent legal counsel and provided in advance of the meeting.
Following their telephonic executive session on August 8th and the August Meeting, the Independent Directors requested certain follow-up information from each Adviser. The Advisers provided such follow-up information prior to the September Meeting. At the September Meeting, the Advisers presented certain additional information to the Directors regarding the Funds. The Directors then considered whether any further discussion or review was necessary, concluding that the August Meeting and the information reviewed by the Independent Directors and their independent counsel prior to and at the September Meeting provided a sufficient basis for taking action on the continuation of the Advisory Agreements with respect to each Fund for an additional year.
The Directors also met over the course of the year with investment advisory personnel from RE Advisers and regularly reviewed detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. Accordingly, the Directors’ determination to approve the continuance of the Agreements was made on the basis of each Director’s business judgment after an evaluation of all of the information provided to the Directors, both at the August and September Meetings and at prior meetings.
In reaching their determinations relating to the continuation of the Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. Individual Directors may have attributed different weights to the various factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive.
In particular, the Board focused on the following:
Nature, Extent and Quality of Services. The Directors considered the nature, extent and quality of the services the Advisers provide to the applicable Funds and the resources the Advisers dedicate to the Funds. In this regard, the Directors evaluated, among other things, each Adviser’s personnel, experience, track record, compliance program and, with respect to RE Advisers, oversight of the Funds’ other service providers, including T. Rowe Price and Harding Loevner in their capacity as subadvisers to the Growth Fund and the International Equity Fund, respectively. The Directors considered information concerning the investment philosophy and investment processes used by the Advisers in managing the Funds. In this context, the Directors also considered the managerial and financial resources available to the Advisers and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Agreements. The Directors considered each Adviser’s assessment of its ability to attract and retain capable personnel and succession planning processes with respect to the leadership of the Funds’ portfolio management teams. The Directors considered the quality of the services provided by the Advisers and the quality of the resources available to the Funds. The Directors further considered each Adviser’s experience and reputation and the professional qualifications of its personnel. The Directors noted, in particular, that RE Advisers had made significant enhancements to its investment team over the previous 18 months, including the addition of an equity analyst, a senior equity analyst, a fixed-income portfolio manager and a senior equity portfolio manager. The Directors also noted that RE Advisers had made additional investments in personnel and technology to service existing shareholders.

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The Directors also considered that the Investment Management Agreements require RE Advisers to oversee the administration of all aspects of the Funds’ business and affairs and to provide certain services required for effective administration of the Funds.
On the basis of these considerations as well as others and in the exercise of their business judgment, the Directors concluded that the nature, extent and quality of services provided by the Advisers to the Funds supported the approval of the Agreements for an additional one-year period.
Investment Performance of the Fund. The Directors reviewed reports provided by Strategic Insight that compared each Fund’s performance record (trailing annualized net total returns) for the one-, three-, five-, and ten-years ended December 31, 2018, as applicable, against a group of the Fund’s peer funds with similar total assets and investment objectives selected by Strategic Insight (a “Peer Group”) and the Fund’s relevant benchmark index for the same time periods. In addition, the Directors reviewed reports provided by eVestment that compared each Fund’s performance record for the one-, three-, five-, and ten-years ended June 30, 2019, as applicable, against each Fund’s benchmark index.
With respect to each Fund, the Directors concluded that the Fund’s performance (including absolute performance and, where applicable, outperformance of peers and relevant benchmarks over long-term periods) and/or other relevant factors supported continuation of the Agreements. In the case of each Fund that had performance that lagged that of a relevant peer group or benchmark for certain (although not necessarily all) periods, the Directors concluded that other factors relevant to performance supported continuation of the advisory arrangements. These factors included, among other factors, that the Fund’s more recent or long-term performance, as applicable, was competitive when compared to relevant performance benchmarks or peer groups. The Directors noted that, in addition to meeting with members of each Fund’s portfolio management team on a regular basis during the prior year to discuss Fund performance and related matters, they had held additional meetings with members of RE Advisers senior management regarding the Small-Company Stock Fund and discussed in additional detail succession planning with respect to the Fund, steps intended to help improve the Fund’s performance and asset growth. The Directors noted that management had provided thorough and thoughtful analysis regarding its continued confidence in the Fund’s investment team, and also considered the recent additions to the investment team.
Among other information, the Directors took into account the following information regarding each individual Fund’s performance.
Daily Income Fund
With respect to the Daily Income Fund, the Directors noted that the Fund’s trailing annualized net total return was 1.08% for the one-year period ended December 31, 2018, 0.42% for the three-year period ended December 31, 2018, 0.26% for the five-year period ended December 31, 2018, and 0.16% for the ten-year period ended December 31, 2018, compared to the return of its benchmark index, the Lipper Money Market Index, which had returns of 1.63%, 0.80%, 0.48%, and 0.27% for the same periods.
The Board noted that, while the Fund ranked in the fifth quintile for the one-, three-, and five-year periods, the Fund’s performance was in the fourth quintile for the ten-year period and generally more in line with the performance of such other funds over the ten-year period.
Short-Term Government Securities Fund
With respect to the Short-Term Government Securities Fund, the Directors noted that the Fund’s trailing annualized net total return was 1.20% for the one-year period ended December 31, 2018, 0.84% for the three-year period ended December 31, 2018, 0.83% for the five-year period ended December 31, 2018 and 1.23% for the ten-year period ended December 31, 2018, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which had returns of 1.52%, 1.09%, 1.09%, and 1.33% for the same periods. The Board noted RE Advisers’ statement that it viewed the returns as competitive, given the conservative manner in which the Fund is managed and that the average duration of the Fund is shorter than that of the benchmark index.
The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked in the second quintile for one- and five- year periods and the third quintile for the three- and 10- year periods ended December 31, 2018.
Short-Term Bond Fund
With respect to the Short-Term Bond Fund, the Directors noted that the Fund’s trailing annualized net total return was 1.69% for the one-year period ended December 31, 2018, 1.70% for the three- year period ended December 31, 2018, 1.41% for the five-year period ended December 31, 2018 and 3.64% for the ten-year period ended December 31, 2018, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year Corp./Gov. Index, which returned 1.40%, 1.43%, 1.37%, and 2.17% for the same periods.
The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked in the first or second quintiles of the Fund’s Peer Group for the one-, three-, five- and ten- year periods ending December 31, 2018.

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
Value Fund
With respect to the Value Fund, the Directors noted that the Fund’s trailing annualized net total return was -6.36% for the one-year period ended December 31, 2018, 8.70% for the three-year period ended December 31, 2018, 7.58% for the five-year period ended December 31, 2018, and 12.46% for the ten-year period ended December 31, 2018, compared to the return of its benchmark index, the Standard & Poor’s 500 Value Index, which had returns of -8.95%, 7.23%, 6.06%, and 11.21% for the same periods.
The Directors noted that the Fund ranked in the first quintile of the Fund’s Peer Group for the three-, five- and ten-year periods ending December 31, 2018, and in the second quintile for the one-year period ended December 31, 2018.
Growth Fund
With respect to the Growth Fund, the Directors noted that that the Fund’s trailing annualized net total return was 3.96% for the one-year period ended December 31, 2018, 13.64% for the three- year period ended December 31, 2018, 11.72% for the five-year period ended December 31, 2018, and 17.54% for the ten-year period ended December 31, 2018, compared to the return of its benchmark index, the Russell 1000 Growth Index, which had returns of -1.51%, 11.15%, 10.40%, and 15.29% for the same periods.
The Directors noted that the Fund ranked in the first quintile of the Fund’s Peer Group for the one-, three-, five- and ten-year periods ending December 31, 2018.
Small-Company Stock Fund
With respect to the Small-Company Stock Fund, the Directors noted that the Fund’s trailing annualized net total return was -26.18% for the one-year period ended December 31, 2018, -0.58% for the three-year period ended December 31, 2018, 0.12% for the five-year period ended December 31, 2018, and 12.38% for the ten-year period ended December 31, 2018, compared to the return of its benchmark index, the Russell 2000 Index, which had returns of -11.01%, 7.36%, 4.41% and 11.97% for the same periods.
The Directors noted that the Fund ranked in the fifth quintile of the Fund’s Peer Group for each of the one-, three- and five-year periods ending December 31, 2018 and in the second quintile of the Fund’s Peer Group for the ten-year period ended December 31, 2018.
The Directors considered RE Adviser’s statement that it had taken steps to support and enhance the investment resources available to the portfolio management team (in addition to expanding the investment team), and that the Fund had outperformed its benchmark index for the 6-month period ended June 30, 2019.
International Equity Fund
With respect to the International Equity Fund, the Directors noted that the Fund’s trailing annualized net total return was -12.74% for the one-year period ended December 31, 2018, 5.44% for the three-year period ended December 31, 2018, 0.61% for the five-year period ended December 31, 2018, and 5.20% for the ten-year period ended December 31, 2018, compared to the return of its benchmark index, the MSCI EAFE Index, which had returns of -13.79%, 2.87%, 0.53% and 6.32% for the same periods.
The Directors noted that the Fund ranked in the second and first quintile of the Fund’s Peer Group for the one- and three-year periods ending December 31, 2018, respectively, in the third quintile of the Fund’s Peer Group for the five-year period ended December 31, 2018, and in the fifth quintile of the Fund’s Peer Group for the ten-year period ended December 31, 2018.
The Directors noted that Harding Loevner became the Fund’s subadviser in January 2016, and that prior thereto, the Fund was named the International Value Fund and had been managed by different subadvisers at different periods. Accordingly, the Directors gave greater weight to the Fund’s performance during the period in which it has been sub-advised by Harding Loevner.
Comparative Fees and Expense Ratios. The Directors considered the net total expense ratio, contractual management fees, net operating expense ratio and other expense information for each Fund provided by Strategic Insight as compared against the Fund’s peer group identified by Strategic Insight (“Expense Group”). The Directors noted that the Funds are not currently subject to Rule 12b-1 fees and that the expense information provided by Strategic Insight included comparisons of the Funds’ net total expense ratios with those of their Expense Group peers both inclusive and exclusive of 12b-1 fees.
The Directors concluded that the fees payable by the Funds to RE Advisers are reasonable in relation to the nature and quality of the services provided. In reaching this conclusion, the Directors compared the fees payable by the Funds to the fees paid by other mutual funds that are in the same Expense Group. The Directors also considered the fees RE Advisers receives from, and the scope of services it provides to, other RE Advisers clients, including its separate account and unified managed account clients, noting the significantly broader scope of services that RE Advisers provides to the Funds as compared to the other types of clients. In reaching their conclusion, the Directors also took into account the costs and risks assumed by RE Advisers in connection with launching and maintaining publicly-offered mutual funds, and how those costs and risks differ from those associated with other components of RE Advisers’ business. The Directors also considered the high level of customer service RE Advisers provides to shareholders.

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
Among other information, the Directors took into account the following information regarding particular Fund expense information.
Daily Income Fund
The Directors noted that the Fund’s contractual management fee ratio is 0.50% of average daily net assets and the net total expense ratio was 0.74%. The net total expense ratio ranked 9 out of 10 of the money market-taxable funds selected by Strategic Insight. The Directors considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Daily Income Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 0.80% of the Fund’s average daily net assets until at least May 1, 2020. The Directors also considered the effect of peer funds’ fee waivers on those funds’ fee levels as compared to the Fund’s. The Directors considered the Fund’s lower net asset level during the period, relative to recent years, which resulted in certain expenses being allocated across a smaller asset base.
Short-Term Government Securities Fund
The Directors noted that the Fund’s contractual management fee ratio is 0.45% of average daily net assets and the net total expense ratio was 0.750%. The Fund’s net total expense ratio ranked 10 out of 12 of the short government bond funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Short-Term Government Securities Fund’s total annual operating expenses from exceeding 0.75% of the Fund’s average daily net assets until at least May 1, 2020.
Short-Term Bond Fund
The Directors noted that the Fund’s contractual management fee is 0.60% of average daily net assets and the net total expense ratio was 0.768%. The net total expense ratio ranked 20 out of 20 of the short-term bond funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Short-Term Bond Fund’s total annual operating expenses from exceeding 0.80% of the Fund’s average daily net assets until at least May 1, 2020.
Value Fund
The Directors noted that the Fund’s contractual management fee is 0.65% of average daily net assets up to $200 million; 0.50% of average daily net assets up to the next $200 million; and 0.40% of average daily net assets in excess of $400 million, and the net total expense ratio was 0.600%. The net total expense ratio ranked 2 out of 18 of the large value funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Value Fund’s total annual operating expenses from exceeding 1.25% of the Fund’s average daily net assets until at least May 1, 2020.
Growth Fund
The Directors noted that the Fund’s contractual management fee is 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets over $250 million, and the net total expense ratio was 0.860%. The net total expense ratio each ranked 11 out of 21 of the large growth funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Growth Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least May 1, 2020.
The Directors considered the fees paid to T. Rowe Price under the current Subadvisory Agreement. This information included comparison of the Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund, as well as the current management fee paid to RE Advisers under the existing Investment Management Agreement. The Directors also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Directors noted that RE Advisers, and not the Fund, is responsible for paying the fees charged by T. Rowe Price. The Directors noted RE Advisers’ and T. Rowe Price’s representations about the services each provide to the Growth Fund. Based on these and other considerations, the Directors concluded that the subadvisory fee payable by RE Advisers to T. Rowe Price is reasonable in relation to the nature and quality of the services provided.
Small-Company Stock Fund
The Directors noted that the Fund’s contractual management fee is 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million and the net total expense ratio was 0.900%. The net total expense ratio ranked 2 out of 20 of the small blend funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Small- Company Stock Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 1.50% of the Fund’s average daily net assets until at least May 1, 2020.
International Equity Fund
The Directors noted that the Fund’s contractual management fee is 0.75% of average daily net assets up to $300 million; 0.65% of average daily net assets up to the next $100 million; 0.55% of average daily net assets up to the next $100 million and 0.50% of average net assets in excess of

                Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
$500 million, and the net total expense ratio was 0.990%. The net total expense ratio ranked 6 out of 18 of the foreign large growth funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the International Equity Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 0.99% of the Fund’s average daily net assets until at least May 1, 2020.
The Directors considered the fees paid to Harding Loevner under the current Subadvisory Agreement. This information included comparison of the Fund’s subadvisory fee to that charged by Harding Loevner to other accounts with a similar investment objective to the Fund as well as the current management fee paid to RE Advisers under the existing Investment Management Agreement. The Directors also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Directors noted that RE Advisers, and not the Fund, is responsible for paying the fees charged by Harding Loevner. The Directors noted RE Advisers’ and Harding Loevner’s representations regarding the services each provides to the International Equity Fund. Based on these and other considerations, the Directors concluded that the subadvisory fee payable by RE Advisers to Harding Loevner is reasonable in relation to the nature and quality of the services provided.
After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Agreements, that the fees to be charged to the Funds were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreements.
Cost of Services and Profits Realized by the Advisers. The Directors considered the cost of the services provided by RE Advisers. The Directors reviewed the information provided by RE Advisers concerning its profitability from the fees received from and the services provided to the Funds and the financial condition of RE Advisers for various past periods. The Directors considered the profit margin information for RE Advisers’ investment company business as a whole, as well as RE Advisers’ profitability data for the Funds. The Directors reviewed RE Advisers’ assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Directors also considered the basis for RE Advisers’ belief that its methods of allocation were reasonable.
The Directors considered their discussion with representatives of RE Advisers about the fees being charged to the Funds and considered the other administrative, compliance and shareholder services provided by RE Advisers to the Funds. The Directors noted and discussed the additional services provided by RE Advisers to the Funds compared to other investment products managed by RE Advisers, and noted that, in the cases of the Growth Fund and the International Equity Fund, RE Advisers, and not the Fund, would pay the subadvisory fees to the subadvisers. The
Directors determined that RE Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Funds. In light of the foregoing, the Directors, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array services provided to the Funds.
The Directors considered the compensation to be received by Harding Loevner and T. Rowe Price from their relationship with the International Equity Fund and Growth Fund, respectively, and considered the information on profitability provided by T. Rowe Price. The Directors noted that RE Advisers would continue to pay each subadviser from the management fees received from the Funds.
Economies of Scale. The Directors considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Directors noted that the Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund include breakpoints in their fee schedules, though some Fund assets have not yet reached the necessary levels to qualify for a lower fee rate. The Board was satisfied that the current fee structure was appropriate at this time.
Fall-Out Benefits. Additionally, the Directors considered so-called “fall-out benefits” to the Advisers, such as research, statistical and quotation services the Advisers may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.
CONCLUSION
On the basis of these considerations as well as others and in the exercise of their business judgment, the Directors, including the Independent Directors, voted unanimously to approve the continuation of the Agreements for an additional one-year period.

Regulatory and Shareholder Matters

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Homestead Funds, Inc. and the Board of Trustees of Homestead Funds Trust and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, International Equity Fund and Intermediate Bond Fund.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund (constituting Homestead Funds, Inc.) and Intermediate Bond Fund (constituting Homestead Funds Trust) (hereafter collectively referred to as the "Funds") as of December 31, 2019, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of Operations	Statement of change in net assets	Financial Highlights
Daily Income Fund	For the year ended December 31, 2019	For the years ended December 31, 2019 and 2018	For the years ended December 31, 2019, 2018, 2017, 2016, and 2015
Short-Term Government Securities Fund
Short-Term Bond Fund
Stock Index Fund
Value Fund
Growth Fund
Small-Company Stock Fund
International Equity Fund
Intermediate Bond Fund	For the period May 1, 2019 (inception) through December 31, 2019	For the period May 1, 2019 (inception) through December 31, 2019	For the period May 1, 2019 (inception) through December 31, 2019
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
Baltimore, Maryland
February 24, 2020
We have served as the auditor of one or more investment companies in Homestead Funds, Inc. since 2001.

                Report of Independent Registered Public Accounting Firm

Portfolio of Investments
Daily Income Fund  |  December 31, 2019

U.S. Government & Agency Obligations | 89.7% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Agricultural Mortgage Corp.	1.57%	02/18/20	$5,000,000	$4,989,567
Federal Agricultural Mortgage Corp.	1.59	03/25/20	5,000,000	4,981,567
Federal Home Loan Bank	1.78	01/02/20	5,000,000	4,999,754
Federal Home Loan Bank	1.55	01/03/20	5,000,000	4,999,569
Federal Home Loan Bank	1.60	01/08/20	2,400,000	2,399,253
Federal Home Loan Bank	1.60	01/23/20	1,000,000	999,022
Federal Home Loan Bank	1.56	01/29/20	5,000,000	4,993,933
Federal Home Loan Bank	1.56	01/31/20	2,460,000	2,456,822
Federal Home Loan Bank	1.59	02/03/20	4,500,000	4,493,462
Federal Home Loan Bank	1.55	02/05/20	4,200,000	4,193,712
Federal Home Loan Bank	1.59	02/06/20	1,800,000	1,797,138
Federal Home Loan Bank	1.59	02/10/20	1,231,000	1,228,839
Federal Home Loan Bank	1.59	02/10/20	1,199,000	1,196,882
Federal Home Loan Bank	1.59	02/12/20	3,300,000	3,293,917
Federal Home Loan Bank	1.60	02/12/20	1,400,000	1,397,403
Federal Home Loan Bank	1.55	02/26/20	7,000,000	6,983,177
Federal Home Loan Bank	1.58	02/26/20	1,580,000	1,576,117
Federal Home Loan Bank	1.58	03/05/20	6,000,000	5,983,200
Federal Home Loan Bank	1.59	03/11/20	2,250,000	2,243,088
Federal Home Loan Bank	1.58	03/13/20	3,538,000	3,526,855
Federal Home Loan Bank	1.59	03/16/20	4,000,000	3,986,792
Federal Home Loan Bank	1.58	03/18/20	5,000,000	4,983,156
Federal Home Loan Bank	1.59	03/23/20	4,000,000	3,985,559
Federal Home Loan Bank	1.59	03/30/20	5,000,000	4,980,408
Federal Home Loan Bank	1.56	04/22/20	4,000,000	3,980,649
Federal Home Loan Bank	1.56	04/24/20	4,000,000	3,980,303
Federal Home Loan Mortgage Corp.	1.84	01/22/20	5,500,000	5,494,129
Tennessee Valley Authority	1.55	01/08/20	5,000,000	4,998,493
U.S. Treasury Bill	1.55	01/07/20	5,000,000	4,998,735
U.S. Treasury Bill	1.61	01/21/20	10,000,000	9,991,211
U.S. Treasury Note	1.38	02/15/20	2,500,000	2,498,524
U.S. Treasury Note	1.38	02/15/20	5,000,000	4,998,488
U.S. Treasury Note	1.38	02/29/20	6,000,000	5,997,514
U.S. Treasury Note	1.25	02/29/20	4,500,000	4,497,456
U.S. Treasury Note	2.25	03/31/20	3,500,000	3,505,823
U.S. Treasury Note	1.38	03/31/20	4,500,000	4,497,518
Total U.S. Government & Agency Obligations
(Cost $146,108,035)				146,108,035

Money Market Fund | 10.3% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund	1.53(a)	16,798,001	16,798,001
Total Money Market Fund
(Cost $16,798,001)			16,798,001
Total Investments in Securities
(Cost $162,906,036) | 100.0%			$162,906,036
(a)	7-day yield at December 31, 2019.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Short-Term Government Securities Fund  |  December 31, 2019

U.S. Government & Agency Obligations | 62.6% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Overseas Private Investment Corp.	2.74%(a)	04/23/21	$1,000,000	$1,026,026
Overseas Private Investment Corp.	2.22(a)	01/24/25	2,000,000	1,997,280
Private Export Funding Corp.	1.75	11/15/24	1,000,000	992,044
U.S. Department of Housing & Urban Development	6.07	08/01/21	20,000	20,073
U.S. Department of Housing & Urban Development	6.12	08/01/22	10,000	10,035
U.S. Department of Housing & Urban Development	5.77	08/01/26	94,000	94,278
U.S. Treasury Note	1.50	10/31/21	94,000	93,846
U.S. Treasury Note	1.50	11/30/21	300,000	299,512
U.S. Treasury Note	2.63	12/15/21	11,500,000	11,724,937
U.S. Treasury Note	2.50	01/15/22	2,950,000	3,002,437
U.S. Treasury Note	1.38	10/15/22	13,691,000	13,600,256
U.S. Treasury Note	1.63	12/15/22	6,490,000	6,492,575
U.S. Treasury Note	1.75	12/31/24	5,477,000	5,488,890
Total U.S. Government & Agency Obligations
(Cost $44,609,249)				44,842,189

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 27.5% of portfolio

Consumer Discretionary | 0.1%
Ethiopian Leasing (2012) LLC	2.68	07/30/25	104,932	107,066
Total Consumer Discretionary				107,066
Energy | 12.7%
Petroleos Mexicanos	2.00	12/20/22	300,000	299,907
Petroleos Mexicanos	1.95	12/20/22	751,800	750,393
Petroleos Mexicanos	2.38	04/15/25	891,550	900,539
Petroleos Mexicanos	2.46	12/15/25	600,000	592,837
Reliance Industries Ltd.	2.06	01/15/26	3,352,700	3,362,699
Reliance Industries Ltd.	1.87	01/15/26	1,792,632	1,787,566
Reliance Industries Ltd.	2.44	01/15/26	1,368,421	1,390,389
Total Energy				9,084,330
Financials | 14.6%
CES MU2 LLC	1.99	05/13/27	2,117,982	2,115,637
Export Leasing 2009 LLC	1.86	08/28/21	129,911	130,024
Lulwa Ltd.	1.83	03/26/25	465,000	463,194
Mexican Aircraft Finance IV	2.54	07/13/25	258,989	263,076
Mexican Aircraft Finance V	2.33	01/14/27	326,250	330,385
MSN 41079 and 41084 Ltd.	1.63	12/14/24	877,191	870,179
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	952,560	943,339
Rimon LLC	2.45	11/01/25	142,500	144,044
Safina Ltd.	1.55	01/15/22	479,233	477,538
Safina Ltd.	2.00	12/30/23	1,124,308	1,126,696
Salmon River Export LLC	2.19	09/15/26	145,521	146,476
Sandalwood 2013 LLC	2.82	02/12/26	364,511	373,646
Santa Rosa Leasing LLC	1.69	08/15/24	41,259	41,018
Santa Rosa Leasing LLC	1.47	11/03/24	440,241	434,928
Tagua Leasing LLC	1.90	07/12/24	983,983	982,444
Tagua Leasing LLC	1.73	09/18/24	422,495	419,824
Tagua Leasing LLC	1.58	11/16/24	231,801	229,453
Union 11 Leasing LLC	2.41	01/23/24	386,887	390,892
Union 16 Leasing LLC	1.86	01/22/25	463,373	462,054
VCK Lease SA	2.59	07/24/26	75,099	76,607
Total Financials				10,421,454

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2019  |
(Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 27.5% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Industrials | 0.1%
Sayarra Ltd.	2.77%	10/29/21	$110,830	$111,845
Total Industrials				111,845
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $19,678,038)				19,724,695

Asset-Backed Securities | 4.3% of portfolio

Ally Master Owner Trust 17-3	2.20(b)	06/15/22	250,000	250,296
Avid Automobile Receivables Trust 19-1 (c)	2.62	02/15/24	233,636	233,557
Consumer Loan Underlying Bond 19-HP1 (c)	2.59	12/15/26	200,000	200,067
Exeter Automobile Receivables Trust 18-3 (c)	2.90	01/18/22	3,987	3,988
Exeter Automobile Receivables Trust 18-4 (c)	3.05	12/15/21	39,492	39,512
Exeter Automobile Receivables Trust 19-4 (c)	2.18	01/17/23	258,678	258,755
Foursight Capital Automobile Receivables Trust 17-1 (c)	2.37	04/15/22	13,576	13,582
Foursight Capital Automobile Receivables Trust 18-2 (c)	3.32	04/15/22	76,468	76,660
Foursight Capital Automobile Receivables Trust 19-1 (c)	2.67	03/15/24	300,000	302,200
Freedom Financial 18-2 (c)	3.99	10/20/25	88,860	89,472
GLS Auto Receivables Trust 18-3 (c)	3.35	08/15/22	49,815	50,024
GLS Auto Receivables Trust 19-4 (c)	2.47	11/15/23	482,528	482,608
Marlette Funding Trust 19-3 (c)	2.69	09/17/29	187,723	188,216
Marlette Funding Trust 19-4 (c)	2.39	12/17/29	232,955	233,107
Prosper Marketplace Issuance Trust 18-2 (c)	3.35	10/15/24	48,031	48,124
Small Business Administration Pool # 503463	2.88(b)	09/25/21	99	98
SoFi Consumer Loan Program Trust 19-4 (c)	2.45	08/25/28	86,276	86,394
Upstart Securitization Trust 19-3 (c)	2.68	01/21/30	500,000	499,799
Total Asset-Backed Securities
(Cost $3,054,188)				3,056,459

Corporate Bonds–Other | 2.7% of portfolio

Consumer Staples | 0.2%
Walgreens Boots Alliance, Inc.	3.80	11/18/24	100,000	103,951
Total Consumer Staples				103,951
Financials | 1.6%
Citibank, N.A.	2.84(b)	05/20/22	250,000	253,009
Goldman Sachs Group, Inc.	3.20	06/05/20	150,000	150,815
Goldman Sachs Group, Inc.	3.00	04/26/22	250,000	253,077
JP Morgan Chase Bank NA	3.09(b)	04/26/21	250,000	250,845
Main Street Capital Corp.	5.20	05/01/24	250,000	268,679
Total Financials				1,176,425
Health Care | 0.3%
Cigna Corp.	3.75	07/15/23	200,000	209,615
Total Health Care				209,615
Real Estate | 0.4%
SBA Tower Trust (c)	3.45	03/15/23	250,000	257,436
Total Real Estate				257,436
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2019  |
(Continued)
Corporate Bonds–Other | 2.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Utilities | 0.2%
Duke Energy Florida Project Finance, LLC	1.20%	03/01/20	$40,242	$40,233
Southwest Gas Corp.	4.45	12/01/20	125,000	126,546
Total Utilities				166,779
Total Corporate Bonds–Other
(Cost $1,897,760)				1,914,206

Mortgage-Backed Security | 0.1% of portfolio

FDIC Structured Sale Guaranteed Notes 2010-S3 (c)	2.74	12/03/20	62,768	62,746
Total Mortgage-Backed Security
(Cost $62,760)				62,746

Certificates of Deposit | 0.6% of portfolio

HSBC Bank USA NA	3.10(b)	11/17/20	246,000	248,907
JP Morgan Chase Bank, NA	2.00(b)	04/22/21	200,000	200,178
Total Certificates of Deposit
(Cost $446,380)				449,085

Money Market Fund | 2.2% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund	1.53(d)	1,544,204	1,544,204
Total Money Market Fund
(Cost $1,544,204)			1,544,204
Total Investments in Securities
(Cost $71,292,579) | 100.0%			$71,593,584
(a)	Interest is paid at maturity.
(b)	Variable coupon rate as of December 31, 2019.
(c)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $3,126,247 and represents 4.4% of total investments.
(d)	7-day yield at December 31, 2019.
LLC - Limited Liability Company
SA - Sociedad Anonima or Societe Anonyme
NA - National Association

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Short-Term Bond Fund  |  December 31, 2019

U.S. Government & Agency Obligations | 61.4% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Home Loan Bank	2.55%	05/06/22	$10,060,000	$10,082,294
Federal Home Loan Mortgage Corp.	2.35	03/04/22	2,220,000	2,220,992
Overseas Private Investment Corp.	2.52	09/15/22	1,232,955	1,241,582
Tennessee Valley Authority	0.00(a)	06/15/21	595,000	578,807
U.S. Department of Housing & Urban Development	6.07	08/01/21	10,000	10,036
U.S. Department of Housing & Urban Development	6.12	08/01/22	10,000	10,035
U.S. Treasury Note	1.50	10/31/21	11,703,000	11,683,794
U.S. Treasury Note	2.88	11/15/21	1,625,000	1,662,927
U.S. Treasury Note	1.50	11/30/21	44,750,000	44,677,263
U.S. Treasury Note	2.63	12/15/21	29,900,000	30,484,835
U.S. Treasury Note	2.50	01/15/22	1,770,000	1,801,462
U.S. Treasury Note	1.38	10/15/22	163,830,000	162,744,138
U.S. Treasury Note	1.63	12/15/22	7,005,000	7,007,779
U.S. Treasury Note	2.88	09/30/23	710,000	740,992
U.S. Treasury Note	1.50	10/31/24	6,232,000	6,174,112
U.S. Treasury Note	1.75	12/31/24	55,525,000	55,645,543
Total U.S. Government & Agency Obligations
(Cost $336,392,142)				336,766,591

Corporate Bonds–Other | 19.6% of portfolio

Communication Services | 0.7%
Comcast Corp.	3.45	10/01/21	1,010,000	1,039,383
Sprint Spectrum Co. LLC (b)	3.36	03/20/23	1,082,813	1,092,450
Sprint Spectrum Co. LLC (b)	4.74	03/20/25	1,560,000	1,652,009
Total Communication Services				3,783,842
Consumer Discretionary | 2.0%
ABC Inc.	8.75	08/15/21	810,000	890,542
Daimler Finance North America LLC (b)	3.65	02/22/24	745,000	778,872
Ford Motor Credit Company LLC	3.35	11/01/22	2,135,000	2,155,554
Ford Motor Credit Company LLC	4.14	02/15/23	1,200,000	1,233,913
Ford Motor Credit Company LLC	4.06	11/01/24	2,030,000	2,070,331
Harley-Davidson Financial Services, Inc. (b)	3.35	02/15/23	420,000	429,398
Volkswagen Group of America, Inc. (b)	2.50	09/24/21	1,270,000	1,280,772
Volkswagen Group of America, Inc. (b)	2.70	09/26/22	2,120,000	2,143,091
Total Consumer Discretionary				10,982,473
Consumer Staples | 1.4%
Altria Group Inc.	3.80	02/14/24	1,300,000	1,367,269
Anheuser-Busch InBev Finance Inc.	3.70	02/01/24	1,280,000	1,357,202
Mead Johnson Nutrition Co.	3.00	11/15/20	4,125,000	4,161,014
Walgreens Boots Alliance, Inc.	3.80	11/18/24	750,000	779,631
Total Consumer Staples				7,665,116
Energy | 1.1%
BP Capital Markets America Inc.	2.52	09/19/22	1,600,000	1,620,296
EQM Midstream Partners, LP	4.75	07/15/23	1,570,000	1,573,980
Midwest Connector Capital Company LLC (b)	3.63	04/01/22	620,000	635,488
Midwest Connector Capital Company LLC (b)	3.90	04/01/24	825,000	866,196
Pioneer Natural Resources Co.	4.45	01/15/26	1,146,000	1,253,431
Total Energy				5,949,391
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2019  |  (Continued)
Corporate Bonds–Other | 19.6% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 8.4%
AIG Global Funding Inc. (b)	2.30%	07/01/22	$865,000	$869,385
AMBAC Assurance Corp. (b)	5.10	06/07/20	2,871	4,249
AMBAC LSNI LLC (b)	6.94(c)	02/12/23	11,293	11,434
Anthem, Inc.	3.30	01/15/23	625,000	646,330
Anthem, Inc.	2.38	01/15/25	2,130,000	2,130,937
Athene Global Funding (b)	4.00	01/25/22	1,400,000	1,445,708
Athene Global Funding (b)	2.75	06/25/24	1,931,000	1,948,950
Bank of America Corp.	2.74(c)	01/23/22	2,100,000	2,115,664
Bank of America Corp.	4.00	01/22/25	1,210,000	1,290,030
Bank of America Corp.	3.95	04/21/25	1,030,000	1,098,312
Bank of America Corp.	2.46(c)	10/22/25	2,200,000	2,212,643
Branch Banking and Trust Co.	2.64(c)	09/17/29	1,350,000	1,348,577
Capital One Financial Corp.	3.90	01/29/24	1,440,000	1,526,195
CIT Bank, NA	2.97(c)	09/27/25	1,640,000	1,635,900
Citibank, N.A.	2.84(c)	05/20/22	4,275,000	4,326,451
Citibank, NA	2.85	02/12/21	1,650,000	1,665,970
Citibank, NA	3.40	07/23/21	875,000	893,662
Citibank, NA	3.65	01/23/24	1,325,000	1,401,913
Discover Bank	4.68(c)	08/09/28	3,081,000	3,219,645
Goldman Sachs Group, Inc.	3.00	04/26/22	5,330,000	5,395,592
J.P. Morgan Chase & Co.	4.02(c)	12/05/24	800,000	852,647
J.P. Morgan Chase & Co.	2.30(c)	10/15/25	2,130,000	2,125,937
Main Street Capital Corp.	5.20	05/01/24	2,750,000	2,955,473
Metropolitan Life Global Funding (b)	3.38	01/11/22	450,000	462,479
Metropolitan Life Global Funding (b)	3.60	01/11/24	450,000	475,780
Morgan Stanley	3.15(c)	01/20/22	1,277,000	1,288,632
Morgan Stanley	2.72(c)	07/22/25	1,220,000	1,234,774
Wells Fargo Bank NA	3.33(c)	07/23/21	1,025,000	1,033,029
Wells Fargo Bank NA	3.63	10/22/21	625,000	643,209
Total Financials				46,259,507
Health Care | 1.8%
AbbVie Inc. (b)	2.30	11/21/22	850,000	854,032
AbbVie Inc. (b)	2.60	11/21/24	910,000	915,210
Bristol-Myers Squibb Co. (b)	2.90	07/26/24	1,475,000	1,521,795
Cigna Corp.	3.75	07/15/23	6,510,000	6,822,974
Total Health Care				10,114,011
Industrials | 0.8%
Burlington Northern & Santa Fe Railway Co.	4.58	01/15/21	82,107	82,927
Burlington Northern & Santa Fe Railway Co.	4.83	01/15/23	36,229	36,888
Caterpillar Financial Services Corp.	3.15	09/07/21	875,000	894,175
Caterpillar Financial Services Corp.	2.15	11/08/24	940,000	942,869
John Deere Capital Corp.	3.13	09/10/21	220,000	225,017
Parker-Hannifin Corp.	2.70	06/14/24	435,000	444,039
Ryder System Inc.	2.88	06/01/22	435,000	441,493
Ryder System Inc.	2.50	09/01/24	1,340,000	1,345,121
Ryder System, Inc.	3.50	06/01/21	220,000	224,468
Total Industrials				4,636,997
Information Technology | 1.2%
Apple Inc.	2.50	02/09/22	975,000	989,316
Broadcom Inc. (b)	3.63	10/15/24	1,890,000	1,964,304

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2019  |  (Continued)
Corporate Bonds–Other | 19.6% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Information Technology | 1.2% (Continued)
International Business Machine Corp.	3.00%	05/15/24	$2,200,000	$2,278,090
Qualcomm Inc.	3.45	05/20/25	1,250,000	1,320,818
Total Information Technology				6,552,528
Materials | 0.1%
3M Co.	1.63	09/19/21	450,000	448,876
Total Materials				448,876
Real Estate | 0.6%
SBA Tower Trust (b)	3.45	03/15/23	2,175,000	2,239,687
Service Properties Trust	4.35	10/01/24	850,000	872,769
Total Real Estate				3,112,456
Utilities | 1.5%
Duke Energy Florida Project Finance, LLC	1.20	03/01/20	666,145	665,989
Oncor Electric Delivery Co. LLC	5.75	09/30/20	660,000	678,301
San Diego Gas & Electric Co.	1.91	02/01/22	1,775,740	1,769,141
Southern California Edison Co.	3.88	06/01/21	1,050,000	1,072,759
Southern California Edison Co.	1.85	02/01/22	2,925,000	2,888,959
Southwest Gas Corp.	4.45	12/01/20	825,000	835,206
Toledo Edison Co.	7.25	05/01/20	250,000	253,564
Total Utilities				8,163,919
Total Corporate Bonds–Other
(Cost $106,203,669)				107,669,116

Asset-Backed Securities | 12.2% of portfolio

ACC Trust 18-1 (b)	3.70	12/21/20	36,388	36,412
Ally Master Owner Trust 17-3	2.20(c)	06/15/22	750,000	750,884
Ally Master Owner Trust 17-3	2.04	06/15/22	900,000	899,854
American Airlines 13-2	4.95	07/15/24	1,092,540	1,138,601
American Credit Acceptance Receivables Trust 18-4 (b)	3.38	12/13/21	524,301	524,827
American Credit Acceptance Receivables Trust 19-2 (b)	2.85	07/12/22	1,083,234	1,085,406
Avant Loans Funding Trust 18-B (b)	3.42	01/18/22	385,563	386,378
Avant Loans Funding Trust 19-A (b)	3.48	07/15/22	498,459	500,269
Avant Loans Funding Trust 19-B (b)	2.72	10/15/26	1,696,842	1,698,353
Avid Automobile Receivables Trust 19-1 (b)	2.62	02/15/24	1,640,128	1,639,573
California Republic Auto Receivable Trust 15-3	2.13	05/17/21	101,634	101,622
Carvana Auto Receivables Trust 19-2 (b)	2.60	01/18/22	2,592,206	2,595,976
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75	07/10/22	645,833	652,039
Consumer Loan Underlying Bond 17-P2 (b)	2.61	01/15/24	20,145	20,146
Consumer Loan Underlying Bond 18-P2 (b)	3.47	10/15/25	463,803	466,383
Consumer Loan Underlying Bond 18-P3 (b)	3.82	01/15/26	617,065	622,317
Consumer Loan Underlying Bond 19-HP1 (b)	2.59	12/15/26	2,970,000	2,970,992
Consumer Loan Underlying Bond 19-P1 (b)	2.94	07/15/26	697,702	700,291
CPS Auto Trust 19-A (b)	3.18	06/15/22	494,207	496,002
Credit Acceptance Auto Loan Trust 17-1 (b)	2.56	10/15/25	32,370	32,373
Credit Acceptance Auto Loan Trust 17-2 (b)	2.55	02/17/26	692,234	693,003
Credit Acceptance Auto Loan Trust 17-3 (b)	2.65	06/15/26	819,860	821,537
Credit Acceptance Auto Loan Trust 18-1 (b)	3.01	02/16/27	1,525,000	1,530,655
Credit Acceptance Auto Loan Trust 18-2 (b)	3.47	05/17/27	2,200,000	2,227,630
Credit Acceptance Auto Loan Trust 18-3 (b)	3.55	08/15/27	1,100,000	1,117,299
Credit Acceptance Auto Loan Trust 19-1 (b)	3.33	02/15/28	2,880,000	2,930,419
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2019  |  (Continued)
Asset-Backed Securities | 12.2% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Drive Auto Receivables Trust 19-3	2.63%	09/15/22	$809,178	$810,432
DT Auto Owner Trust 19-1 (b)	3.08	09/15/22	813,244	816,166
Element Rail Leasing I LLC 14-1 (b)	2.30	04/19/44	600,641	600,945
Entergy New Orleans Storm Recovery Fund 15-1	2.67	06/01/27	551,435	556,896
Exeter Automobile Receivables Trust 18-3 (b)	2.90	01/18/22	23,920	23,926
Exeter Automobile Receivables Trust 18-4 (b)	3.05	12/15/21	140,196	140,267
Exeter Automobile Receivables Trust 19-1 (b)	3.20	04/15/22	501,150	502,156
Exeter Automobile Receivables Trust 19-4 (b)	2.18	01/17/23	1,233,033	1,233,399
Foursight Capital Automobile Receivables Trust 16-1 (b)	2.87	10/15/21	39,252	39,271
Foursight Capital Automobile Receivables Trust 17-1 (b)	2.37	04/15/22	97,749	97,791
Foursight Capital Automobile Receivables Trust 18-2 (b)	3.32	04/15/22	516,160	517,457
Foursight Capital Automobile Receivables Trust 19-1 (b)	2.67	03/15/24	4,140,000	4,170,358
Freedom Financial 18-1 (b)	3.61	07/18/24	669,083	671,994
Freedom Financial 18-2 (b)	3.99	10/20/25	462,073	465,256
Freedom Financial 19-1 (b)	3.42	06/18/26	455,403	457,264
GLS Auto Receivables Trust 18-1 (b)	2.82	07/15/22	810,332	812,155
GLS Auto Receivables Trust 18-3 (b)	3.35	08/15/22	348,706	350,164
GLS Auto Receivables Trust 19-1 (b)	3.37	01/17/23	716,616	720,845
GLS Auto Receivables Trust 19-2 (b)	3.06	04/17/23	1,126,988	1,132,871
GLS Auto Receivables Trust 19-4 (b)	2.47	11/15/23	2,041,094	2,041,431
Longtrain Leasing III LLC 2015-1 (b)	2.98	01/15/45	396,292	397,024
Marlette Funding Trust 18-2 (b)	3.06	07/17/28	225,107	225,243
Marlette Funding Trust 18-3 (b)	3.20	09/15/28	678,692	680,010
Marlette Funding Trust 18-4 (b)	3.71	12/15/28	1,009,021	1,016,268
Marlette Funding Trust 19-1 (b)	3.44	04/16/29	928,207	934,916
Marlette Funding Trust 19-3 (b)	2.69	09/17/29	3,431,573	3,440,595
Marlette Funding Trust 19-4 (b)	2.39	12/17/29	1,295,229	1,296,076
NP SPE II LLC 17-1 (b)	3.37	10/21/47	435,972	439,972
Oscar US Funding Trust 17-2 (b)	2.45	12/10/21	578,467	578,993
Oscar US Funding Trust 18-1 (b)	2.91	04/12/21	258,453	258,658
Oscar US Funding Trust 18-2 (b)	3.15	08/10/21	302,092	302,829
Oscar US Funding Trust 19-1 (b)	3.10	04/11/22	800,362	803,815
Prosper Marketplace Issuance Trust 18-2 (b)	3.35	10/15/24	902,979	904,737
Prosper Marketplace Issuance Trust 19-2 (b)	3.20	09/15/25	487,052	488,649
Prosper Marketplace Issuance Trust 19-3 (b)	3.19	07/15/25	938,697	943,411
SoFi Consumer Loan Program Trust 17-1 (b)	3.28	01/26/26	255,028	255,811
SoFi Consumer Loan Program Trust 17-3 (b)	2.77	05/25/26	386,304	387,637
SoFi Consumer Loan Program Trust 17-4 (b)	2.50	05/26/26	316,169	316,667
SoFi Consumer Loan Program Trust 18-3 (b)	3.20	08/25/27	88,851	88,987
SoFi Consumer Loan Program Trust 18-4 (b)	3.54	11/26/27	1,006,922	1,014,991
SoFi Consumer Loan Program Trust 19-2 (b)	3.01	04/25/28	726,015	730,651
SoFi Consumer Loan Program Trust 19-4 (b)	2.45	08/25/28	1,164,719	1,166,324
United Auto Credit Securitization Trust 19-1 (b)	2.82	07/12/21	1,225,981	1,228,017
Upgrade Receivables Trust 18-1 (b)	3.76	11/15/24	370,922	371,735
Upgrade Receivables Trust 19-1 (b)	3.48	03/15/25	726,200	728,125
Upstart Securitization Trust 19-3 (b)	2.68	01/21/30	3,940,000	3,938,413
World Financial Network Credit Card Master Note Trust 18-B	3.46	07/15/25	1,200,000	1,227,125
Total Asset-Backed Securities
(Cost $66,705,980)				66,965,964

Yankee Bonds | 5.6% of portfolio

América Móvil SAB de CV	5.00	03/30/20	646,000	649,954
Banco Santander SA	3.85	04/12/23	1,200,000	1,251,057
Banco Santander SA	2.71	06/27/24	1,400,000	1,418,697
BMO Financial Group	2.90	03/26/22	900,000	917,227
BMO Financial Group	4.34(c)	10/05/28	1,300,000	1,370,980
Coca-Cola European Partners PLC	3.50	09/15/20	825,000	832,468

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2019  |  (Continued)
Yankee Bonds | 5.6% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Enel Finance International NV (b)	2.65%	09/10/24	$1,275,000	$1,278,136
HSBC Holdings PLC	3.80(c)	03/11/25	2,635,000	2,764,183
ING Groep NV	3.55	04/09/24	720,000	753,493
Lloyds Banking Group PLC	2.86(c)	03/17/23	1,400,000	1,417,029
Lloyds Banking Group PLC	2.91(c)	11/07/23	1,400,000	1,420,311
Reckitt Benckiser Treasury Services PLC (b)	2.75	06/26/24	1,100,000	1,121,023
Royal Bank of Scotland Group PLC	4.52(c)	06/25/24	1,325,000	1,406,701
Royal Bank of Scotland Group PLC	4.27(c)	03/22/25	1,330,000	1,411,971
Seagate HDD Cayman	4.75	01/01/25	1,895,000	2,024,100
Shell International Finance BV	2.00	11/07/24	1,650,000	1,645,574
Sinopec Group Overseas Development (2017) Ltd. (b)	2.38	04/12/20	2,175,000	2,175,587
Sinopec Group Overseas Development (2020) Ltd. (b)	2.25	09/13/20	2,200,000	2,199,648
Standard Chartered PLC (b)	2.74(c)	09/10/22	1,700,000	1,710,617
Syngenta Finance NV (b)	3.70	04/24/20	1,300,000	1,304,087
Syngenta Finance NV (b)	3.93	04/23/21	425,000	432,157
Syngenta Finance NV (b)	4.44	04/24/23	400,000	417,485
Tencent Holdings Ltd. (b)	3.28	04/11/24	960,000	987,110
Total Yankee Bonds
(Cost $30,244,096)				30,909,595

Municipal Bond | 0.2% of portfolio

Wisconsin | 0.2%
Wisconsin, Public Finance Authority	2.82	03/01/20	910,000	910,227
Total Wisconsin				910,227
Total Municipal Bond
(Cost $910,000)				910,227

Mortgage-Backed Securities | 0.1% of portfolio

ACE Securities Corp. 06-ASL1	2.07(c)	02/25/36	189,213	78,475
Amresco Residential Securities 98-1	7.12(c)	10/25/27	24,424	26,032
Bear Stearns Asset Backed Securities Trust 03-3	2.97(c)	06/25/43	28,324	28,191
Bear Stearns Asset Backed Securities Trust 04-HE5	3.58(c)	07/25/34	23,269	23,534
CDC Mortgage Capital Trust 02-HE1	2.33(c)	01/25/33	153,007	152,054
CITICORP Mortgage Securities, Inc. 07-1	5.30(d)	03/25/37	19,752	19,786
Cityscape Home Equity Loan Trust 96-2	8.10	08/25/26	44,133	44,090
Conseco Finance Securitizations Corp. 01-2	7.10	02/01/33	75,823	79,102
Countrywide Asset Backed Certificate 02-S2 (e)	5.98	01/25/17	1,688	1,682
Countrywide Asset Backed Certificate 02-S4 (e)	4.67(c)	10/25/17	7,236	7,590
Countrywide Asset Backed Certificate 04-S1	5.12	02/25/35	6,610	6,595
FHLMC 780754	4.63(c)	08/01/33	1,036	1,095
FNMA 813842	4.01(c)	01/01/35	3,825	3,941
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75	10/25/36	12,761	12,874
Green Tree Financial Corp. 98-5	6.22	03/01/30	22,483	23,172
Master Asset Backed Securities Trust 07-NCW (b)	2.01(c)	05/25/37	239,824	224,158
Option One Mortgage Loan Trust 07-FXD2	5.90	03/25/37	1,701	1,676
Salomon Brothers Mortgage Securities 97-LB6	6.82	12/25/27	3	3
Total Mortgage-Backed Securities
(Cost $837,525)				734,050

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2019  |  (Continued)
Corporate Bond Guaranteed by Export-Import Bank of the United States | 0.1% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Energy | 0.1%
Petroleos Mexicanos	2.46%	12/15/25	$263,400	$260,255
Total Energy				260,255
Total Corporate Bond Guaranteed by Export-Import Bank of the United States
(Cost $260,807)				260,255

Money Market Fund | 0.8% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund	1.53(f)	4,191,510	4,191,510
Total Money Market Fund
(Cost $4,191,510)			4,191,510
Total Investments in Securities
(Cost $545,745,729) | 100.0%			$548,407,308
(a)	Zero coupon rate, purchased at a discount.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $94,921,847 and represents 17.3% of total investments.
(c)	Variable coupon rate as of December 31, 2019.
(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(e)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.
(f)	7-day yield at December 31, 2019.
LLC - Limited Liability Company
LP - Limited Partnership
AMBAC - American Municipal Bond Assurance Corporation
NA - National Association
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
NV - Naamloze Vennottschap
BV - Besloten Vennootschap
FHLMC - Federal Home Loan Mortgage Corporation

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Intermediate Bond Fund  |  December 31, 2019

U.S. Government & Agency Obligations | 39.8% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Overseas Private Investment Corp.	3.00%	10/05/34	$196,890	$205,398
U.S. Treasury Note	1.50	10/31/21	729,000	727,804
U.S. Treasury Note	1.50	11/30/21	862,000	860,599
U.S. Treasury Note	1.63	12/31/21	540,000	540,503
U.S. Treasury Note	1.63	12/15/22	2,585,000	2,586,025
U.S. Treasury Note	1.75	12/31/24	1,320,000	1,322,866
U.S. Treasury Note	1.75	12/31/26	962,000	956,287
U.S. Treasury Note	1.75	11/15/29	927,000	912,280
U.S. Treasury Note	2.25	08/15/49	1,397,000	1,353,562
U.S. Treasury Note	2.38	11/15/49	20,000	19,910
Total U.S. Government & Agency Obligations
(Cost $9,507,453)				9,485,234

Corporate Bonds–Other | 25.5% of portfolio

Communication Services | 1.7%
Charter Communications Operating LLC	5.38	04/01/38	135,000	154,462
Charter Communications Operating LLC	5.75	04/01/48	10,000	11,647
Comcast Corporation	3.25	11/01/39	110,000	111,445
Sprint Communications, Inc.	6.00	11/15/22	15,000	15,731
Sprint Corp.	7.63	03/01/26	110,000	121,308
Total Communication Services				414,593
Consumer Discretionary | 1.2%
Ford Motor Credit Company LLC	4.06	11/01/24	211,000	215,192
General Motors Co.	5.15	04/01/38	66,000	67,370
Total Consumer Discretionary				282,562
Consumer Staples | 1.2%
Anheuser-Busch InBev Worldwide Inc.	5.45	01/23/39	50,000	62,774
Keurig Dr Pepper Inc.	3.43	06/15/27	130,000	135,311
Molson Coors Brewing Co.	3.00	07/15/26	30,000	30,343
Molson Coors Brewing Co.	4.20	07/15/46	20,000	19,904
Walgreens Boots Alliance, Inc.	3.80	11/18/24	30,000	31,185
Total Consumer Staples				279,517
Energy | 2.5%
Cheniere Corpus Christi Holdings LLC (a)	3.70	11/15/29	30,000	30,593
ConocoPhillips	4.30	11/15/44	15,000	17,604
Energy Transfer Operating LP	5.25	04/15/29	211,000	236,795
EQM Midstream Partners, LP	4.75	07/15/23	110,000	110,279
National Oilwell Varco, Inc.	3.60	12/01/29	80,000	80,102
Pioneer Natural Resources Co.	4.45	01/15/26	32,000	35,000
Shell International Finance BV	2.38	11/07/29	50,000	49,465
Shell International Finance BV	3.13	11/07/49	50,000	49,211
Total Energy				609,049
Financials | 8.7%
Anthem Inc.	4.38	12/01/47	53,000	58,337
Athene Global Funding (a)	2.95	11/12/26	35,000	34,921
Bank of America Corp.	3.95	04/21/25	414,000	441,457
Citigroup Inc.	4.30	11/20/26	411,000	447,033
Goldman Sachs Group Inc.	3.81(b)	04/23/29	98,000	104,972
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  December 31, 2019  |  (Continued)
Corporate Bonds–Other | 25.5% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 8.7% (Continued)
JPMorgan Chase & Co.	3.63%	12/01/27	$105,000	$110,815
Main Street Capital Corp.	5.20	05/01/24	587,000	630,859
Morgan Stanley	2.72(b)	07/22/25	149,000	150,804
Synchrony Financial	3.95	12/01/27	103,000	108,133
Total Financials				2,087,331
Health Care | 5.0%
AbbVie Inc. (a)	2.95	11/21/26	70,000	71,047
AbbVie Inc. (a)	4.05	11/21/39	130,000	137,385
Allergan Funding SCS	3.45	03/15/22	142,000	145,203
Becton Dickinson and Co.	2.92(b)	06/06/22	268,000	269,973
Bristol-Myers Squibb Co. (a)	4.63	05/15/44	44,000	53,192
Cigna Corp.	3.75	07/15/23	100,000	104,808
CVS Health Corp.	4.10	03/25/25	201,000	215,601
HCA Healthcare Inc.	5.13	06/15/39	174,000	192,030
Total Health Care				1,189,239
Industrials | 1.0%
Boeing Co.	3.30	03/01/35	65,000	65,128
Caterpillar Financial Services Corp.	2.15	11/08/24	30,000	30,092
Delta Air Lines, Inc.	3.75	10/28/29	25,000	24,960
Parker-Hannifin Corp.	3.25	06/14/29	112,000	116,847
Total Industrials				237,027
Information Technology | 1.5%
Broadcom Inc. (a)	4.25	04/15/26	100,000	106,248
International Business Machines Corp.	4.15	05/15/39	100,000	112,513
Microsoft Corp.	3.70	08/08/46	126,000	142,068
Total Information Technology				360,829
Materials | 0.6%
International Paper Co.	5.00	09/15/35	37,000	43,454
Mercer International Inc.	5.50	01/15/26	33,000	33,577
Steel Dynamics, Inc.	2.80	12/15/24	30,000	30,164
Steel Dynamics, Inc.	3.45	04/15/30	25,000	25,259
Total Materials				132,454
Real Estate | 0.3%
Service Properties Trust	4.35	10/01/24	60,000	61,607
Total Real Estate				61,607
Utilities | 1.8%
San Diego Gas & Electric Co.	1.91	02/01/22	23,215	23,128
Southern California Edison Co.	3.65	03/01/28	165,000	176,738
Southern California Edison Co.	4.00	04/01/47	173,000	181,575
TerraForm Power Operating LLC (a)	4.25	01/31/23	15,000	15,442
TerraForm Power Operating LLC (a)	4.75	01/15/30	35,000	35,613
Total Utilities				432,496
Total Corporate Bonds–Other
(Cost $5,987,479)				6,086,704

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Intermediate Bond Fund  |  December 31, 2019  |  (Continued)
Mortgage-Backed Securities | 23.4% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
FNMA BN5402	3.50%	04/01/49	$162,476	$167,168
FNMA CA4016	3.00	08/01/49	258,488	263,343
FNMA FM1000	3.00	04/01/47	1,803,772	1,841,707
FNMA MA3745	3.50	08/01/49	2,442,201	2,509,968
FNMA MA3834	3.00	11/01/49	794,483	805,455
Total Mortgage-Backed Securities
(Cost $5,592,628)				5,587,641

Asset-Backed Securities | 5.2% of portfolio

Avant Loans Funding Trust 19-B (a)	2.72	10/15/26	166,357	166,505
Avid Automobile Receivables Trust 19-1 (a)	2.62	02/15/24	93,455	93,423
Consumer Loan Underlying Bond 19-HP1 (a)	2.59	12/15/26	100,000	100,033
CPS Auto Trust 19-A (a)	3.18	06/15/22	73,904	74,173
Drive Auto Receivables Trust 19-3	2.63	09/15/22	63,715	63,814
Exeter Automobile Receivables Trust 19-4 (a)	2.18	01/17/23	137,962	138,003
Foursight Capital Automobile Receivables Trust 19-1 (a)	2.67	03/15/24	100,000	100,733
GLS Auto Receivables Trust 19-2 (a)	3.06	04/17/23	6,830	6,866
Marlette Funding Trust 19-3 (a)	2.69	09/17/29	75,089	75,286
Prosper Marketplace Issuance Trust 19-3 (a)	3.19	07/15/25	68,269	68,612
SoFi Consumer Loan Program Trust 19-1 (a)	3.24	02/25/28	84,008	84,591
SoFi Consumer Loan Program Trust 19-4 (a)	2.45	08/25/28	86,276	86,394
United Auto Credit Securitization Trust 19-1 (a)	2.82	07/12/21	35,365	35,424
Upstart Securitization Trust 19-3 (a)	2.68	01/21/30	150,000	149,940
Total Asset-Backed Securities
(Cost $1,242,939)				1,243,797

Yankee Bonds | 3.8% of portfolio

DH Europe Finance II SARL	2.60	11/15/29	109,000	108,438
Imperial Brands PLC (a)	3.88	07/26/29	211,000	212,558
Mexico City Airport Trust (a)	3.88	04/30/28	200,000	204,252
Royal Bank of Scotland Group PLC	4.27(b)	03/22/25	210,000	222,943
Seagate HDD Cayman	4.75	01/01/25	25,000	26,703
Teva Pharmaceutical Industries Ltd.	2.80	07/21/23	70,000	64,925
Vodafone Group PLC	4.25	09/17/50	55,000	57,222
Total Yankee Bonds
(Cost $885,981)				897,041

Municipal Bond | 0.4% of portfolio

New Jersey | 0.4%
New Jersey Transportation Trust Fund Authority	4.08	06/15/39	100,000	99,584
Total New Jersey				99,584
Total Municipal Bond
(Cost $100,000)				99,584

The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Intermediate Bond Fund  |  December 31, 2019  |  (Continued)
Money Market Fund | 1.9% of portfolio
	Interest Rate /Yield	Shares	Value
State Street Institutional U.S. Government Money Market Fund	1.53%(c)	448,344	$448,344
Total Money Market Fund
(Cost $448,344)			448,344
Total Investments in Securities
(Cost $23,764,824) | 100.0%			$23,848,345
(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Trustees. The total of such securities at period-end amounts to $2,081,234 and represents 8.7% of total investments.
(b)	Variable coupon rate as of December 31, 2019.
(c)	7-day yield at December 31, 2019.
LLC - Limited Liability Company
LP - Limited Partnership
BV - Besloten Vennootschap
SCS - Societe En Commandite Simple
SARL - Societe a responsabilite limitee
PLC - Public Limited Company

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Stock Index Fund  |  December 31, 2019

	Cost	Value
Investment	$48,051,235	$171,146,429
Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2019, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 0.74%. See the Portfolio of Investments for the S&P 500 Index Master Portfolio for holdings information.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Value Fund  |  December 31, 2019

Common Stocks | 99.2% of portfolio
	Shares	Value
Communication Services | 6.0%
Diversified Telecommunication Services
Verizon Communications, Inc.	229,971	$14,120,219
Interactive Media & Services
Alphabet, Inc., Class C (a)	33,489	44,775,463
Total Communication Services		58,895,682
Consumer Discretionary | 4.1%
Distributors
Genuine Parts Co.	236,193	25,090,782
Hotels, Restaurants & Leisure
Las Vegas Sands Corp.	112,547	7,770,245
McDonald's Corp.	37,129	7,337,062
Total Consumer Discretionary		40,198,089
Consumer Staples | 0.8%
Beverages
Anheuser-Busch InBev SA ADR	96,812	7,942,457
Total Consumer Staples		7,942,457
Energy | 6.9%
Oil, Gas & Consumable Fuels
Chevron Corp.	232,642	28,035,688
ConocoPhillips	401,941	26,138,223
Royal Dutch Shell PLC ADR	243,735	14,616,788
Total Energy		68,790,699
Financials | 17.5%
Banks
Bank of America Corp.	737,331	25,968,798
Citigroup, Inc.	290,921	23,241,679
JPMorgan Chase & Co.	336,658	46,930,125
Wells Fargo & Co.	217,128	11,681,486
Capital Markets
Goldman Sachs Group, Inc.	51,360	11,809,205
Insurance
Allstate Corp.	362,639	40,778,755
Chubb Ltd.	83,935	13,065,322
Total Financials		173,475,370
Health Care | 22.0%
Health Care Equipment & Supplies
Abbott Laboratories	392,076	34,055,722
Boston Scientific Corp. (a)	348,113	15,741,670
Medtronic PLC	143,994	16,336,119
Health Care Providers & Services
Centene Corp. (a)	228,236	14,349,197
Cigna Corp.	88,522	18,101,864
Life Sciences Tools & Services
Mettler-Toledo International, Inc. (a)	27,029	21,441,565
Common Stocks | 99.2% of portfolio (Continued)
	Shares	Value
Health Care | 22.0% (Continued)
Pharmaceuticals
Allergan PLC	78,661	$15,037,623
Bristol-Myers Squibb Co.	268,230	17,217,684
Merck & Co., Inc.	378,444	34,419,482
Pfizer, Inc.	809,839	31,729,492
Total Health Care		218,430,418
Industrials | 12.7%
Airlines
Southwest Airlines Co.	361,453	19,511,233
Industrial Conglomerates
Honeywell International, Inc.	227,106	40,197,762
Machinery
Parker-Hannifin Corp.	216,536	44,567,440
Stanley Black & Decker, Inc.	63,391	10,506,424
Road & Rail
CSX Corp.	157,563	11,401,258
Total Industrials		126,184,117
Information Technology | 21.4%
Communications Equipment
Cisco Systems, Inc.	322,168	15,451,177
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	209,163	20,046,182
IT Services
Leidos Holdings Inc.	246,418	24,121,858
Visa Inc., Class A	247,654	46,534,187
Semiconductors & Semiconductor Equipment
NVIDIA Corp.	87,782	20,655,105
NXP Semiconductors NV	146,206	18,606,175
Software
Microsoft Corp.	337,843	53,277,841
Tyler Technologies, Inc. (a)	13,831	4,149,577
VMware, Inc., Class A (a)	64,372	9,771,026
Total Information Technology		212,613,128
Materials | 7.8%
Chemicals
Dow Inc.	233,231	12,764,733
DuPont de Nemours, Inc.	311,208	19,979,553
Containers & Packaging
Avery Dennison Corp.	343,969	44,998,025
Total Materials		77,742,311
Total Common Stocks
(Cost $502,853,088)		984,272,271

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Value Fund  |  December 31, 2019  |  (Continued)
Money Market Fund | 0.8% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, 1.53% (b)	8,030,578	$8,030,578
Total Money Market Fund
(Cost $8,030,578)		8,030,578
Total Investments in Securities
(Cost $510,883,666) | 100.0%		$992,302,849
(a)	Non-income producing.
(b)	7-day yield at December 31, 2019.
ADR - American Depositary Deposit
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
NV - Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Growth Fund  |  December 31, 2019

Common Stocks | 99.3% of portfolio
	Shares	Value
Communication Services | 19.2%
Entertainment
Netflix, Inc. (a)	10,429	$3,374,511
Spotify Technology SA (a)	17,924	2,680,534
Tencent Music Entertainment Group ADR (a)	86,221	1,012,235
Interactive Media & Services
Alphabet, Inc., Class C (a)	4,400	5,882,888
Alphabet, Inc., Class A (a)	8,947	11,983,523
Facebook, Inc., Class A (a)	66,825	13,715,831
IAC/InterActiveCorp (a)	9,111	2,269,641
Tencent Holdings Ltd. ADR	122,424	5,877,576
Total Communication Services		46,796,739
Consumer Discretionary | 19.3%
Auto Components
Aptiv PLC	38,224	3,630,133
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.	18,771	2,081,892
Las Vegas Sands Corp.	5,715	394,563
Restaurant Brands International Inc.	18,766	1,196,708
Wynn Resorts, Ltd.	4,822	669,631
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. ADR (a)	31,565	6,694,937
Amazon.com, Inc. (a)	9,886	18,267,746
Booking Holdings, Inc. (a)	1,382	2,838,255
Multiline Retail
Dollar General Corp.	23,013	3,589,568
Specialty Retail
Carvana Co. (a)	7,600	699,580
Ross Stores, Inc.	25,481	2,966,498
Textiles, Apparel & Luxury Goods
lululemon athletica Inc. (a)	6,890	1,596,206
NIKE, Inc., Class B	22,209	2,249,994
Total Consumer Discretionary		46,875,711
Consumer Staples | 0.4%
Tobacco
Philip Morris International, Inc.	10,511	894,381
Total Consumer Staples		894,381
Energy | 0.6%
Oil, Gas & Consumable Fuels
Concho Resources Inc.	16,234	1,421,612
Total Energy		1,421,612
Financials | 1.8%
Capital Markets
Charles Schwab Corp.	33,514	1,593,926
Intercontinental Exchange, Inc.	17,166	1,588,713
TD Ameritrade Holding Corp.	19,167	952,600
Common Stocks | 99.3% of portfolio (Continued)
	Shares	Value
Financials | 1.8% (Continued)
XP Inc., Class A (a)	6,776	$261,012
Total Financials		4,396,251
Health Care | 15.7%
Biotechnology
Alexion Pharmaceuticals, Inc. (a)	9,645	1,043,107
Vertex Pharmaceuticals, Inc. (a)	18,515	4,053,859
Health Care Equipment & Supplies
Becton, Dickinson & Co.	16,727	4,549,242
Intuitive Surgical, Inc. (a)	8,352	4,937,285
Stryker Corp.	26,188	5,497,909
Health Care Providers & Services
Centene Corp. (a)	28,434	1,787,646
Cigna Corp.	24,015	4,910,827
HCA Healthcare, Inc.	29,075	4,297,576
Humana Inc.	3,800	1,392,776
UnitedHealth Group, Inc.	14,338	4,215,085
Life Sciences Tools & Services
Avantor, Inc. (a)	79,578	1,444,340
Total Health Care		38,129,652
Industrials | 6.9%
Aerospace & Defense
Boeing Co.	33,024	10,757,898
Industrial Conglomerates
Honeywell International, Inc.	6,613	1,170,501
Professional Services
CoStar Group, Inc. (a)	3,005	1,797,892
Road & Rail
J.B. Hunt Transport Services, Inc.	9,977	1,165,114
Norfolk Southern Corp.	7,296	1,416,372
Uber Technologies, Inc. (a)	16,881	502,041
Total Industrials		16,809,818
Information Technology | 33.3%
IT Services
Fidelity National Information Services, Inc.	11,045	1,536,249
Global Payments, Inc.	34,984	6,386,679
Okta, Inc. (a)	4,923	567,967
PayPal Holdings, Inc. (a)	30,895	3,341,912
Visa Inc., Class A	67,661	12,713,502
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc. (a)	40,900	1,875,674
ASML Holding NV ADR	11,611	3,436,159
Marvell Technology Group Ltd.	81,123	2,154,627
Software
Atlassian Corp. PLC, Class A (a)	2,348	282,558
Intuit, Inc.	19,723	5,166,045
Microsoft Corp.	119,569	18,856,031
Paycom Software, Inc. (a)	2,469	653,692
salesforce.com, Inc. (a)	26,937	4,381,034

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  December 31, 2019  |  (Continued)
Common Stocks | 99.3% of portfolio (Continued)
	Shares	Value
Information Technology | 33.3% (Continued)
ServiceNow, Inc. (a)	9,660	$2,727,211
Slack Technologies, Inc., Class A (a)	33,635	756,115
Splunk Inc. (a)	21,874	3,276,069
VMware, Inc., Class A (a)	17,759	2,695,639
Workday, Inc., Class A (a)	11,358	1,867,823
Zoom Video Communications, Inc. (a)	590	40,144
Technology Hardware, Storage & Peripherals
Apple, Inc.	28,581	8,392,811
Total Information Technology		81,107,941
Utilities | 2.1%
Electric Utilities
NextEra Energy, Inc.	13,690	3,315,170
Multi-Utilities
Sempra Energy	12,145	1,839,725
Total Utilities		5,154,895
Total Common Stocks
(Cost $156,473,198)		241,587,000

Money Market Fund | 0.7% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, 1.53% (b)	1,676,128	$1,676,128
Total Money Market Fund
(Cost $1,676,128)		1,676,128
Total Investments in Securities
(Cost $158,149,326) | 100.0%		$243,263,128

(a)	Non-income producing.
(b)	7-day yield at December 31, 2019.
SA - Sociedad Anonima or Societe Anonyme
ADR - American Depositary Deposit
PLC - Public Limited Company
NV - Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Small-Company Stock Fund  |  December 31, 2019

Common Stocks | 98.5% of portfolio
	Shares	Value
Communication Services | 0.5%
Wireless Telecommunication Services
Shenandoah Telecommunications Co.	38,257	$1,591,874
Total Communication Services		1,591,874
Consumer Discretionary | 8.0%
Distributors
Core-Mark Holding Company, Inc.	316,717	8,611,535
Hotels, Restaurants & Leisure
BJ’s Restaurants, Inc.	112,947	4,287,468
Cracker Barrel Old Country Store, Inc.	64,488	9,914,385
Textiles, Apparel & Luxury Goods
Carter's, Inc.	35,708	3,904,313
Total Consumer Discretionary		26,717,701
Consumer Staples | 1.0%
Food Products
TreeHouse Foods, Inc. (a)	65,802	3,191,397
Total Consumer Staples		3,191,397
Financials | 17.8%
Banks
Atlantic Union Bankshares Corp.	145,743	5,472,650
CenterState Bank Corp.	195,599	4,886,063
FB Financial Corp.	156,991	6,215,274
Glacier Bancorp, Inc.	257,263	11,831,525
Metropolitan Bank Holding Corp. (a)	106,932	5,157,330
Texas Capital Bancshares, Inc. (a)	49,885	2,831,971
Consumer Finance
Encore Capital Group, Inc. (a)	277,921	9,827,287
Insurance
Kinsale Capital Group, Inc.	131,468	13,365,037
Total Financials		59,587,137
Health Care | 18.0%
Biotechnology
Emergent BioSolutions Inc. (a)	72,045	3,886,828
Health Care Equipment & Supplies
STAAR Surgical Co. (a)	184,246	6,479,932
STERIS PLC	88,123	13,431,708
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	91,446	5,698,000
LHC Group, Inc. (a)	50,492	6,955,778
Health Care Technology
Inovalon Holdings, Inc. (a)	294,995	5,551,806
Life Sciences Tools & Services
Medpace Holdings, Inc. (a)	73,479	6,176,645
NanoString Technologies, Inc. (a)	384,197	10,688,360
Common Stocks | 98.5% of portfolio (Continued)
	Shares	Value
Health Care | 18.0% (Continued)
Pharmaceuticals
Aerie Pharmaceuticals, Inc. (a)	51,308	$1,240,114
Total Health Care		60,109,171
Industrials | 19.5%
Aerospace & Defense
BWX Technologies, Inc.	38,864	2,412,677
Construction & Engineering
Comfort Systems USA, Inc.	65,006	3,240,549
Dycom Industries, Inc. (a)	158,884	7,491,381
Primoris Services Corp.	361,705	8,044,319
Electrical Equipment
EnerSys	43,905	3,285,411
Machinery
Colfax Corp. (a)	179,221	6,520,060
Welbilt, Inc.	533,850	8,333,399
Road & Rail
Knight-Swift Transportation Holdings Inc.	149,283	5,350,303
Werner Enterprises, Inc.	226,788	8,252,815
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	184,655	12,314,642
Total Industrials		65,245,556
Information Technology | 23.1%
Electronic Equipment, Instruments & Components
Itron, Inc. (a)	48,426	4,065,363
Knowles Corp.	328,847	6,955,114
IT Services
CACI International Inc., Class A (a)	25,051	6,262,500
Cass Information Systems, Inc.	99,818	5,763,491
ManTech International Corp., Class A	167,660	13,392,681
Semiconductors & Semiconductor Equipment
Advanced Energy Industries, Inc. (a)	60,428	4,302,473
Software
Altair Engineering Inc. (a)	103,927	3,732,019
Descartes Systems Group Inc. (The) (a)	326,431	13,945,132
Five9, Inc. (a)	98,132	6,435,496
j2 Global, Inc	81,715	7,657,513
Verint Systems Inc. (a)	81,514	4,512,615
Total Information Technology		77,024,397
Materials | 6.9%
Chemicals
Ingevity Corp. (a)	38,865	3,396,024
PolyOne Corp.	285,889	10,517,856

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Small-Company Stock Fund  |  December 31, 2019  |  (Continued)
Common Stocks | 98.5% of portfolio (Continued)
	Shares	Value
Materials | 6.9% (Continued)
Construction Materials
Summit Materials, Inc., Class A (a)	382,224	$9,135,153
Total Materials		23,049,033
Real Estate | 3.7%
Equity Real Estate Investment Trusts (REITs)
Easterly Government Properties, Inc.	109,997	2,610,229
Pebblebrook Hotel Trust	137,378	3,683,104
QTS Realty Trust, Inc. Class A	110,777	6,011,868
Total Real Estate		12,305,201
Total Common Stocks
(Cost $240,848,801)		328,821,467

Money Market Fund | 1.5% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, 1.53% (b)	5,156,460	$5,156,460
Total Money Market Fund
(Cost $5,156,460)		5,156,460
Total Investments in Securities
(Cost $246,005,261) | 100.0%		$333,977,927

(a)	Non-income producing.
(b)	7-day yield at December 31, 2019.
PLC - Public Limited Company
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
International Equity Fund  |  December 31, 2019

Common Stocks | 96.5% of portfolio
	Shares	Value
Brazil | 0.5%
Ambev SA ADR	77,706	$362,110
Total Brazil		362,110
Britain | 9.6%
Diageo PLC	43,608	1,837,495
HSBC Holdings PLC	118,266	925,838
Rio Tinto PLC	15,408	912,076
Royal Dutch Shell PLC, Class B	42,426	1,259,359
Standard Chartered PLC	117,248	1,104,838
Unilever PLC	26,540	1,519,220
Total Britain		7,558,826
Canada | 3.0%
Alimentation Couche-Tard Inc., Class B	30,100	955,235
Canadian National Railway Co.	15,337	1,387,232
Total Canada		2,342,467
China | 2.2%
Baidu, Inc. ADR (a)	4,213	532,523
China Moble Ltd. ADR	9,452	399,536
Ping An Insurance Group Co. of China Ltd., Class H	40,500	479,255
Tencent Holdings Ltd.	6,600	317,963
Total China		1,729,277
Denmark | 1.0%
Novozymes A/S, Class B	15,400	753,604
Total Denmark		753,604
France | 8.5%
Air Liquide SA	6,726	953,550
Dassault Systèmes SE	9,573	1,578,830
L’Oréal SA	9,675	2,860,969
Schneider Electric SE	12,890	1,324,315
Total France		6,717,664
Germany | 15.2%
adidas AG	5,087	1,653,624
Allianz SE REG	11,991	2,938,128
Infineon Technologies AG	129,548	2,927,053
SAP SE ADR	22,994	3,080,966
Symrise AG	12,659	1,330,573
Total Germany		11,930,344
Hong Kong | 3.5%
AIA Group Ltd.	259,200	2,726,255
Total Hong Kong		2,726,255
Common Stocks | 96.5% of portfolio (Continued)
	Shares	Value
India | 1.0%
HDFC Bank Ltd. ADR	5,944	$376,671
ICICI Bank Ltd. ADR	27,078	408,607
Total India		785,278
Israel | 3.1%
Check Point Software Technologies Ltd. (a)	22,287	2,472,966
Total Israel		2,472,966
Japan | 13.9%
Chugai Pharmaceutical Co., Ltd.	19,000	1,749,809
Dentsu Inc.	26,800	923,416
FANUC Corp.	4,600	849,458
Keyence Corp.	5,100	1,790,806
Komatsu Ltd.	35,300	847,251
Kubota Corp.	89,000	1,397,588
Nitori Holdings Co., Ltd.	500	78,926
Shionogi & Co., Ltd.	3,400	210,329
Sysmex Corp.	16,100	1,096,167
Unicharm Corp.	58,400	1,972,005
Total Japan		10,915,755
Mexico | 0.2%
Fomento Economico Mexicano, SAB de CV ADR	2,125	200,834
Total Mexico		200,834
Republic of South Korea | 0.3%
Samsung Electronics Co., Ltd. GDR	228	272,846
Total Republic of South Korea		272,846
Russia | 1.0%
LUKOIL PJSC ADR	4,424	436,693
Yandex NV, Class A (a)	8,295	360,750
Total Russia		797,443
Singapore | 3.0%
DBS Group Holdings Ltd.	123,200	2,375,449
Total Singapore		2,375,449
South Africa | 0.2%
Sasol Ltd.	5,662	122,841
Total South Africa		122,841
Spain | 4.1%
Amadeus IT Group SA	17,521	1,434,913

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Equity Fund  |  December 31, 2019  |  (Continued)
Common Stocks | 96.5% of portfolio (Continued)
	Shares	Value
Spain | 4.1% (Continued)
Banco Bilboa Vizcaya Argentaria SA	322,022	$1,807,936
Total Spain		3,242,849
Sweden | 7.2%
Alfa Laval AB	52,014	1,309,933
Atlas Copco AB, Class A	69,429	2,771,305
Epiroc AB, Class A	78,655	961,892
Skandinaviska Enskilda Banken AB, Class A	65,703	617,863
Total Sweden		5,660,993
Switzerland | 13.6%
Lonza Group AG REG	4,569	1,666,804
Nestlé SA ADR	29,816	3,228,035
Roche Holding AG REG	10,976	3,567,229
SGS SA REG	355	972,229
Sonova Holding AG REG	5,436	1,242,716
Total Switzerland		10,677,013
Taiwan | 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	19,002	1,104,016
Total Taiwan		1,104,016
United States of America | 4.0%
Linde PLC	8,731	1,873,418
Schlumberger Ltd.	31,841	1,280,008
Total United States of America		3,153,426
Total Common Stocks
(Cost $59,331,525)		75,902,256

Preferred Stocks | 1.7% of portfolio
	Shares	Value
Brazil | 0.4%
Itaú Unibanco Holding SA ADR	32,757	$299,727
Total Brazil		299,727
Germany | 0.6%
FUCHS PETROLUB SE	9,378	465,931
Total Germany		465,931
Republic of South Korea | 0.7%
Samsung Electronics Co., Ltd. REG GDR	579	563,836
Total Republic of South Korea		563,836
Total Preferred Stocks
(Cost $813,071)		1,329,494

Money Market Fund | 1.8% of portfolio

State Street Institutional U.S. Government Money Market Fund, 1.53% (b)	1,392,961	1,392,961
Total Money Market Fund
(Cost $1,392,961)		1,392,961
Total Investments in Securities
(Cost $61,537,557) | 100.0%		$78,624,711

(a)	Non-income producing.
(b)	7-day yield at December 31, 2019.
ADR - American Depositary Deposit
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
A/S - Aktieselskab
SE - Societas Europaea
AG - Aktiengesellschaft
REG - Registered Shares
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
GDR - Global Depositary Receipt
NV - Naamloze Vennottschap
AB - Aktiebolag
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Statements of Assets and Liabilities
December 31, 2019

Assets	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Investments in securities, at value (cost: $162,906,036, $71,292,579, $545,745,729, $23,764,824, $48,051,235, $510,883,666, $158,149,326, $246,005,261 and $61,537,557, respectively)	$162,906,036	$71,593,584	$548,407,308
Foreign currency (cost $64)	—	—	—
Investment securities sold	—	—	—
Dividends, interest, and tax reclaims	158,673	213,762	2,069,413
Capital shares sold	107,600	15,595	31,465
Prepaid expenses	19,356	9,687	42,103
Due from RE Advisers	—	—	—
Total Assets	163,191,665	71,832,628	550,550,289
Liabilities
Investment securities purchased	—	150,196	1,301,699
Accrued expenses	68,860	54,268	242,408
Independent Director/Trustee's deferred compensation	69,184	27,848	152,409
Due to RE Advisers	90,254	33,577	344,687
Due to custodian	—	—	218
Capital shares redeemed	128,236	50,243	186,071
Dividends	381	858	11,086
Total Liabilities	356,915	316,990	2,238,578
Net Assets	$162,834,750	$71,515,638	$548,311,711
Net Assets Consist Of:
Distributable earnings (losses)	(69,185)	318,083	3,131,311
Paid-in-capital applicable to outstanding shares of 162,903,894, 13,738,149, 104,793,431, 4,649,873, 7,143,981, 19,262,145, 20,677,128, 12,665,386 and 8,762,743, respectively	162,903,935	71,197,555	545,180,400
Net Assets	$162,834,750	$71,515,638	$548,311,711
Net Asset Value Per Share	$1.00	$5.21	$5.23

Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$23,848,345	$171,146,429	$992,302,849	$243,263,128	$333,977,927	$78,624,711
—	—	—	—	—	64
—	23,027	—	462,101	—	—
96,989	—	873,811	66,004	184,636	317,867
149,820	20,603	279,506	113,557	46,918	2,157
22,940	18,181	66,367	26,881	40,439	14,923
1,140	—	—	—	—	—
24,119,234	171,208,240	993,522,533	243,931,671	334,249,920	78,959,722

236,259	—	—	39,121	—	—
37,445	125,312	392,609	124,318	216,107	82,459
942	31,356	254,075	26,463	172,076	50,433
—	56,670	502,582	162,959	280,592	46,406
—	—	—	—	—	—
—	43,630	265,434	30,958	1,130,968	5,159
29	—	—	—	—	—
274,675	256,968	1,414,700	383,819	1,799,743	184,457
$23,844,559	$170,951,272	$992,107,833	$243,547,852	$332,450,177	$78,775,265

2,852	122,744,323	496,047,410	87,398,001	91,156,387	15,232,312
23,841,707	48,206,949	496,060,423	156,149,851	241,293,790	63,542,953
$23,844,559	$170,951,272	$992,107,833	$243,547,852	$332,450,177	$78,775,265
$5.13	$23.93	$51.51	$11.78	$26.25	$8.99
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations
For the Period Ended December 31, 2019

Investment Income	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund
Interest	$3,641,292	$1,686,533	$14,801,016
Dividends	—	—	—
Allocated from Master Portfolio
Dividends	—	—	—
Interest	—	—	—
Total Investment Income	3,641,292	1,686,533	14,801,016
Expenses
Management fees	827,809	333,625	3,339,856
Shareholder servicing fees	150,529	80,541	188,611
Custodian and accounting fees	82,779	75,779	192,638
Director, Trustee, and Board meeting expenses	77,779	36,052	259,037
Legal and audit fees	65,919	32,710	212,758
Printing and regulatory filings	29,952	19,031	50,757
Registration fees	28,552	26,072	36,165
Insurance	8,204	3,911	27,649
Communication	5,969	3,368	10,350
Other expenses	8,749	21,611	71,971
Administration fees	—	—	—
Allocated from Master Portfolio	—	—	—
Total Expenses	1,286,241	632,700	4,389,792
Less fees waived and/or expenses reimbursed by RE Advisers	—	(76,510)	—
Net Expenses	1,286,241	556,190	4,389,792
Net Investment Income (Loss)	2,355,051	1,130,343	10,411,224
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	—	359,731	5,060,226
Net change in unrealized apprecation (depreciation)	—	861,300	5,694,771
Net Gain (Loss) On Investments	—	1,221,031	10,754,997
Net Increase In Net Assets From Operations	$2,355,051	$2,351,374	$21,166,221

*	For the period May 1, 2019 to December 31, 2019.
(a)	Includes foreign tax withholding expense of $43,760 in Value Fund, $14,201 in Growth Fund, and $166,636 in International Equity Fund.
(b)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

Statements of Operations	The accompanying notes are an integral part of these financial statements.

Intermediate Bond Fund*	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$204,129	$—	$305,062	$86,124	$307,630	$46,196
—	—	20,254,903(a)	1,697,478(a)	6,400,030	1,620,447(a)

—	2,992,252	—	—	—	—
—	38,739	—	—	—	—
204,129	3,030,991	20,559,965	1,783,602	6,707,660	1,666,643

49,608	—	4,461,016	1,465,706	3,362,908	548,474
24,256	179,150	414,933	204,299	322,712	137,031
42,565	60,315	195,158	99,606	118,983	119,055
3,401	76,711	461,403	112,582	216,253	35,149
34,306	66,263	377,187	94,547	181,609	31,531
3,794	43,833	118,307	51,519	108,262	36,430
38,241	26,364	40,605	31,810	36,206	24,146
96	7,627	46,838	11,086	25,811	3,550
177	9,311	24,451	10,921	17,033	7,685
8,037	11,111	43,698	13,955	30,617	7,701
—	383,614	—	—	—	—
—	35,950	—	—	—	—
204,481	900,249	6,183,596	2,096,031	4,420,394	950,752
(139,031)	—	—	—	—	(227,636)
65,450	900,249	6,183,596	2,096,031	4,420,394	723,116
138,679	2,130,742	14,376,369	(312,429)	2,287,266	943,527

108,114	841,781(b)	137,873,648	14,030,244	38,451,396	3,272,569
83,521	37,525,793(b)	76,986,017	40,898,938	52,318,099	11,841,604
191,635	38,367,574	214,859,665	54,929,182	90,769,495	15,114,173
$330,314	$40,498,316	$229,236,034	$54,616,753	$93,056,761	$16,057,700
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,355,051	$1,781,962
Net realized gain on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	2,355,051	1,781,962
Distributions to Shareholders
Distributions to shareholders	(2,360,611)	(1,781,962)
Total Distributions to shareholders	(2,360,611)	(1,781,962)
Capital Share Transactions
Net capital share transactions	(1,013,479)	(10,073,437)
Total increase (decrease) in net assets from capital transactions	(1,013,479)	(10,073,437)
Total Increase (Decrease) In Net Assets	(1,019,039)	(10,073,437)
Net Assets
Beginning of year	$163,853,789	$173,927,226
End of year	$162,834,750	$163,853,789

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Intermediate Bond Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Since Inception December 31, 2019

$1,130,343	$1,043,181	$10,411,224	$11,135,781	$138,679
359,731	1,404	5,060,226	203,351	108,114
861,300	(143,002)	5,694,771	(1,270,313)	83,521
2,351,374	901,583	21,166,221	10,068,819	330,314

(1,441,910)	(1,059,685)	(14,850,051)	(11,376,055)	(327,462)
(1,441,910)	(1,059,685)	(14,850,051)	(11,376,055)	(327,462)

(6,312,013)	1,651,517	(20,036,998)	13,097,696	23,841,707
(6,312,013)	1,651,517	(20,036,998)	13,097,696	23,841,707
(5,402,549)	1,493,415	(13,720,828)	11,790,460	23,844,559

$76,918,187	$75,424,772	$562,032,539	$550,242,079	$—
$71,515,638	$76,918,187	$548,311,711	$562,032,539	$23,844,559

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	Stock Index Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) In Net Assets
Operations
Net investment income	$2,130,742	$2,065,092
Net realized gain on investments	841,781	1,283,303
Net change in unrealized appreciation (depreciation)	37,525,793	(10,109,545)
Increase (decrease) in net assets from operations	40,498,316	(6,761,150)
Distributions to Shareholders
Distributions to shareholders	(3,333,711)	(2,625,112)
Total Distributions to shareholders	(3,333,711)	(2,625,112)
Capital Share Transactions
Net capital share transactions	(147,519)	(1,773,979)
Total increase (decrease) in net assets from capital transactions	(147,519)	(1,773,979)
Total Increase (Decrease) In Net Assets	37,017,086	(11,160,241)
Net Assets
Beginning of year	$133,934,186	$145,094,427
End of year	$170,951,272	$133,934,186

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Value Fund		Growth Fund		Small-Company Stock Fund
Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018

$14,376,369	$16,329,001	$(312,429)	$294,109	$2,287,266	$2,568,725
137,873,648	81,100,003	14,030,244	19,033,343	38,451,396	217,695,361
76,986,017	(156,332,971)	40,898,938	(13,337,473)	52,318,099	(433,694,859)
229,236,034	(58,903,967)	54,616,753	5,989,979	93,056,761	(213,430,773)

(135,337,648)	(89,984,419)	(12,506,704)	(20,113,936)	(65,351,838)	(122,418,197)
(135,337,648)	(89,984,419)	(12,506,704)	(20,113,936)	(65,351,838)	(122,418,197)

22,943,471	(94,554,235)	6,970,674	30,570,695	(182,247,316)	(454,592,108)
22,943,471	(94,554,235)	6,970,674	30,570,695	(182,247,316)	(454,592,108)
116,841,857	(243,442,621)	49,080,723	16,446,738	(154,542,393)	(790,441,078)

$875,265,976	$1,118,708,597	$194,467,129	$178,020,391	$486,992,570	$1,277,433,648
$992,107,833	$875,265,976	$243,547,852	$194,467,129	$332,450,177	$486,992,570

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	International Equity Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) In Net Assets
Operations
Net investment income	$943,527	$1,042,997
Net realized gain on investments	3,272,569	1,091,500
Net change in unrealized appreciation (depreciation)	11,841,604	(11,742,258)
Increase (decrease) in net assets from operations	16,057,700	(9,607,761)
Distributions to Shareholders
Distributions to shareholders	(841,645)	(1,151,141)
Total Distributions to shareholders	(841,645)	(1,151,141)
Capital Share Transactions
Net capital share transactions	(2,522,666)	2,702,686
Total increase (decrease) in net assets from capital transactions	(2,522,666)	2,702,686
Total Increase (Decrease) In Net Assets	12,693,389	(8,056,216)
Net Assets
Beginning of year	$66,081,876	$74,138,092
End of year	$78,775,265	$66,081,876

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Daily Income Fund

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).
	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.01	0.01	-—(a,b,c)	—(a,b,c)	—(a,b,c)
Net realized and unrealized gain (loss) on investments	—	—	—	—	—
Total from investment operations	0.01	0.01	—	—	—
Distributions
Net investment income	(0.01)	(0.01)	—(c)	—(c)	—(c)
Net realized gain	—	—	—	—	—
Total distributions	(0.01)	(0.01)	—	—	—
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.43%	1.08%	0.18%	0.01%	0.01%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$162,835	$163,854	$173,927	$195,858	$193,156
Ratio of net investment income to average net assets	1.42%	1.07%	0.17%(a,b)	0.00%(a,b,d)	0.00%(a,b,d)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.78%	0.74%	0.71%	0.71%	0.68%
Ratio of expenses to average net assets	0.78%	0.74%	0.66%(a,b)	0.37%(a,b)	0.14%(a,b)

(a)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017.
(b)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.
(c)	Less than $0.01 per share.
(d)	Less than 0.01%.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Short-Term Government Securities Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$5.14	$5.15	$5.16	$5.18	$5.20
Income from investment operations
Net investment income	0.08	0.07	0.05	0.04	0.04
Net realized and unrealized gain (loss) on investments	0.09	(0.01)	(0.01)	(0.02)	(0.02)
Total from investment operations	0.17	0.06	0.04	0.02	0.02
Distributions
Net investment income	(0.08)	(0.07)	(0.05)	(0.04)	(0.04)
Net realized gain	(0.02)	—(a)	—(a)	—(a)	—(a)
Total distributions	(0.10)	(0.07)	(0.05)	(0.04)	(0.04)
Net Asset Value, End of Year	$5.21	$5.14	$5.15	$5.16	$5.18
Total Return	3.36%	1.20%	0.87%	0.45%	0.46%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$71,516	$76,918	$75,425	$73,108	$73,048
Ratio of net investment income to average net assets	1.52%(b)	1.37%(b)	1.02%(b)	0.81%(b)	0.84%
Ratio of gross expenses before expense limitation to average net assets	0.85%	0.82%	0.81%	0.78%	0.77%
Ratio of expenses to average net assets	0.75%(b)	0.75%(b)	0.75%(b)	0.75%(b)	0.77%
Portfolio turnover rate	237%(c)	40%	33%	26%	32%

(a)	Less than $0.01 per share.
(b)	Excludes expenses in excess of a 0.75% contractual expense limitation with RE Advisers, in effect through April 30, 2020.
(c)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Short-Term Bond Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$5.17	$5.19	$5.19	$5.18	$5.23
Income from investment operations
Net investment income	0.10	0.10	0.08	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.10	(0.02)	—(a)	0.01	(0.05)
Total from investment operations	0.20	0.08	0.08	0.09	0.02
Distributions
Net investment income	(0.10)	(0.10)	(0.08)	(0.08)	(0.07)
Net realized gain	(0.04)	—(a)	—(a)	—	—
Total distributions	(0.14)	(0.10)	(0.08)	(0.08)	(0.07)
Net Asset Value, End of Year	$5.23	$5.17	$5.19	$5.19	$5.18
Total Return	3.90%	1.69%	1.65%	1.75%	0.43%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$548,312	$562,033	$550,242	$541,014	$542,251
Ratio of net investment income to average net assets	1.87%	2.02%	1.59%	1.49%	1.38%
Ratio of expenses to average net assets	0.79%	0.77%	0.76%	0.76%	0.74%
Portfolio turnover rate	276%(b)	39%	32%	31%	20%

(a)	Less than $0.01 per share.
(b)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Intermediate Bond Fund

Since Inception May 1, 2019 to December 31 ,
For a Share Outstanding Throughout the Period	2019
Net Asset Value, Beginning of Period	$5.00
Income from investment operations
Net investment income	0.06
Net realized and unrealized gain (loss) on investments	0.17
Total from investment operations	0.23
Distributions
Net investment income	(0.06)
Net realized gain	(0.04)
Total distributions	(0.10)
Net Asset Value, End of Period	$5.13
Total Return	4.69%(a)
Ratios/Supplemental Data
Net assets, end of period (thousands)	$23,845
Ratio of net investment income to average net assets	1.69%(b,c)
Ratio of gross expenses before expense limitation to average net assets	2.49%(b)
Ratio of expenses to average net assets	0.80%(b,c)
Portfolio turnover rate	395%(d)

(a)	Aggregate total return for the period.
(b)	Annualized.
(c)	Excludes expenses in excess of a 0.80% contractual expense limitation with RE Advisers, in effect through April 30, 2021.
(d)	Rate includes purchases and sales of long-term U.S. Treasury Bonds.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Stock Index Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$18.67	$20.02	$16.67	$15.20	$15.33
Income from investment operations
Net investment income	0.34	0.32	0.27	0.25	0.25
Net realized and unrealized gain (loss) on investments	5.39	(1.30)	3.26	1.47	(0.13)
Total from investment operations	5.73	(0.98)	3.53	1.72	0.12
Distributions
Net investment income	(0.38)	(0.37)	(0.18)	(0.25)	(0.25)
Net realized gain	(0.09)	—	—	—	—
Total distributions	(0.47)	(0.37)	(0.18)	(0.25)	(0.25)
Net Asset Value, End of Year	$23.93	$18.67	$20.02	$16.67	$15.20
Total Return	30.77%	-4.95%	21.16%	11.33%	0.79%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$170,951	$133,934	$145,094	$123,039	$114,436
Ratio of net investment income to average net assets	1.39%	1.39%	1.42%	1.57%	1.49%
Ratio of expenses to average net assets	0.59%	0.56%	0.55%	0.58%	0.54%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Value Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$46.64	$55.26	$47.70	$46.77	$50.79
Income from investment operations
Net investment income	0.83	0.91	1.00	1.10	0.94
Net realized and unrealized gain (loss) on investments	11.93	(4.39)	9.52	4.60	(1.59)
Total from investment operations	12.76	(3.48)	10.52	5.70	(0.65)
Distributions
Net investment income	(0.83)	(0.91)	(1.00)	(1.10)	(0.94)
Net realized gain	(7.06)	(4.23)	(1.96)	(3.67)	(2.43)
Total distributions	(7.89)	(5.14)	(2.96)	(4.77)	(3.37)
Net Asset Value, End of Year	$51.51	$46.64	$55.26	$47.70	$46.77
Total Return	27.69%	-6.36%	22.17%	12.26%	-1.28%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$992,108	$875,266	$1,118,709	$955,828	$899,158
Ratio of net investment income to average net assets	1.53%	1.55%	1.92%	2.26%	1.85%
Ratio of expenses to average net assets	0.66%	0.60%	0.60%	0.62%	0.59%
Portfolio turnover rate	17%(a)	1%	7%	9%	8%

(a)	The change in portfolio turnover from 2018 to 2019 is due to a repositioning of the Fund as a result of market activities.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Growth Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$9.68	$10.36	$8.07	$8.00	$7.79
Income from investment operations
Net investment income	-—	0.02	-—	—	—
Net realized and unrealized gain (loss) on investments	2.73	0.41	3.04	0.19	0.73
Total from investment operations	2.73	0.43	3.04	0.19	0.73
Distributions
Net investment income	—	(0.02)	—	—	—
Net realized gain	(0.63)	(1.09)	(0.75)	(0.12)	(0.52)
Total distributions	(0.63)	(1.11)	(0.75)	(0.12)	(0.52)
Net Asset Value, End of Year	$11.78	$9.68	$10.36	$8.07	$8.00
Total Return	28.36%	3.96%	37.68%	2.54%	9.43%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$243,548	$194,467	$178,020	$117,281	$114,329
Ratio of net investment income (loss) to average net assets	(0.14)%	0.14%	(0.12)%	(0.14)%(a)	(0.32)%
Ratio of gross expenses before expense limitation to average net assets	0.93%	0.86%	0.93%	0.98%	0.95%
Ratio of expenses to average net assets	0.93%	0.86%	0.93%	0.95%(a)	0.95%
Portfolio turnover rate	29%	34%	37%	39%	40%

(a)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2020.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Small-Company Stock Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$25.57	$44.11	$41.13	$35.45	$39.28
Income from investment operations
Net investment income	0.18	0.15	0.08	0.14	0.15
Net realized and unrealized gain (loss) on investments	5.42	(11.45)	4.86	6.55	(2.19)
Total from investment operations	5.60	(11.30)	4.94	6.69	(2.04)
Distributions
Net investment income	(0.18)	(0.15)	(0.08)	(0.14)	(0.15)
Net realized gain	(4.74)	(7.09)	(1.88)	(0.87)	(1.64)
Total distributions	(4.92)	(7.24)	(1.96)	(1.01)	(1.79)
Net Asset Value, End of Year	$26.25	$25.57	$44.11	$41.13	$35.45
Total Return	22.16%	-26.18%	11.99%	18.85%	-5.18%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$332,450	$486,993	$1,277,434	$1,322,218	$1,211,351
Ratio of net investment income to average net assets	0.54%	0.26%	0.14%	0.34%	0.43%
Ratio of expenses to average net assets	1.05%	0.90%	0.88%	0.89%	0.86%
Portfolio turnover rate	38%	5%	7%	14%	16%

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
International Equity Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$7.28	$8.49	$6.69	$6.44	$7.17
Income from investment operations
Net investment income	0.12	0.12	0.08	0.07	0.47
Net realized and unrealized gain (loss) on investments	1.69	(1.20)	1.80	0.24	(0.72)
Total from investment operations	1.81	(1.08)	1.88	0.31	(0.25)
Distributions
Net investment income	(0.10)	(0.13)	(0.08)	(0.06)	(0.48)
Net realized gain	—	—	—	—	—
Total distributions	(0.10)	(0.13)	(0.08)	(0.06)	(0.48)
Net Asset Value, End of Year	$8.99	$7.28	$8.49	$6.69	$6.44
Total Return	24.83%	-12.74%	28.12%	4.85%	-3.48%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$78,775	$66,082	$74,138	$53,974	$53,144
Ratio of net investment income to average net assets	1.29%(a)	1.39%(a)	1.03%(a)	1.22%(a,b)	1.87%(a,b)
Ratio of gross expenses before voluntary expense limitation to average net assets	1.30%	1.23%	1.25%	1.46%	1.01%
Ratio of expenses to average net assets	0.99%(a)	0.99%(a)	0.99%(a)	0.97%(a,b)	0.87%(a,b)
Portfolio turnover rate	27%	16%	11%	112%(c)	62%

(a)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2020.
(b)	RE Advisers waived additional management fees equal to the difference between the fee that would have been paid to the previous subadviser, Mercator and the fee paid to SSgA Funds Management Inc., beginning September 7, 2015 through January 14, 2016, the period in which SSgA Funds Management Inc. was subadviser.
(c)	Unusually high due to change in strategy and subadviser on January 15, 2016.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements

1.    Organization
Homestead Funds, Inc. (the "Corporation") is a Maryland corporation organized on June 29, 1990. Homestead Funds Trust (the "Trust") is a Massachusetts business trust organized on February 15, 2019. The Corporation and the Trust are each registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation currently consists of eight portfolios, Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund and the Trust currently consists of one portfolio, the Intermediate Bond Fund (collectively, the "Homestead Funds"). The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to collectively as the "Board".
Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the Funds are diversified for purposes of the Act. The Growth Fund previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. Under current law, shareholder approval would be required for the Growth Fund to resume operating as non-diversified.
The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At December 31, 2019, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2019, the Stock Index Fund’s investment constituted 0.74% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.
2.    Summary of Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business ("Valuation Time"). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers Corporation (“Adviser” or “RE Advisers”) or a Fund’s subadvisor, as determined in good faith in accordance with the Valuation Procedures.
The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds' subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.
A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:
•  Level 1—quoted prices in active markets for identical investments;
•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).

Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.
The Funds use the following valuation techniques to value securities by major category:
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.
Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.
Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.
Fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are valued (1) by an independent pricing service based on market prices, or broker/dealer quotations, (2) market value generated by an independent pricing service, or (3) market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.
Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities. The value of the securities using amortized cost would be approximately the same as using fair value without amortized cost.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or subadvisor Funds’ based on the Valuation Procedures approved by the Board. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.
The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of the Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.
The following table summarizes each Fund’s investments, based on the inputs used to determine their values on December 31, 2019 (other than Stock Index Fund). The level classifications of the Master Portfolio as of December 31, 2019 are included in the Appendix.
Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$146,108,035	$ —	$146,108,035
Money Market Fund	16,798,001	—	—	16,798,001
Total	$16,798,001	$146,108,035	$ —	$162,906,036

Short-Term Government Securities Fund
U.S. Government & Agency Obligations	$ —	$44,842,189	$ —	$44,842,189
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	19,724,695	—	19,724,695
Asset-Backed Securities	—	3,056,459	—	3,056,459
Corporate Bonds–Other	—	1,914,206	—	1,914,206
Mortgage-Backed Security	—	62,746	—	62,746
Certificates of Deposit	—	449,085	—	449,085
Money Market Fund	1,544,204	—	—	1,544,204
Total	$1,544,204	$70,049,380	$ —	$71,593,584

Short-Term Bond Fund
U.S. Government & Agency Obligations	$ —	$336,766,591	$ —	$336,766,591
Corporate Bonds–Other	—	107,669,116	—	107,669,116
Asset-Backed Securities	—	66,965,964	—	66,965,964
Yankee Bonds	—	30,909,595	—	30,909,595
Municipal Bond	—	910,227	—	910,227
Mortgage-Backed Securities	—	734,050	—	734,050
Corporate Bond Guaranteed by Export-Import Bank of the United States	—	260,255	—	260,255
Money Market Fund	4,191,510	—	—	4,191,510
Total	$4,191,510	$544,215,798	$ —	$548,407,308

Intermediate Bond Fund
U.S. Government & Agency Obligations	$ —	$9,485,234	$ —	$9,485,234
Corporate Bonds–Other	—	6,086,704	—	6,086,704
Mortgage-Backed Securities	—	5,587,641	—	5,587,641
Asset-Backed Securities	—	1,243,797	—	1,243,797
Yankee Bonds	—	897,041	—	897,041
Municipal Bond	—	99,584	—	99,584
Money Market Fund	448,344	—	—	448,344
Total	$448,344	$23,400,001	$ —	$23,848,345

Value Fund
Common Stocks	$984,272,271	$ —	$ —	$984,272,271
Money Market Fund	8,030,578	—	—	8,030,578
Total	$992,302,849	$ —	$ —	$992,302,849

Growth Fund
Common Stocks	$241,587,000	$ —	$ —	$241,587,000
Money Market Fund	1,676,128	—	—	1,676,128
Total	$243,263,128	$ —	$ —	$243,263,128

Small-Company Stock Fund
Common Stocks	$328,821,467	$ —	$ —	$328,821,467
Money Market Fund	5,156,460	—	—	5,156,460
Total	$333,977,927	$ —	$ —	$333,977,927

Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
International Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$13,358,147	$62,544,109	$ —	$75,902,256
Preferred Stocks	299,727	1,029,767	—	1,329,494
Money Market Fund	1,392,961	—	—	1,392,961
Total	$15,050,835	$63,573,876	$ —	$78,624,711
During the period ended December 31, 2019, there were no transfers between levels.
Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.
To-be-announced securities: The Intermediate Bond Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. The Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA security.
Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities, Short-Term Bond, and Intermediate Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Equity Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year. Any unpaid capital gains will be paid in June of the subsequent year, but no later than the extended due date of the federal tax return.
Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.
The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.
Management considered events occurring between the date of this report, December 31, 2019, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.
3.    Federal Income Tax Information
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.
Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.
Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions, which are reflected as "other book/tax differences" in the following tables.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2019 include paydown losses for Short-Term Government Securities, Short-Term Bond,and Intermediate Bond Funds, prior year excise tax for Stock Index Fund, deemed distribution due to equalization for Value Fund, foreign currency transactions, net operating losses, and distribution redesignations for Growth Fund, REIT trasactions and deemed distributions due to equalization for Small Company Stock Fund, and foreign currency transactions for International Equity Fund. The tax reclassifications for 2019 are reflected below. Undistributed net investment income and undistributed capital gains are included in distributable earnings in the Statement of Assets and Liabilities.
	Undistributed Net Investment Income	Undistributed Capital Gains	Paid in Capital
Daily Income Fund	$—	$—	$—
Short-Term Gov. Securities Fund	$4	$(4)	$—
Short-Term Bond Fund	$15,547	$(15,547)	$—
Intermediate Bond Fund	$3,525	$(3,525)	$—
Stock Index Fund	$277,732	$(277,487)	$(245)
Value Fund	$—	$(9,584,301)	$9,584,301
Growth Fund	$289,910	$14,576	$(304,486)
Small-Company Stock Fund	$(58,224)	$(13,480,498)	$13,538,722
International Equity Fund	$111,824	$5,600	$(117,424)

Tax character of distributions paid in 2019 was as follows:
	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$2,360,611	$—	$—	$2,360,611
Short-Term Gov. Securities Fund	$1,441,910	$—	$—	$1,441,910
Short-Term Bond Fund	$14,850,051	$—	$—	$14,850,051
Intermediate Bond Fund	$327,462	$—	$—	$327,462
Stock Index Fund	$3,204,130	$129,581	$—	$3,333,711
Value Fund	$14,340,909	$120,996,739	$—	$135,337,648
Growth Fund	$—	$12,506,704	$—	$12,506,704
Small-Company Stock Fund	$2,225,699	$63,126,139	$—	$65,351,838
International Equity Fund	$841,645	$—	$—	$841,645

Tax character of distributions paid in 2018 was as follows:
	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$1,781,962	$—	$—	$1,781,962
Short-Term Gov. Securities Fund	$1,044,071	$15,614	$—	$1,059,685
Short-Term Bond Fund	$11,180,740	$195,315	$—	$11,376,055
Intermediate Bond Fund	$—	$—	$—	$—
Stock Index Fund	$2,625,112	$—	$—	$2,625,112
Value Fund	$16,389,345	$73,595,074	$—	$89,984,419
Growth Fund	$1,391,923	$18,722,013	$—	$20,113,936
Small-Company Stock Fund	$2,497,047	$119,921,150	$—	$122,418,197
International Equity Fund	$1,151,141	$—	$—	$1,151,141
Amounts reflected in ordinary income include short-term gain distributions.

Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
The tax character of distributable earnings/(accumulated losses) at December 31, 2019 was as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward/ Late Year Loss Deferral	Other Book/Tax Differences	Total Distributable Earnings (Losses)
Daily Income Fund	$—	$—	$—	$—	$(69,185)	$(69,185)
Short-Term Gov. Securities Fund	$46,156	$—	$299,775	$—	$(27,848)	$318,083
Short-Term Bond Fund	$650,130	$—	$2,633,590	$—	$(152,409)	$3,131,311
Intermediate Bond Fund	$—	$—	$79,616	$(75,822)	$(942)	$2,852
Stock Index Fund	$—	$520,784	$120,997,367	$—	$1,226,172	$122,744,323
Value Fund	$84,765	$14,815,730	$481,400,990	$—	$(254,075)	$496,047,410
Growth Fund	$—	$2,602,688	$84,821,776	$—	$(26,463)	$87,398,001
Small-Company Stock Fund	$38,252	$3,313,486	$87,976,725	$—	$(172,076)	$91,156,387
International Equity Fund	$95,090	$—	$17,061,177	$(1,873,522)	$(50,433)	$15,232,312

For Intermediate Bond Fund $75,822 represents losses incurred between November 1st and December 31st and which will reverse the first day of 2020. For International Equity Fund, $1,873,522 represents short-term capital loss carry forwards with no expiration. International Equity Fund utilized $3,301,499 of capital loss carry forwards in 2019.
At December 31, 2019, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:
	Tax Cost	Tax Appreciation	Tax Depreciation	Net Tax Appreciation (Depreciation)
Daily Income Fund	$162,906,036	$—	$—	$—
Short-Term Gov. Securities Fund	$71,293,809	$374,338	$(74,563)	$299,775
Short-Term Bond Fund	$545,773,718	$3,121,029	$(487,439)	$2,633,590
Intermediate Bond Fund	$23,768,729	$125,439	$(45,823)	$79,616
Value Fund	$510,901,859	$483,493,944	$(2,092,954)	$481,400,990
Growth Fund	$158,441,352	$85,965,257	$(1,143,481)	$84,821,776
Small-Company Stock Fund	$246,001,202	$89,522,765	$(1,546,040)	$87,976,725
International Equity Fund	$61,565,512	$18,729,166	$(1,669,967)	$17,059,199

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales. Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.
4.    Investment Transactions
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2019, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$11,525,738	$16,437,768
Short-Term Bond Fund	$231,332,883	$476,909,621
Intermediate Bond Fund	$30,760,364	$17,024,914
Value Fund	$160,622,807	$254,990,800
Growth Fund	$64,066,656	$67,679,772
Small-Company Stock Fund	$154,540,906	$375,015,881
International Equity Fund	$18,954,885	$20,830,269
Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2019, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$154,382,882	$150,356,202
Short-Term Bond Fund	$1,262,176,133	$1,005,832,163
Intermediate Bond Fund	$45,520,482	$36,034,032
5.    Related Parties
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.60% of average daily net assets up to $500 million, 0.50% of average daily net assets up to the next $500 million, and 0.45% of average daily net assets in excess of $1 billion for Intermediate Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund.
T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Harding Loevner LP (“Harding”) is the subadvisor for the International Equity Fund. The subadvisors select, buy, and sell securities under the supervision and oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds. SSGA Funds Management, Inc. ("SSGA FM") served as interim subadvisor to the International Equity Fund from September 7, 2015 until January 8th, 2016. Harding Loevner LP began as subadvisor on January 15, 2016 after a transition period.
RE Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.01% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.
RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.80% of the average daily net assets of the Daily Income, Short-Term Bond, and Intermediate Bond Funds, 0.75% of the average daily net assets of the Short-Term Government Securities and Stock Index Funds, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Equity Fund.
Pursuant to the Expense Limitation Agreement, management fees waived for the period ended December 31, 2019 amounted to $76,510 for Short-Term Government Securities Fund, $49,608 for Intermediate Bond Fund and $227,636 for International Equity Fund. In addition, RE Advisers reimbursed certain expenses to the Intermediate Bond Fund in the amount of $89,423.
On August 14, 2009, RE Advisers voluntarily agreed to waive fees and/or reimburse expenses, to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield (the "temporary waiver"). The temporary waiver continued from 2009 through May 11, 2017.

Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
For the period beginning September 7, 2015 through January 14, 2016, RE Advisers, pursuant to a contractual waiver with the International Equity Fund, waived from the management fee due to it from International Equity Fund the amount equal to the subadvisory fees it would have paid to Mercator Asset Management L.P., the Fund's subadvisor prior to September 7, 2015, less the amount it paid to SSGA FM for subadvisory services during such period.
Under a Deferred Compensation Plan (the “Plan”), Independent Directors or Trustees of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director / Trustee. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director / Trustee's deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director, Trustee and Board meeting expenses on the Statement of Operations.
As of December 31, 2019, certain unaffiliated shareholders of record, including omnibus accounts, held greater than 10% of the net assets of the Funds as follows: there was one such account in the Intermediate Bond Fund accounting for approximately 12% of the outstanding shares and there were two such accounts in the Small-Company Stock Fund accounting for approximately 14% of the outstanding shares each.
6.    Capital Share Transactions
As of December 31, 2019, unlimited shares of $.01 par value capital shares are authorized for Intermediate Bond Fund, 500 million shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund. Transactions in capital shares were as follows:
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2019
In Dollars
Daily Income Fund	$91,086,706	$2,336,618	$93,423,324	$(94,436,803)	$(1,013,479)
Short-Term Government Securities Fund	$4,833,516	$1,424,511	$6,258,027	$(12,570,040)	$(6,312,013)
Short-Term Bond Fund	$56,684,029	$14,583,306	$71,267,335	$(91,304,333)	$(20,036,998)
Intermediate Bond Fund	$23,899,853	$327,117	$24,226,970	$(385,263)	$23,841,707
Stock Index Fund	$17,527,067	$3,303,467	$20,830,534	$(20,978,053)	$(147,519)
Value Fund	$48,837,566	$131,515,248	$180,352,814	$(157,409,343)	$22,943,471
Growth Fund	$36,189,129	$12,427,196	$48,616,325	$(41,645,651)	$6,970,674
Small-Company Stock Fund	$35,434,305	$64,691,901	$100,126,206	$(282,373,522)	$(182,247,316)
International Equity Fund	$5,229,301	$831,804	$6,061,105	$(8,583,771)	$(2,522,666)

In Shares
Daily Income Fund	91,086,706	2,336,618	93,423,324	(94,436,803)	(1,013,479)
Short-Term Government Securities Fund	930,893	273,974	1,204,867	(2,420,838)	(1,215,971)
Short-Term Bond Fund	10,852,517	2,786,212	13,638,729	(17,474,550)	(3,835,821)
Intermediate Bond Fund	4,660,754	63,669	4,724,423	(74,550)	4,649,873
Stock Index Fund	807,251	140,575	947,826	(976,297)	(28,471)
Value Fund	936,620	2,568,734	3,505,354	(3,011,146)	494,208
Growth Fund	3,255,743	1,071,930	4,327,673	(3,749,241)	578,432
Small-Company Stock Fund	1,258,845	2,385,961	3,644,806	(10,027,693)	(6,382,887)
International Equity Fund	638,711	93,043	731,754	(1,045,911)	(314,157)
Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2018
In Dollars
Daily Income Fund	$99,834,828	$1,759,707	$101,594,535	$(111,667,972)	$(10,073,437)
Short-Term Government Securities Fund	$13,050,967	$1,047,397	$14,098,364	$(12,446,847)	$1,651,517
Short-Term Bond Fund	$92,746,007	$11,174,708	$103,920,715	$(90,823,019)	$13,097,696
Stock Index Fund	$19,057,748	$2,608,256	$21,666,004	$(23,439,983)	$(1,773,979)
Value Fund	$92,336,077	$87,189,015	$179,525,092	$(274,079,327)	$(94,554,235)
Growth Fund	$51,575,108	$19,984,976	$71,560,084	$(40,989,389)	$30,570,695
Small-Company Stock Fund	$96,766,231	$120,348,694	$217,114,925	$(671,707,033)	$(454,592,108)
International Equity Fund	$10,465,592	$1,138,797	$11,604,389	$(8,901,703)	$2,702,686

In Shares
Daily Income Fund	99,834,828	1,759,707	101,594,535	(111,667,972)	(10,073,437)
Short-Term Government Securities Fund	2,546,237	204,330	2,750,567	(2,428,212)	322,355
Short-Term Bond Fund	17,930,290	2,160,822	20,091,112	(17,558,653)	2,532,459
Stock Index Fund	926,146	135,267	1,061,413	(1,134,986)	(73,573)
Value Fund	1,675,097	1,843,395	3,518,492	(4,996,418)	(1,477,926)
Growth Fund	4,553,819	2,027,070	6,580,889	(3,662,673)	2,918,216
Small-Company Stock Fund	2,368,470	4,481,052	6,849,522	(16,759,137)	(9,909,615)
International Equity Fund	1,233,468	156,000	1,389,468	(1,049,807)	339,661
7.    Subsequent Events
Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.
8.    Recent Accounting Pronouncements
In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update 2018-13, Fair Value Measurement (Topic 820); Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, intended to improve the effectiveness of the disclosure requirements for fair value measurements. The amendment is affective for fiscal years and interim periods beginning after December 15, 2019. Management is currently evaluating the impact these changes will have on the financial statements and disclosures.
Effective January 1, 2019, the Funds adopted Accounting Standard Update No. 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for the premium on certain callable debt securities to the earliest call date. There was no impact on the financial statements.

Notes to Financial Statements

Shareholder Meeting Results

A special meeting of shareholders of Homestead Funds, Inc. (the “Corporation”) was held on June 27, 2019. The proposals and results of the votes are summarized below.
Election of Directors
	Votes For	Votes Withheld
Julie H. Dellinger	303,181,061.582	8,953,085.411
Judith H. McKinney	303,441,664.942	8,692,482.051
Mark D. Santero	302,667,784.912	9,466,362.081
Peter J. Tonetti	303,456,363.323	8,677,783.670
The other Directors whose term of office continued after the meeting are as follows: James F. Perna, Douglas W. Johnson, Kenneth R. Meyer, Anthony M. Marinello, Sheldon C. Petersen and Mark Rose.
To approve a proposal to authorize RE Advisers Corporation and the Corporation to enter into and materially amend certain investment sub-advisory agreements, with the approval of the Board, but without obtaining additional shareholder approval.
	Votes For	Votes Against	Abstentions	Broker Non- Votes
Daily Income Fund	141,151,229.001	10,068,646.098	3,320,258.712	75,027.760
Short-Term Bond Fund	79,383,080.036	3,324,639.165	1,836,953.091	4,322,240.122
Value Fund	9,084,528.635	2,272,136.708	233,933.144	2,566,240.461
Short-Term Government Securities Fund	11,044,431.996	717,913.770	241,248.074	11,481.206
Stock Index Fund	5,157,867.472	192,415.900	24,331.274	153,614.778
Growth Fund	14,099,682.584	510,747.354	269,710.629	1,803,849.813
International Equity Fund	7,138,682.065	196,465.413	65,994.227	26,633.341
The special meeting of shareholders of the Small-Company Stock Fund (the "Fund"), a series of the Corporation first held on June 27, 2019 was reconvened on July 30, 2019. The proposal and results of the votes are summarized below.
To approve a proposal to authorize RE Advisers Corporation and the Corporation to enter into and materially amend certain investment sub-advisory agreements, with the approval of the Board, but without obtaining additional shareholder approval.
	Votes For	Votes Against	Abstentions	Broker Non- Votes
Small-Company Stock Fund	6,175,007.011	601,135.383	703,731.949	5,527,507.878

Directors, Trustees and Officers
Independent  |  (Unaudited)

Each Director or Trustee serves until their resignation or until their successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Funds’ Directors, Trustees and officers and is available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030.
Name, Address and Date of Birth	Position(s) Held With Homestead Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James F. Perna 12/01/47	Director/Trustee, Chairman of the Board, Member of Audit Committee, Member of Compensation Committee	1990-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Solo Practitioner (attorney) (2008-present)	9	None
Douglas W. Johnson 06/02/55	Director/Trustee, Chairman of Audit Committee, Member of Compensation Committee	2003-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	CEO, Blue Ridge Electric Membership Corporation (1989-present)	9	None
Kenneth R. Meyer 08/11/44	Director/Trustee, Member of Audit Committee, Chairman of Compensation Committee	2005-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Retired (2004-present)	9	None
Anthony M. Marinello 04/13/46	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	1990-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Retired (2004-present)	9	None
Sheldon C. Petersen 02/21/53	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2005-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	CEO, National Rural Utilities Cooperative Finance Corporation (1995-present)	9	None
Mark Rose 04/19/53	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2005-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Consultant, public affairs (2017-present (self-employed)); CEO and General Manager, Bluebonnet Electric Cooperative (2002-2017)	9	None
Peter J. Tonetti 02/11/53	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2010-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Retired (2015-present); Chief Investment Officer, Hamilton College (2008-2015)	9	None
Judy H. McKinney 07/10/50	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2019-present (Homestead Funds, Inc.); 2019-present (Homestead Funds Trust)	Executive Vice President and Manager, Callan LLC (2007-2019)	9	None

                Directors and Officers

Directors, Trustees and Officers
Independent  |  (Unaudited) (Continued)

Julie H. Dellinger 10/04/53	Director/Trustee, Member of Audit Committee, Member of Compensation Committee	2019-present (Homestead Funds, Inc.); 2019-present (Homestead Funds Trust)	Westminster Investment Consultants, CEO (2017- present); Managing Vice President of Investments, ICMARC and Manager, Vantagepoint Investment Advisers, LLC (1998-2017)	9	None
Directors and Officers

Directors and Officers
Interested  |  (Unaudited)

Name, Address and Date of Birth	Position(s) Held With Homestead Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Mark D. Santero (1) 4301 Wilson Boulevard Arlington, VA 22203 05/29/61	Director/Trustee, President and Chief Executive Officer	2018-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	RE Advisers Corporation, President, Chief Executive Officer and Director (2018- present); Chief Executive Officer, The Dreyfus Corporation (2016-2017); Chief Operating Officer, BNY Mellon Investment Management (2014- 2016)	9	Not Applicable
Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22303 02/25/71	Chief Compliance Officer	2005-present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	Chief Compliance Officer, RE Advisers (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Chief Compliance Officer, RE Investment Corporation (2017- Present); Secretary, RE Advisers (2017- 2018); Chief Executive Officer and Director, RE Investment Corporation (2017- 2018); Director, RE Investment Corporation (2016); Vice President and Director, RE Investment Corporation (2015- 2016); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015)	Not Applicable	Not Applicable
Amy M. DiMauro 4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-present (Homestead Funds, Inc,); since inception (Homestead Funds Trust)	Treasurer and Director, RE Investment Corporation (2006- present); Treasurer and Director, RE Advisers Corporation (2010- present); Senior Director, Finance & Accounting—Mutual Funds, NRECA (2014-present); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013- present)	Not Applicable	Not Applicable
John (Jack) Delaney 4301 Wilson Boulevard Arlington, VA 22203 12/19/83	Secretary	2017-present (Homestead Funds, Inc,); since inception (Homestead Funds Trust)	Secretary, RE Advisers (2018-present); Counsel, Securities Compliance, NRECA (2017-Present); Senior Counsel, The Rock Creek Group, LP (2014-2017); Associate Attorney, Ruddy Law Office PLLC (2011-2014)	Not Applicable	Not Applicable
Jennifer (Laurie) Webster 4301 Wilson Boulevard Arlington, VA 22203 06/14/63	Chief Operations Officer	2017-Present (Homestead Funds, Inc.); since inception (Homestead Funds Trust)	President and Director, RE Investment Corporation (2018- present); Chief Operations Officer, RE Investment Corporation (2017- present); Vice President of Operations and Client Services, RE Advisers (2017-present); Chief Operating Officer, Solomon Hess Capital Management (2017-2017); V.P. Investment Operations and Indexing, Calvert Investments (2014-2017)	Not Applicable	Not Applicable
(1)	Mr. Santero is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his affiliation with RE Advisers and its affiliates.

                Directors and Officers

Other Tax Information (Unaudited)

The following information for the year ended December 31, 2019, is included pursuant to provisions of the Internal Revenue Code.
The Funds designate the following percentages of dividends declared from net investment income as qualified dividend income for individuals or as dividends received deduction for corporations:
Fund	Qualified Dividend Income for Individuals	Dividends Received Deduction for Corporations
Daily Income Fund	0%	0%
Short-Term Government Securities Fund	0%	0%
Short-Term Bond Fund	0%	0%
Stock Index Fund	100%	94%
Value Fund	100%	98%
Growth Fund	0%	0%
Small-Company Stock Fund	80%	80%
International Equity Fund	100%	98%
The Funds designate the following amounts as short-term and long-term capital gains distributed during the year ended December 31, 2019.
Fund	Record Date	Distributions of Short-Term Capital Gains	Distributions of Long-Term Capital Gains
Short-Term Government Securities Fund	12/17/2019	$0.0226	$–
Short-Term Bond Fund	12/17/2019	$0.0423	$–
Intermediate Bond Fund	12/17/2019	$0.0427	$–
Stock Index Fund	12/17/2019	$0.0022	$0.0703
Value Fund	6/27/2019	$–	$0.4263
Value Fund	12/17/2019	$–	$6.6300
Growth Fund	6/27/2019	$–	$0.0947
Growth Fund	12/17/2019	$–	$0.5361
Small-Company Stock Fund	6/27/2019	$–	$2.9227
Small-Company Stock Fund	12/17/2019		$1.8135
The International Equity Fund designates $0.019185 per share as foreign taxes paid and $0.080427 per share as income earned from foreign sources.
Other Tax Information

Portfolio of Investments
S&P 500 Index Master Portfolio  |  December 31, 2019

Common Stocks | 98.6% of net assets
	Shares	Value
Aerospace & Defense | 2.4%
Arconic, Inc.	327,315	$10,071,483
Boeing Co.	457,205	148,939,101
General Dynamics Corp.	200,393	35,339,305
Huntington Ingalls Industries, Inc.	34,816	8,734,638
L3Harris Technologies, Inc.	189,043	37,405,938
Lockheed Martin Corp.	212,266	82,652,135
Northrop Grumman Corp.	134,032	46,102,987
Raytheon Co.	238,140	52,328,884
Textron, Inc.	195,208	8,706,277
TransDigm Group, Inc.	42,586	23,848,160
United Technologies Corp.	693,790	103,901,990
Total Aerospace & Defense		558,030,898
Air Freight & Logistics | 0.5%
C.H. Robinson Worldwide, Inc.	115,658	9,044,455
Expeditors International of Washington, Inc.	145,632	11,362,209
FedEx Corp.	205,267	31,038,423
United Parcel Service, Inc., Class B	599,247	70,147,854
Total Air Freight & Logistics		121,592,941
Airlines | 0.4%
Alaska Air Group, Inc.	104,278	7,064,834
American Airlines Group, Inc.	333,289	9,558,729
Delta Air Lines, Inc.	492,223	28,785,201
Southwest Airlines Co.	405,266	21,876,259
United Airlines Holdings, Inc. (a)	185,099	16,305,371
Total Airlines		83,590,394
Auto Components | 0.1%
Aptiv PLC	218,308	20,732,711
BorgWarner, Inc.	176,581	7,660,084
Total Auto Components		28,392,795
Automobiles | 0.3%
Ford Motor Co.	3,329,973	30,968,749
General Motors Co.	1,075,199	39,352,284
Harley-Davidson, Inc.	133,402	4,961,220
Total Automobiles		75,282,253
Banks | 5.6%
Bank of America Corp.	6,922,909	243,824,855
Citigroup, Inc.	1,866,948	149,150,476
Citizens Financial Group, Inc.	374,540	15,210,070
Comerica, Inc.	123,273	8,844,838
Fifth Third Bancorp	611,953	18,811,435
First Republic Bank (b)	144,111	16,925,837
Huntington Bancshares, Inc.	884,212	13,333,917
JPMorgan Chase & Co.	2,682,150	373,891,710
KeyCorp	840,464	17,010,991
M&T Bank Corp.	113,343	19,239,974
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Banks | 5.6% (Continued)
People's United Financial, Inc.	379,790	$6,418,451
PNC Financial Services Group, Inc.	374,698	59,813,042
Regions Financial Corp.	833,745	14,307,064
SVB Financial Group (a)(b)	44,213	11,099,232
Truist Financial Corp.	1,146,804	64,588,001
U.S. Bancorp	1,215,411	72,061,718
Wells Fargo & Co.	3,291,211	177,067,152
Zions Bancorp. NA	145,771	7,568,430
Total Banks		1,289,167,193
Beverages | 1.8%
Brown-Forman Corp., Class B (b)	156,572	10,584,267
Coca-Cola Co.	3,297,475	182,515,241
Constellation Brands, Inc., Class A	143,235	27,178,841
Molson Coors Brewing Co., Class B	161,725	8,716,978
Monster Beverage Corp. (a)	324,637	20,630,681
PepsiCo, Inc.	1,192,444	162,971,322
Total Beverages		412,597,330
Biotechnology | 2.0%
AbbVie, Inc.	1,264,606	111,968,215
Alexion Pharmaceuticals, Inc. (a)	189,913	20,539,091
Amgen, Inc.	508,114	122,491,042
Biogen, Inc. (a)	154,517	45,849,830
Gilead Sciences, Inc.	1,081,883	70,300,757
Incyte Corp. (a)(b)	152,882	13,349,656
Regeneron Pharmaceuticals, Inc. (a)(b)	68,310	25,649,039
Vertex Pharmaceuticals, Inc. (a)	219,901	48,147,324
Total Biotechnology		458,294,954
Building Products | 0.3%
Allegion PLC	79,458	9,895,700
AO Smith Corp.	116,550	5,552,442
Fortune Brands Home & Security, Inc.	118,250	7,726,455
Johnson Controls International PLC	659,676	26,855,410
Masco Corp.	243,172	11,669,824
Total Building Products		61,699,831
Capital Markets | 2.6%
Ameriprise Financial, Inc.	108,343	18,047,777
Bank of New York Mellon Corp.	718,627	36,168,497
BlackRock, Inc. (c)	100,848	50,696,290
Cboe Global Markets, Inc.	95,502	11,460,240
Charles Schwab Corp.	979,258	46,573,510
CME Group, Inc.	306,451	61,510,845
E*Trade Financial Corp.	193,191	8,765,076
Franklin Resources, Inc.	241,326	6,269,649

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2019  |  (Continued)
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Capital Markets | 2.6% (Continued)
Goldman Sachs Group, Inc.	272,516	$62,659,604
Intercontinental Exchange, Inc.	476,188	44,071,199
Invesco Ltd.	327,515	5,888,720
MarketAxess Holdings, Inc. (b)	32,431	12,294,916
Moody's Corp.	138,848	32,963,904
Morgan Stanley	1,052,280	53,792,554
MSCI, Inc.	72,437	18,701,785
Nasdaq, Inc.	97,151	10,404,872
Northern Trust Corp.	181,190	19,249,626
Raymond James Financial, Inc.	105,579	9,445,097
S&P Global, Inc.	208,997	57,066,631
State Street Corp.	312,123	24,688,929
T. Rowe Price Group, Inc.	199,828	24,347,043
Total Capital Markets		615,066,764
Chemicals | 1.9%
Air Products & Chemicals, Inc.	188,503	44,296,320
Albemarle Corp.	90,674	6,622,829
Celanese Corp.	103,779	12,777,270
CF Industries Holdings, Inc.	183,499	8,760,242
Corteva, Inc. (a)	639,991	18,918,134
Dow Inc.	634,087	34,703,582
DuPont de Nemours, Inc.	633,497	40,670,507
Eastman Chemical Co.	114,764	9,096,195
Ecolab, Inc.	214,447	41,386,127
FMC Corp.	109,532	10,933,484
International Flavors & Fragrances, Inc.	91,710	11,832,424
Linde PLC	459,363	97,798,383
LyondellBasell Industries NV, Class A	219,538	20,741,950
Mosaic Co. (b)	301,320	6,520,565
PPG Industries, Inc.	202,210	26,993,013
Sherwin-Williams Co.	70,254	40,996,019
Total Chemicals		433,047,044
Commercial Services & Supplies | 0.4%
Cintas Corp. (b)	71,691	19,290,614
Copart, Inc. (a)(b)	174,928	15,907,952
Republic Services, Inc.	180,124	16,144,514
Rollins, Inc.	120,824	4,006,524
Waste Management, Inc.	333,765	38,035,860
Total Commercial Services & Supplies		93,385,464
Communications Equipment | 1.0%
Arista Networks, Inc. (a)(b)	45,858	9,327,517
Cisco Systems, Inc.	3,627,750	173,986,890
F5 Networks, Inc. (a)	51,988	7,260,124
Juniper Networks, Inc.	290,641	7,158,488
Motorola Solutions, Inc.	146,517	23,609,750
Total Communications Equipment		221,342,769
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Construction & Engineering | 0.1%
Jacobs Engineering Group, Inc.	116,069	$10,426,478
Quanta Services, Inc.	121,753	4,956,565
Total Construction & Engineering		15,383,043
Construction Materials | 0.1%
Martin Marietta Materials, Inc. (b)	53,447	14,945,919
Vulcan Materials Co.	113,183	16,297,220
Total Construction Materials		31,243,139
Consumer Finance | 0.7%
American Express Co.	573,787	71,430,744
Capital One Financial Corp.	398,259	40,984,834
Discover Financial Services	268,061	22,736,934
Synchrony Financial	511,323	18,412,741
Total Consumer Finance		153,565,253
Containers & Packaging | 0.3%
Amcor PLC (a)	1,385,456	15,018,343
Avery Dennison Corp.	70,531	9,226,865
Ball Corp. (b)	278,130	17,986,667
International Paper Co.	335,316	15,441,302
Packaging Corp. of America	81,400	9,115,986
Sealed Air Corp.	133,968	5,335,946
WestRock Co.	221,545	9,506,496
Total Containers & Packaging		81,631,605
Distributors | 0.1%
Genuine Parts Co.	124,507	13,226,379
LKQ Corp. (a)	263,623	9,411,341
Total Distributors		22,637,720
Diversified Consumer Services | 0.0%
H&R Block, Inc.	171,262	4,021,232
Total Diversified Consumer Services		4,021,232
Diversified Financial Services | 1.6%
Berkshire Hathaway, Inc., Class B (a)(b)	1,672,696	378,865,644
Total Diversified Financial Services		378,865,644
Diversified Telecommunication Services | 2.0%
AT&T, Inc.	6,246,835	244,126,312
CenturyLink, Inc.	839,468	11,089,372
Verizon Communications, Inc.	3,536,695	217,153,073
Total Diversified Telecommunication Services		472,368,757

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2019  |  (Continued)
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Electric Utilities | 2.0%
Alliant Energy Corp.	205,536	$11,246,930
American Electric Power Co., Inc.	422,401	39,921,119
Duke Energy Corp.	623,429	56,862,959
Edison International	306,656	23,124,929
Entergy Corp.	170,261	20,397,268
Evergy, Inc.	194,890	12,685,390
Eversource Energy	276,863	23,552,735
Exelon Corp.	831,294	37,898,693
FirstEnergy Corp.	462,045	22,455,387
NextEra Energy, Inc.	417,974	101,216,584
Pinnacle West Capital Corp.	96,814	8,706,483
PPL Corp.	618,298	22,184,532
Southern Co.	896,820	57,127,434
Xcel Energy, Inc.	448,428	28,470,694
Total Electric Utilities		465,851,137
Electrical Equipment | 0.5%
AMETEK, Inc. (b)	195,480	19,497,175
Eaton Corp. PLC	354,242	33,553,802
Emerson Electric Co.	520,915	39,724,978
Rockwell Automation, Inc.	99,131	20,090,880
Total Electrical Equipment		112,866,835
Electronic Equipment, Instruments & Components | 0.6%
Amphenol Corp., Class A	253,544	27,441,067
CDW Corp.	122,868	17,550,465
Corning, Inc.	654,158	19,042,539
FLIR Systems, Inc.	113,633	5,916,870
IPG Photonics Corp. (a)(b)	29,995	4,346,875
Keysight Technologies, Inc. (a)(b)	160,406	16,462,468
TE Connectivity Ltd.	286,025	27,412,636
Zebra Technologies Corp. (a)	46,110	11,778,339
Total Electronic Equipment, Instruments & Components		129,951,259
Energy Equipment & Services | 0.4%
Baker Hughes a GE Co.	555,732	14,243,411
Halliburton Co.	750,650	18,368,405
Helmerich & Payne, Inc.	90,592	4,115,595
National Oilwell Varco, Inc.	326,024	8,166,901
Schlumberger Ltd.	1,183,853	47,590,891
TechnipFMC PLC	362,703	7,776,352
Total Energy Equipment & Services		100,261,555
Entertainment | 0.9%
Activision Blizzard, Inc.	656,974	39,037,395
Electronic Arts Inc. (a)	249,684	26,843,527
Live Nation Entertainment, Inc. (a)	120,504	8,612,421
Netflix, Inc. (a)	374,768	121,263,682
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Entertainment | 0.9% (Continued)
Take-Two Interactive Software, Inc. (a)	96,784	$11,849,265
Total Entertainment		207,606,290
Equity Real Estate Investment Trusts (REITs) | 2.8%
Alexandria Real Estate Equities, Inc.	98,471	15,910,944
American Tower Corp.	378,778	87,050,760
Apartment Investment & Management Co., Class A	128,731	6,648,956
AvalonBay Communities, Inc.	119,431	25,044,681
Boston Properties, Inc.	121,980	16,816,163
Crown Castle International Corp.	355,542	50,540,295
Digital Realty Trust, Inc.	178,486	21,371,914
Duke Realty Corp.	314,327	10,897,717
Equinix, Inc.	72,926	42,566,906
Equity Residential	299,340	24,222,593
Essex Property Trust, Inc.	56,510	17,001,598
Extra Space Storage, Inc.	110,751	11,697,521
Federal Realty Investment Trust	61,405	7,904,666
Healthpeak Properties, Inc.	423,257	14,589,669
Host Hotels & Resorts, Inc.	607,358	11,266,491
Iron Mountain, Inc.	245,549	7,825,647
Kimco Realty Corp.	361,070	7,477,760
Mid-America Apartment Communities, Inc.	97,543	12,862,020
Prologis, Inc.	540,236	48,156,637
Public Storage	128,464	27,357,693
Realty Income Corp.	278,708	20,521,270
Regency Centers Corp.	143,993	9,084,518
SBA Communications Corp.	96,290	23,204,927
Simon Property Group, Inc.	262,411	39,088,742
SL Green Realty Corp.	70,082	6,439,134
UDR, Inc.	250,603	11,703,160
Ventas, Inc.	318,743	18,404,221
Vornado Realty Trust	135,460	9,008,090
Welltower, Inc.	346,982	28,376,188
Weyerhaeuser Co.	637,205	19,243,591
Total Equity Real Estate Investment Trusts (REITs)		652,284,472
Food & Staples Retailing | 1.5%
Costco Wholesale Corp.	377,789	111,039,743
Kroger Co.	685,826	19,882,096
Sysco Corp.	436,318	37,322,642
Walgreens Boots Alliance, Inc.	641,132	37,801,142
Walmart, Inc.	1,213,098	144,164,566
Total Food & Staples Retailing		350,210,189
Food Products | 1.1%
Archer-Daniels-Midland Co.	476,047	22,064,779
Campbell Soup Co.	143,388	7,086,235
Conagra Brands, Inc.	416,160	14,249,318

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2019  |  (Continued)
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Food Products | 1.1% (Continued)
General Mills, Inc.	516,845	$27,682,218
Hershey Co.	126,825	18,640,739
Hormel Foods Corp.	237,784	10,726,436
J.M. Smucker Co.	97,733	10,176,937
Kellogg Co.	212,930	14,726,239
Kraft Heinz Co.	532,578	17,111,731
Lamb Weston Holdings, Inc.	124,905	10,745,577
McCormick & Co., Inc.	105,670	17,935,369
Mondelez International, Inc., Class A	1,231,258	67,817,691
Tyson Foods, Inc., Class A	252,425	22,980,772
Total Food Products		261,944,041
Gas Utilities | 0.0%
Atmos Energy Corp.	102,056	11,415,984
Total Gas Utilities		11,415,984
Health Care Equipment & Supplies | 3.5%
Abbott Laboratories	1,511,382	131,278,641
ABIOMED, Inc. (a)	38,162	6,510,056
Align Technology, Inc. (a)	60,889	16,990,467
Baxter International, Inc.	436,599	36,508,408
Becton, Dickinson & Co.	231,283	62,902,037
Boston Scientific Corp. (a)(b)	1,191,922	53,898,713
Cooper Cos., Inc.	42,393	13,620,447
Danaher Corp.	534,857	82,089,852
DENTSPLY SIRONA, Inc.	191,806	10,854,302
Edwards Lifesciences Corp. (a)	178,358	41,609,138
Hologic, Inc. (a)	229,303	11,971,910
IDEXX Laboratories, Inc. (a)	73,357	19,155,713
Intuitive Surgical, Inc. (a)	98,833	58,425,128
Medtronic PLC	1,146,218	130,038,432
ResMed, Inc.	122,958	19,054,801
STERIS PLC	72,502	11,050,755
Stryker Corp.	275,343	57,805,509
Teleflex, Inc. (b)	39,590	14,903,260
Varian Medical Systems, Inc. (a)	77,926	11,066,271
Zimmer Biomet Holdings, Inc.	175,890	26,327,215
Total Health Care Equipment & Supplies		816,061,055
Health Care Providers & Services | 2.8%
AmerisourceBergen Corp.	127,499	10,839,965
Anthem, Inc.	216,834	65,490,373
Cardinal Health, Inc.	249,757	12,632,709
Centene Corp. (a)	353,856	22,246,927
Cigna Corp.	319,333	65,300,405
CVS Health Corp.	1,112,513	82,648,591
DaVita, Inc. (a)(b)	76,688	5,753,901
HCA Healthcare, Inc.	226,236	33,439,943
Henry Schein, Inc. (a)(b)	124,314	8,294,230
Humana Inc.	113,168	41,478,335
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Health Care Providers & Services | 2.8% (Continued)
Laboratory Corp. of America Holdings (a)	83,386	$14,106,410
McKesson Corp.	154,900	21,425,768
Quest Diagnostics, Inc.	115,185	12,300,606
UnitedHealth Group, Inc.	810,177	238,175,834
Universal Health Services, Inc., Class B	69,185	9,925,280
WellCare Health Plans, Inc. (a)	43,014	14,203,653
Total Health Care Providers & Services		658,262,930
Health Care Technology | 0.1%
Cerner Corp.	266,769	19,578,177
Total Health Care Technology		19,578,177
Hotels, Restaurants & Leisure | 1.8%
Carnival Corp.	342,538	17,411,207
Chipotle Mexican Grill, Inc. (a)	21,867	18,305,084
Darden Restaurants, Inc.	104,842	11,428,826
Hilton Worldwide Holdings, Inc.	241,409	26,774,672
Las Vegas Sands Corp.	288,985	19,951,524
Marriott International, Inc., Class A	232,050	35,139,332
McDonald's Corp.	644,004	127,261,630
MGM Resorts International	436,817	14,532,902
Norwegian Cruise Line Holdings Ltd. (a)	182,061	10,634,183
Royal Caribbean Cruises Ltd.	146,997	19,625,569
Starbucks Corp.	1,009,926	88,792,694
Wynn Resorts, Ltd.	81,809	11,360,816
Yum! Brands, Inc.	258,649	26,053,714
Total Hotels, Restaurants & Leisure		427,272,153
Household Durables | 0.4%
D.R. Horton, Inc.	286,755	15,126,326
Garmin Ltd.	123,550	12,053,538
Leggett & Platt, Inc.	110,137	5,598,264
Lennar Corp., Class A	238,254	13,292,191
Mohawk Industries, Inc. (a)(b)	50,377	6,870,415
Newell Brands, Inc.	319,095	6,133,006
NVR, Inc. (a)	2,970	11,310,978
PulteGroup, Inc.	215,939	8,378,433
Whirlpool Corp.	53,219	7,851,399
Total Household Durables		86,614,550
Household Products | 1.7%
Church & Dwight Co., Inc.	210,296	14,792,221
Clorox Co.	107,323	16,478,373
Colgate-Palmolive Co.	732,897	50,452,629
Kimberly-Clark Corp.	293,149	40,322,645
Procter & Gamble Co.	2,132,571	266,358,118
Total Household Products		388,403,986

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2019  |  (Continued)
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Independent Power and Renewable Electricity Producers | 0.1%
AES Corp.	568,095	$11,305,090
NRG Energy, Inc.	211,937	8,424,496
Total Independent Power and Renewable Electricity Producers		19,729,586
Industrial Conglomerates | 1.3%
3M Co.	491,752	86,754,888
General Electric Co.	7,468,451	83,347,913
Honeywell International, Inc.	611,029	108,152,133
Roper Technologies, Inc.	88,985	31,521,157
Total Industrial Conglomerates		309,776,091
Insurance | 2.3%
Aflac, Inc.	627,692	33,204,907
Allstate Corp.	275,775	31,010,899
American International Group, Inc.	743,935	38,186,184
Aon PLC	200,221	41,704,032
Arthur J Gallagher & Co.	159,504	15,189,566
Assurant, Inc.	52,112	6,830,841
Chubb Ltd.	387,553	60,326,500
Cincinnati Financial Corp.	129,928	13,661,929
Everest Re Group Ltd.	34,875	9,654,795
Globe Life, Inc.	85,194	8,966,668
Hartford Financial Services Group, Inc.	308,212	18,730,043
Lincoln National Corp.	169,602	10,008,214
Loews Corp. (b)	219,232	11,507,488
Marsh & McLennan Cos., Inc.	431,564	48,080,545
MetLife, Inc.	666,820	33,987,815
Principal Financial Group, Inc.	221,337	12,173,535
Progressive Corp.	499,943	36,190,874
Prudential Financial, Inc.	343,768	32,224,812
Travelers Cos., Inc.	220,724	30,228,152
Unum Group	173,973	5,073,053
W.R. Berkley Corp.	124,448	8,599,357
Willis Towers Watson PLC	109,948	22,202,899
Total Insurance		527,743,108
Interactive Media & Services | 4.9%
Alphabet, Inc., Class C (a)	255,594	341,734,290
Alphabet, Inc., Class A (a)	256,225	343,185,203
Facebook, Inc., Class A (a)	2,057,879	422,379,664
Twitter, Inc. (a)	663,898	21,277,931
Total Interactive Media & Services		1,128,577,088
Internet & Direct Marketing Retail | 3.3%
Amazon.com, Inc. (a)	356,142	658,093,433
Booking Holdings, Inc. (a)(b)	35,793	73,509,158
eBay, Inc.	653,941	23,613,810
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Internet & Direct Marketing Retail | 3.3% (Continued)
Expedia Group, Inc.	119,502	$12,922,946
Total Internet & Direct Marketing Retail		768,139,347
IT Services | 5.3%
Accenture PLC, Class A	543,071	114,354,460
Akamai Technologies, Inc. (a)(b)	138,211	11,938,666
Alliance Data Systems Corp.	34,374	3,856,763
Automatic Data Processing, Inc.	370,020	63,088,410
Broadridge Financial Solutions, Inc.	98,039	12,111,738
Cognizant Technology Solutions Corp., Class A	468,248	29,040,741
DXC Technology Co.	220,706	8,296,339
Fidelity National Information Services, Inc.	525,572	73,101,809
Fiserv, Inc. (a)	488,383	56,471,726
FleetCor Technologies, Inc. (a)	74,210	21,351,701
Gartner, Inc. (a)(b)	76,998	11,865,392
Global Payments, Inc.	257,012	46,920,111
International Business Machines Corp.	757,348	101,514,926
Jack Henry & Associates, Inc.	65,792	9,583,921
Leidos Holdings Inc.	113,726	11,132,638
Mastercard, Inc., Class A	759,138	226,671,015
Paychex, Inc.	272,424	23,172,385
PayPal Holdings, Inc. (a)	1,004,105	108,614,038
VeriSign, Inc. (a)	88,454	17,043,317
Visa Inc., Class A	1,463,870	275,061,173
Western Union Co.	355,433	9,518,496
Total IT Services		1,234,709,765
Leisure Products | 0.0%
Hasbro, Inc.	108,821	11,492,586
Total Leisure Products		11,492,586
Life Sciences Tools & Services | 1.0%
Agilent Technologies, Inc.	264,640	22,576,438
Illumina, Inc. (a)	125,706	41,701,709
IQVIA Holdings, Inc. (a)	154,315	23,843,211
Mettler-Toledo International, Inc. (a)	20,929	16,602,557
PerkinElmer, Inc. (b)	95,779	9,300,141
Thermo Fisher Scientific, Inc. (b)	342,905	111,399,547
Waters Corp. (a)(b)	55,926	13,067,110
Total Life Sciences Tools & Services		238,490,713
Machinery | 1.6%
Caterpillar, Inc.	472,837	69,828,568
Cummins, Inc.	132,183	23,655,470
Deere & Co.	269,262	46,652,334
Dover Corp.	124,224	14,318,058

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2019  |  (Continued)
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Machinery | 1.6% (Continued)
Flowserve Corp.	112,148	$5,581,606
Fortive Corp.	252,702	19,303,906
IDEX Corp.	65,042	11,187,224
Illinois Tool Works, Inc.	250,112	44,927,618
Ingersoll-Rand PLC	204,890	27,233,979
PACCAR Inc.	295,772	23,395,565
Parker-Hannifin Corp.	109,856	22,610,562
Pentair PLC	140,780	6,457,579
Snap-on, Inc.	46,909	7,946,385
Stanley Black & Decker, Inc.	129,992	21,544,874
Wabtec Corp.	154,199	11,996,682
Xylem, Inc.	153,994	12,133,187
Total Machinery		368,773,597
Media | 2.4%
Charter Communications, Inc., Class A (a)(b)	134,078	65,038,556
Comcast Corp., Class A	3,882,193	174,582,219
Discovery, Inc., Class A (a)(b)	134,754	4,411,846
Discovery, Inc., Class C (a)(b)	286,831	8,745,477
DISH Network Corp., Class A (a)	218,051	7,734,269
Fox Corp., Class A	303,158	11,238,067
Fox Corp., Class B (a)	133,124	4,845,714
Interpublic Group of Cos., Inc.	327,050	7,554,855
News Corp., Class A	332,273	4,698,340
News Corp., Class B	95,128	1,380,307
Omnicom Group, Inc.	186,192	15,085,276
ViacomCBS, Inc.	462,120	19,395,176
Walt Disney Co. (b)	1,541,312	222,919,955
Total Media		547,630,057
Metals & Mining | 0.3%
Freeport-McMoRan, Inc.	1,240,742	16,278,535
Newmont Mining Corp.	701,081	30,461,969
Nucor Corp.	259,293	14,593,010
Total Metals & Mining		61,333,514
Multi-Utilities | 1.0%
Ameren Corp.	210,391	16,158,029
CenterPoint Energy, Inc.	429,490	11,712,192
CMS Energy Corp.	242,726	15,252,902
Consolidated Edison, Inc.	284,276	25,718,450
Dominion Energy, Inc.	703,864	58,294,016
DTE Energy Co.	164,278	21,334,784
NiSource, Inc.	321,488	8,950,226
Public Service Enterprise Group, Inc.	432,469	25,537,294
Sempra Energy	241,062	36,516,072
WEC Energy Group, Inc.	269,744	24,878,489
Total Multi-Utilities		244,352,454
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Multiline Retail | 0.5%
Dollar General Corp.	217,720	$33,959,966
Dollar Tree, Inc. (a)	202,380	19,033,839
Kohl's Corp.	132,816	6,766,975
Macy's, Inc.	267,347	4,544,899
Nordstrom, Inc.	88,174	3,608,962
Target Corp.	433,334	55,557,752
Total Multiline Retail		123,472,393
Oil, Gas & Consumable Fuels | 3.9%
Apache Corp.	317,469	8,124,032
Cabot Oil & Gas Corp.	349,750	6,089,148
Chevron Corp.	1,616,970	194,861,055
Cimarex Energy Co.	87,062	4,569,884
Concho Resources Inc.	171,909	15,054,071
ConocoPhillips	938,324	61,019,210
Devon Energy Corp.	330,941	8,594,538
Diamondback Energy, Inc.	136,845	12,707,427
EOG Resources, Inc.	497,493	41,670,014
Exxon Mobil Corp.	3,618,209	252,478,624
Hess Corp.	221,483	14,797,279
HollyFrontier Corp.	129,331	6,558,375
Kinder Morgan, Inc.	1,665,711	35,263,102
Marathon Oil Corp.	684,055	9,289,467
Marathon Petroleum Corp.	555,265	33,454,716
Noble Energy, Inc.	412,314	10,241,880
Occidental Petroleum Corp.	763,916	31,480,978
ONEOK, Inc.	353,248	26,730,276
Phillips 66	379,991	42,334,797
Pioneer Natural Resources Co.	141,652	21,441,863
Valero Energy Corp.	351,168	32,886,883
Williams Cos., Inc.	1,036,478	24,585,258
Total Oil, Gas & Consumable Fuels		894,232,877
Personal Products | 0.2%
Coty, Inc., Class A	246,388	2,771,865
Estee Lauder Cos., Inc., Class A (b)	190,313	39,307,247
Total Personal Products		42,079,112
Pharmaceuticals | 4.6%
Allergan PLC	280,724	53,666,007
Bristol-Myers Squibb Co.	2,004,618	128,676,429
Eli Lilly & Co.	722,525	94,961,461
Johnson & Johnson	2,250,632	328,299,690
Merck & Co., Inc.	2,177,186	198,015,066
Mylan NV (a)	441,369	8,871,517
Perrigo Co. PLC	116,394	6,012,914
Pfizer, Inc.	4,732,477	185,418,449
Zoetis, Inc.	407,305	53,906,817
Total Pharmaceuticals		1,057,828,350
Professional Services | 0.3%
Equifax, Inc.	103,544	14,508,585

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2019  |  (Continued)
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Professional Services | 0.3% (Continued)
IHS Markit Ltd. (a)(b)	342,903	$25,837,741
Nielsen Holdings PLC	301,186	6,114,076
Robert Half International, Inc.	98,758	6,236,568
Verisk Analytics, Inc. (b)	140,133	20,927,462
Total Professional Services		73,624,432
Real Estate Management & Development | 0.1%
CBRE Group, Inc., Class A (a)	286,262	17,544,998
Total Real Estate Management & Development		17,544,998
Road & Rail | 1.0%
CSX Corp.	664,992	48,118,821
J.B. Hunt Transport Services, Inc.	73,282	8,557,872
Kansas City Southern (b)	84,265	12,906,027
Norfolk Southern Corp.	222,977	43,286,525
Old Dominion Freight Line, Inc.	54,811	10,402,032
Union Pacific Corp.	593,642	107,324,537
Total Road & Rail		230,595,814
Semiconductors & Semiconductor Equipment | 4.2%
Advanced Micro Devices, Inc. (a)	952,313	43,673,074
Analog Devices, Inc.	314,952	37,428,896
Applied Materials, Inc.	789,944	48,218,182
Broadcom, Inc.	339,211	107,197,460
Intel Corp.	3,719,881	222,634,878
KLA-Tencor Corp.	134,937	24,041,725
Lam Research Corp.	124,064	36,276,314
Maxim Integrated Products, Inc.	231,410	14,234,029
Microchip Technology, Inc.	204,361	21,400,684
Micron Technology, Inc. (a)	946,689	50,912,934
NVIDIA Corp.	523,349	123,144,020
Qorvo, Inc. (a)	99,482	11,562,793
QUALCOMM, Inc.	976,443	86,151,566
Skyworks Solutions, Inc.	145,792	17,623,337
Texas Instruments, Inc.	799,368	102,550,921
Xilinx, Inc.	215,041	21,024,558
Total Semiconductors & Semiconductor Equipment		968,075,371
Software | 7.0%
Adobe, Inc. (a)	413,958	136,527,488
ANSYS, Inc. (a)(b)	73,184	18,838,294
Autodesk, Inc. (a)	188,160	34,519,834
Cadence Design Systems, Inc. (a)	239,948	16,642,793
Citrix Systems, Inc.	104,676	11,608,568
Fortinet, Inc. (a)	121,395	12,960,130
Intuit, Inc.	222,600	58,305,618
Microsoft Corp.	6,523,736	1,028,793,167
NortonLifeLock, Inc.	490,329	12,513,196
Oracle Corp.	1,852,639	98,152,814
salesforce.com, Inc. (a)	758,514	123,364,717
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Software | 7.0% (Continued)
ServiceNow, Inc. (a)(b)	161,280	$45,532,570
Synopsys, Inc. (a)	128,555	17,894,856
Total Software		1,615,654,045
Specialty Retail | 2.2%
Advance Auto Parts, Inc.	59,306	9,498,449
AutoZone, Inc. (a)	20,549	24,480,229
Best Buy Co., Inc.	194,308	17,060,242
CarMax, Inc. (a)	141,009	12,362,259
Gap, Inc.	180,058	3,183,425
Home Depot, Inc.	932,819	203,709,013
L Brands, Inc.	200,125	3,626,265
Lowe's Cos., Inc.	655,447	78,496,333
O'Reilly Automotive, Inc. (a)(b)	64,699	28,354,984
Ross Stores, Inc.	309,332	36,012,432
Tiffany & Co.	92,777	12,399,646
TJX Cos., Inc.	1,037,007	63,319,647
Tractor Supply Co.	101,563	9,490,047
Ulta Salon Cosmetics & Fragrance, Inc. (a)(b)	49,300	12,479,802
Total Specialty Retail		514,472,773
Technology Hardware, Storage & Peripherals | 4.9%
Apple, Inc.	3,571,658	1,048,817,372
Hewlett Packard Enterprise Co.	1,097,787	17,410,902
HP, Inc.	1,267,251	26,042,008
NetApp, Inc.	195,166	12,149,083
Seagate Technology PLC	198,698	11,822,531
Western Digital Corp.	254,324	16,141,944
Xerox Holdings Corp. (a)	160,203	5,906,685
Total Technology Hardware, Storage & Peripherals		1,138,290,525
Textiles, Apparel & Luxury Goods | 0.7%
Capri Holdings Ltd. (a)(b)	130,344	4,972,623
Hanesbrands, Inc.	313,302	4,652,535
NIKE, Inc., Class B	1,065,535	107,949,351
PVH Corp. (a)	63,061	6,630,864
Ralph Lauren Corp.	42,619	4,995,799
Tapestry, Inc.	237,843	6,414,626
Under Armour, Inc., Class A (a)(b)	164,871	3,561,214
Under Armour, Inc., Class C (a)(b)	169,421	3,249,495
VF Corp.	280,049	27,909,683
Total Textiles, Apparel & Luxury Goods		170,336,190
Tobacco | 0.8%
Altria Group, Inc.	1,597,520	79,732,223
Philip Morris International, Inc.	1,330,499	113,212,160
Total Tobacco		192,944,383

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2019  |  (Continued)
Common Stocks | 98.6% of net assets (Continued)
	Shares	Value
Trading Companies & Distributors | 0.2%
Fastenal Co.	490,449	$18,122,090
United Rentals, Inc. (a)(b)	64,479	10,753,163
W.W. Grainger, Inc.	37,030	12,535,396
Total Trading Companies & Distributors		41,410,649
Water Utilities | 0.1%
American Water Works Co., Inc.	154,590	18,991,381
Total Water Utilities		18,991,381
Wireless Telecommunication Services | 0.1%
T-Mobile US, Inc. (a)	270,707	21,228,843
Total Wireless Telecommunication Services		21,228,843
Total Common Stocks
(Cost $13,108,218,270)		22,881,321,678

Investment Companies | 0.4% of net assets

iShares Core S&P 500 ETF (c)	292,674	$94,603,944
Total Investment Companies
(Cost $88,157,092)		94,603,944
Total Long-Term Investments
(Cost $13,196,375,362)		22,975,925,622

Short-Term Securities | 1.5% of net assets
	Shares	Value
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.84% (c)(d)(e)	139,348,114	$139,403,854
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.52% (c)(d)(e)	215,380,072	215,380,072
Total Short-Term Securities
(Cost $354,767,438)		354,783,926
Total Investments
(Cost $13,551,142,800) | 100.5%		23,330,709,548
Liabilities in Excess of Other Assets | (0.5)%		(122,751,203)
Net Assets | 100.0%		$23,207,958,345

(a)	Non-income producing.
(b)	Security, or a portion of security, is on loan.
(c)	During the period ended December 31, 2019, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares Held at December 31, 2018	Shares Purchased	Shares Sold	Shares Held at December 31, 2019	Value at December 31, 2019	Income	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares[2]	118,748,723	20,599,391	—	139,348,114	139,403,854	$679,409[3]	$13,818	$13,652
BlackRock Cash Funds: Treasury, SL Agency Shares[2]	479,801,017	—	(264,420,945)	215,380,072	215,380,072	5,105,161	—	—
BlackRock, Inc.	98,827	4,735	(2,714)	100,848	50,696,290	1,290,152	(361,626)	11,125,951
iShares Core S&P 500 ETF	—	292,674	—	292,674	94,603,944	647,089	—	6,446,852
Total					$500,084,160	$7,721,811	$(347,808)	$17,586,455
[1]	Includes net capital gain distributions, if applicable.
[2]	Represents net shares purchased (sold).
[3]	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.
(d)	7-day yield at December 31, 2019.
The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2019  |  (Continued)
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End - Futures Contracts
Contracts Long	Issue	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1,479	S&P 500 E-Mini Index	March 2020	$238,940	$2,345,486
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets-Derivative Financial Instruments	Commodity Contracts	Credit Contract	Equity Contracts	Foriegn Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts net unrealized appreciation[1]	—	—	$2,345,486	—	—	—	$2,345,486
[1]	Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).
For the year ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contract	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) From:
Futures contracts	—	—	$67,610,011	—	—	—	$67,610,011
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$1,968,163	—	—	—	$1,968,163
Average Quarterly Balances on Outstanding Derivative Financial Instruments
Futures contracts: Average notional value of contracts—long							$250,138,951
For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.
The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2019  |  (Continued)
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$22,975,925,622	$—	$—	$22,975,925,622
Short-Term Securities: Money Market Funds	354,783,926	—	—	354,783,926
	$23,330,709,548	$—	$—	$23,330,709,548
Derivative Financial Instruments(b)
Assets:
Equity contracts	$2,345,486	$—	$—	$2,345,486
(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
The accompanying notes are an integral part of these financial statements.	Appendix

Statement of Assets and Liabilities
S&P 500 Index Master Portfolio | December 31, 2019

Assets
Investments in securities, at value (including securities loaned of $137,214,328) (cost: $13,076,378,623)	$22,830,625,388
Investments at value—affiliated (cost—$474,764,177)	500,084,160
Cash	270,037
Cash pledged for futures contracts	9,411,800
Dividends—unaffiliated	22,795,533
Dividends—affiliated	459,684
Securities lending income—affiliated	186,784
Variation margin on futures contracts	569,390
Prepaid expenses	84,984
Total Assets	23,364,487,760
Liabilities
Collateral on securities loaned at value	139,392,096
Withdrawals to investors	16,720,413
Investment advisory fees	334,166
Trustees' fees	82,740
Total Liabilities	156,529,415
Net Assets	$23,207,958,345
Net Assets Consist Of:
Unrealized appreciation (depreciation) of investments	9,781,912,234
Investors’ capital	13,426,046,111
Net Assets	$23,207,958,345

Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Operations
S&P 500 Index Master Portfolio | Year Ended December 31, 2019

Investment Income
Dividends—unaffiliated	392,078,121
Dividends—affiliated	7,042,402
Securities lending—affiliated—net	679,409
Foreign taxes withheld	(1,515,553)
Total Investment Income	398,284,379
Expenses
Investment advisory	4,863,044
Director, Trustee, and Board meeting expenses	310,692
Professional	75,099
Total Expenses	5,248,835
Less fees waived and/or reimbursed by the Manager	(563,865)
Total Expenses After Fees Waived and/or Reimbursed	4,684,970
Net Investment Income	393,599,409
Realized And Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments—unaffiliated	(13,455,802)
Investments—affiliated	(347,808)
Futures contracts	67,610,011
Net Realized Gain (Loss)	53,806,401
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	4,960,397,272
Investments—affiliated	17,586,455
Futures contracts	1,968,163
Net Change In Unrealized Appreciation (Depreciation)	4,979,951,890
Net Realized And Unrealized Gain	$5,033,758,291
Net Increase In Net Assets From Operations	$5,427,357,700
The accompanying notes are an integral part of these financial statements.	Appendix

Statements of Changes in Net Assets
S&P 500 Index Master Portfolio

	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase (Decrease) In Net Assets
Operations
Net investment income	$393,599,409	$308,119,158
Net realized gain on investments	53,806,401	68,976,788
Net change in unrealized appreciation (depreciation)	4,979,951,890	(1,302,602,820)
Net Increase (decrease) in net assets from operations	5,427,357,700	(925,506,874)
Capital Transactions
Proceeds from contributions	11,063,823,888	9,671,286,018
Value of withdrawals	(10,540,152,052)	(5,263,924,715)
Total increase in net assets from capital transactions	523,671,836	4,407,361,303
Total Increase In Net Assets	5,951,029,536	3,481,854,429
Net Assets
Beginning of year	$17,256,928,809	$13,775,074,380
End of year	$23,207,958,345	$17,256,928,809

Appendix	The accompanying notes are an integral part of these financial statements.

Financial Highlights
S&P 500 Index Master Portfolio

	Year Ended December 31,
	2019	2018	2017	2016	2015
Total Return	31.44%	-4.38%	21.77%	11.92%	1.35%
Ratio to Average Net Assets
Total expenses	0.03%	0.04%	0.04%	0.04%	0.05%
Total expenses after fees waived and/or reimbursed	0.02%	0.04%	0.04%	0.04%	0.04%
Net investment income	1.95%	1.92%	1.93%	2.11%	2.00%
Supplemental Data
Net assets, end of year (000)	$23,207,958	$17,256,929	$13,775,074	$9,791,759	$7,209,857
Portfolio turnover rate	3%	12%	11%	4%	2%
The accompanying notes are an integral part of these financial statements.	Appendix

Notes to Financial Statements
S&P 500 Index Master Portfolio

1.    Organization
Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.
The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.
Prior Year Reorganization: The Board of BlackRock Funds III and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm S&P 500 Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into iShares S&P 500 Index Fund (the “Fund”), a series of BlackRock Funds III. As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.
On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by the Master Portfolio to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:
Target Fund	Fair Value of Invesments	Cost of Investments
State Farm S&P 500 Index Fund	$1,473,476,973	$726,300,157
2.    Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.
Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.
Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.
Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3.    Investment Valuation and Fair Value Measurements
Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:
•  Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•  Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
•  Futures contracts traded on exchanges are valued at their last sale price.
If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:
•  Level 1—Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access
•  Level 2—Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)
•  Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.    Securities and Other Investments
Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.
Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Bank of America N.A.	$5,539,671	$(5,539,671)	—
Barclays Bank PLC	3,843,919	(3,843,919)	—
Barclays Capital, Inc.	50,783	(50,783)	—
BMO Capital Markets	202,006	(202,006)	—
Citigroup Global Markets, Inc.	53,451,965	(53,451,965)	—
Credit Suisse Securities (USA) LLC	7,798,663	(7,798,663)	—
Goldman Sachs & Co.	15,789,735	(15,789,735)	—
HSBC Bank PLC	1,045,058	(1,045,058)	—
JP Morgan Securities LLC	7,983,961	(7,983,961)	—
Nomura Securities International, Inc.	174,471	(174,471)	—
Scotia Capital (USA), Inc.	772,920	(772,920)	—
SG Americas Securities LLC	16,396,672	(16,396,672)	—
UBS AG	665,358	(665,358)	—
UBS Securities LLC	22,906,558	(22,906,558)	—
Wells Fargo Securities LLC	592,588	(592,588)	—
	$137,214,328	$(137,214,328)	$—
[1]Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.
The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.
5.    Derivative Financial Instruments
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.
6.    Investment Advisory Agreement and Other Transactions with Affiliates
Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.
For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets. Prior to July 1, 2019, the Master Portfolio paid the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.
Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.
BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.
Expense Waivers and Reimbursements: The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BFA and BAL, as applicable, has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. For the year ended December 31, 2019, the amount waived and/or reimbursed was $385,791.
The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2019, the amount waived was $175,916.
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
in the Statement of Operations. For the year ended December 31, 2019, the Manager waived $2,158 in investment advisory fees pursuant to this arrangement.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to the current securities lending agreement, the Master Portfolio retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2019, the Master Portfolio paid BTC $197,708 in total for securities lending agent services.
Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the year ended December 31, 2019, the Master Portfolio did not participate in the Interfund Lending Program.
Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.
Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:
Purchases	Sales	Net Realized Gain (Loss)
$656,292,770	$60,145,540	$(29,208,341)
7.    Purchases and Sales
For the year ended December 31, 2019, purchases and sales of investments, excluding short-term securities, were $1,567,674,746 and $668,088,798, respectively.
8.    Income Tax Information
The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.
The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.
As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Tax cost	$13,338,949,197
Gross unrealized appreciation	$10,452,081,189
Gross unrealized depreciation	$(460,320,838)
Net unrealized appreciation	$9,991,760,351
9.    Bank Borrowings
MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2019, the Master Portfolio did not borrow under the credit agreement.
10.  Principal Risks
In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.
The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.
Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.
11.  Subsequent Events
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Appendix	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm
S&P 500 Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Investors of S&P 500 Index Master Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2020
We have served as the auditor of one or more BlackRock investment companies since 2000.
Appendix

Statement Regarding Liquidity Risk Management Program
S&P 500 Index Master Portfolio

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Board of Trustees (the “Board”) of MIP, on behalf of S&P 500 Index Master Portfolio, met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).
The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:
A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration into in an issuer the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.
B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.
C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.
There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Mark Stalnecker 1951	Chair of the Board and Trustee	Since 2019 (Chair of the Board); Since 2015 (Trustee)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 177 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2019	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 177 Portfolios	None
Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1 (Continued)

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Susan J. Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 177 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 177 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 177 Portfolios	None

                Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1 (Continued)

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Lena G. Goldberg 1949	Trustee	Since 2019	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 177 Portfolios	None
Robert M. Hernandez 1944	Trustee	Since 2019	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 177 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Henry R. Keizer 1956	Trustee	Since 2019	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 177 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)
Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1 (Continued)

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989.	37 RICs consisting of 177 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee	Since 2019	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 177 Portfolios	None
Joseph P. Platt 1947	Trustee	Since 2009	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 177 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

                Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1 (Continued)

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 177 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 177 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2] Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
3 In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R.Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.
Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Interested Trustees1,4

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee	Since 2018	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski[5] 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
[3] In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.
[4] Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.
[5] Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

                Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Officers Who Are Not Trustees1

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer	Since 2009	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer	Since 2019	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary	Since 2019	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/MIP serve at the pleasure of the Board.
Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Appendix

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793
homesteadfunds.com  |  800.258.3030  |  4301 Wilson Blvd.  |  Arlington, VA  |  22203
This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Homestead Funds Trust has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions.  The Senior Officer Code of Ethics is available on Homestead Funds Trust's website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030.  During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of Homestead Funds Trust has determined that the Board's Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the type of fund in Homestead Funds Trust and the nature of the accounting and valuation issues it has presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees[1]

Fiscal Year 2018	N/A
Fiscal Year 2019	$8,354

(b)	Audit-Related Fees

Fiscal Year 2018	N/A
Fiscal Year 2019	$0

(c)	Tax Fees

Fiscal Year 2018	N/A
Fiscal Year 2019	$0

(d)	All Other Fees

Fiscal Year 2018	N/A
Fiscal Year 2019	$0

____________________

1

These fees were for professional services rendered for the audit of the financial statements of the Intermediate Bond Fund, including services that are normally provided in connection with the Fund's statutory and regulatory filings, in addition to the seed audit for the Fund.

(e)(1)	The Registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant.
(2)	None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)

The National Rural Electric Cooperative Association paid the Funds’ principal accountant $114,007 and $ 44,001 in 2019 and 2018 respectively, respectively, for consulting and tax services.  The National Rural Electric Cooperative Association is the parent company, hence a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds Trust for each of its last two fiscal years.

(h)

Homestead Funds Trust's Audit Committee considered the provision of non-audit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds Trust for each of its last two fiscal years.  The Audit Committee determined that these services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures.  The registrant's principal executive officer and principal financial officer concluded, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant's disclosure controls and procedures are effectively designed to provide reasonable assurance that the information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported by the filing date, including the registrant's principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)

Internal Control.  There were no changes in registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not required with this filing.
(a)(2)

A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)

A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS TRUST

By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Trustee

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Trustee

Date: March 6, 2020

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: March 6, 2020